MAY  1,  2011

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS AGRIBUSINESS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Agribusiness Index (the “Agribusiness Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.06%
Total Annual Fund Operating Expenses(a)	0.56%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.56%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$57
3	$179
5	$313
10	$701

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in agriproduct operations, livestock operations, agriculture chemicals, providing or transporting agricultural equipment, and providing or transporting ethanol/biodiesel, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Agribusiness Index by investing in a portfolio of securities that generally replicates the Agribusiness Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Agribusiness Index before fees and expenses will

1

MARKET VECTORS AGRIBUSINESS ETF (continued)

be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Agribusiness Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Agribusiness Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Agribusiness Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Agriculture Investments. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental laws and regulations which could adversely affect the Fund. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Agribusiness Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Agribusiness Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Agribusiness Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Agribusiness Index, the Fund’s return may deviate significantly from the return of the Agribusiness Index. In addition, the Fund may not be able to invest in certain securities included in the Agribusiness Index, or invest in them in the exact proportions they represent of the Agribusiness Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Agribusiness Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Agribusiness Index is not based on fair value prices), the Fund’s ability to track the Agribusiness Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Agribusiness Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

2

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the agribusiness industry to the extent the Agribusiness Index concentrates in the agribusiness industry. By concentrating its assets in the agribusiness industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+26.43%	3Q ’10
Worst Quarter:	-40.15%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/31/2007)

Market Vectors Agribusiness ETF (return before taxes)	22.96%	9.16%
Market Vectors Agribusiness ETF (return after taxes on distributions)	22.69%	8.87%
Market Vectors Agribusiness ETF (return after taxes on distributions and sale of Fund Shares)	14.92%	7.71%
DAXglobal® Agribusiness Index (reflects no deduction for fees, expenses or taxes)	22.22%	9.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-2.49%

3

MARKET VECTORS AGRIBUSINESS ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

4

MARKET VECTORS COAL ETF

INVESTMENT OBJECTIVE

Market Vectors Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Stowe Coal IndexSM (the “Coal Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses(a)	0.59%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$189
5	$329
10	$738

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies principally engaged in the coal industry. Companies principally engaged in the coal industry include those engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal, and which derive more than 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicates the Coal Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Coal Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Coal Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Coal Index.

5

MARKET VECTORS COAL ETF (continued)

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Coal Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Coal Industry. The profitability of companies in the coal industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, world events, terrorist attacks, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation, as well as market, economic and political risks of the countries where energy companies are located or do business. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims and are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Coal Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Coal Index, the Fund’s return may deviate significantly from the return of the Coal Index. In addition, the Fund may not be able to invest in certain securities included in the Coal Index, or invest in them in the exact proportions they represent of the Coal Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Coal Index is based on securities’ closing price on local foreign markets (i.e., the value of the Coal Index is not based on fair value prices), the Fund’s ability to track the Coal Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less

6

management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the coal industry to the extent the Coal Index concentrates in the coal industry. By concentrating its assets in the coal industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+67.80%	2Q ’09
Worst Quarter:	-20.07%	2Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/10/2008)

Market Vectors Coal ETF (return before taxes)	31.55%	5.95%
Market Vectors Coal ETF (return after taxes on distributions)	31.36%	5.71%
Market Vectors Coal ETF (return after taxes on distributions and sale of Fund Shares)	20.50%	4.94%
Stowe Coal IndexSM (reflects no deduction for fees, expenses or taxes)	31.79%	6.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-1.81%

7

MARKET VECTORS COAL ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2008
George Cao	Portfolio Manager	January 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

8

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(a)	0.60%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$192
5	$335
10	$750

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Alternative energy refers to the generation of power through environmentally friendly, non traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index by investing in a portfolio of securities that generally replicates the Ardour Global Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Ardour Global Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Ardour Global Index.

9

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Ardour Global Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Ardour Global Index is so concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Alternative Energy Industry. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, technological developments and general economic conditions, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Ardour Global Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ardour Global Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ardour Global Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Ardour Global Index, the Fund’s return may deviate significantly from the return of the Ardour Global Index. In addition, the Fund may not be able to invest in certain securities included in the Ardour Global Index, or invest in them in the exact proportions they represent of the Ardour Global Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index is based on securities’ closing price on local foreign markets (i.e., the value of the Ardour Global Index is not based on fair value prices), the Fund’s ability to track the Ardour Global Index may be adversely affected.

10

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Ardour Global Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the alternative energy industry to the extent the Ardour Global Index concentrates in such alternative energy industry. By concentrating its assets in the alternative energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with a the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	33.37%	2Q ’09
Worst Quarter:	-39.42%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/3/2007)

Market Vectors Global Alternative Energy ETF (return before taxes)	-19.46%	-16.61%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions)	-19.73%	-16.73%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions and sale of Fund Shares)	-12.65%	-13.60%
Ardour Global IndexSM (Extra Liquid) (reflects no deduction for fees, expenses or taxes)	-19.74%	-16.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-2.61%

11

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

12

MARKET VECTORS GOLD MINERS ETF

INVESTMENT OBJECTIVE

Market Vectors Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Gold Miners Index (the “Gold Miners Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.03%
Total Annual Fund Operating Expenses(a)	0.53%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.53%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$54
3	$170
5	$296
10	$665

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and American depositary receipts (“ADRs”) of companies involved in the gold mining industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gold Miners Index by investing in a portfolio of securities that generally replicates the Gold Miners Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Gold Miners Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Gold Miners Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Gold Miners Index.

13

MARKET VECTORS GOLD MINERS ETF (continued)

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Gold Miners Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Gold Mining Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in the gold mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the gold mining industry. Also, gold mining companies are highly dependent on the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund generally will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gold Miners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Gold Miners Index, the Fund’s return may deviate significantly from the return of the Gold Miners Index. In addition, the Fund may not be able to invest in certain securities included in the Gold Miners Index, or invest in them in the exact proportions they represent of the Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Gold Miners Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Gold Miners Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the gold mining industry to the extent the Gold Miners Index concentrates in the gold mining industry. By concentrating its assets in the gold mining industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

14

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	19.59%	3Q’09
Worst Quarter:	-30.20%	3Q’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/16/2006)

Market Vectors Gold Miners ETF (return before taxes)	34.01%	10.55%
Market Vectors Gold Miners ETF (return after taxes on distributions)	33.70%	10.32%
Market Vectors Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	22.10%	9.04%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	34.75%	11.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.56%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

15

MARKET VECTORS JUNIOR GOLD MINERS ETF

INVESTMENT OBJECTIVE

Market Vectors Junior Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Junior Gold Miners Index (the “Junior Gold Miners Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.04%
Total Annual Fund Operating Expenses(a)	0.54%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.54%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$55
3	$173
5	$302
10	$677

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund will normally invest at least 80% of its total assets in companies that are involved in the gold mining industry (the “80% policy”). The Fund invests in foreign and domestic publicly traded companies of small- and medium- capitalization that are involved primarily in the mining for gold and/or silver. The Fund’s 80% policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Junior Gold Miners Index by investing in a portfolio of securities that generally replicates the Junior Gold Miners Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Junior Gold Miners Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Junior Gold Miners Index. As of March 31, 2011, approximately 85% of the Junior Gold Miners Index was comprised of securities of companies that are involved in the gold mining industry.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Junior Gold Miners Index.

16

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Junior Gold Miners Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Gold and Silver Mining Industries. Because the Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of companies in the gold mining and silver mining industries. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

A significant amount of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Junior Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Junior Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Junior Gold Miners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Junior Gold Miners Index, the Fund’s return may deviate significantly from the return of the Junior Gold Miners Index. In addition, the Fund may not be able to invest in certain securities included in the Junior Gold Miners Index, or invest in them in the exact proportions they represent of the Junior Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Junior Gold Miners Index is based on securities’ closing price on local foreign markets (i.e., the value of the Junior Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Junior Gold Miners Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Junior Gold Miners Index, the Fund generally would not sell a security because the

17

MARKET VECTORS JUNIOR GOLD MINERS ETF (continued)

security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the gold mining industry to the extent the Junior Gold Miners Index concentrates in the gold mining industry. By concentrating its assets in the gold mining industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+27.24%	4Q ’10
Worst Quarter:	-0.50%	1Q ’10

18

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (11/10/09)

Market Vectors Junior Gold Miners ETF (return before taxes)	65.74%	61.79%
Market Vectors Junior Gold Miners ETF (return after taxes on distributions)	61.71%	58.34%
Market Vectors Junior Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	42.70%	50.75%
Market Vectors Junior Gold Miners Index (reflects no deduction for fees, expenses or taxes)	67.95%	60.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	15.40%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Cao	Portfolio Manager	November 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

19

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

INVESTMENT OBJECTIVE

Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses(a)	0.13%

Total Annual Fund Operating Expenses(b)	0.63%
Fee Waivers and Expense Reimbursement(b)	0.06%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.57%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$58
3	$196
5	$345
10	$781

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period October 27, 2010 (the Fund’s commencement of operations) through December 31, 2010, the Fund’s portfolio turnover was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of foreign and domestic equity securities of publicly traded companies primarily engaged in a variety of activities that are related to the producing, refining and recycling of rare earth and strategic metals and minerals. Such companies may include small-, medium- and micro-capitalization companies. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 49 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies, such as

20

cellular phones, high performance batteries, flat screen televisions, green energy technology, and are critical to the future of hybrid and electric cars, high-tech military applications and superconductors and fiber-optic communication systems. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Rare Earth/Strategic Metals Index by investing in a portfolio of securities that generally replicates the Rare Earth/Strategic Metals Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Rare Earth/Strategic Metals Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also utilize depositary receipts to seek performance that corresponds to the Rare Earth/Strategic Metals Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Rare Earth/Strategic Metals Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risks of Investing in Rare Earth and Strategic Metals. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 49 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has strained the supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth/strategic metals which may fluctuate substantially over short periods of time and can be significantly affected by events relating to international, national and local political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims.

Risks of Regulatory Action and Changes in Governments. The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 90% of the world’s rare earth supplies, has implemented a reduction in its export quota of rare earth/strategic metals and has considered a complete ban on the export of such metals. Such moves could have a significant impact on industries around the globe and on the values of the businesses in which the Fund expect to invest. Moreover, while it is expected that China will consume most if not all, of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Risks of Investing in the Mining Industry. Because the Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in mining, it is subject to certain risks associated with such companies in the mining industry. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the

21

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF (continued)

Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risks of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Risks of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Rare Earth/Strategic Metals Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Rare Earth/Strategic Metals Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Rare Earth/Strategic Metals Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Rare Earth/Strategic Metals Index, the Fund’s return may deviate significantly from the return of the Rare Earth/Strategic Metals Index. In addition, the Fund may not be able to invest in certain securities included in the Rare Earth/Strategic Metals Index, or invest in them in the exact proportions they represent of the Rare Earth/Strategic Metals Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Rare Earth/Strategic Metals Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Rare Earth/Strategic Metals Index is not based on fair value prices), the Fund’s ability to track the Rare Earth/Strategic Metals Index may be adversely affected.

Risks of Cash Transactions. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Rare Earth/Strategic Metals Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the strategic metals industry (and certain sub-industries thereof) to the extent the Rare Earth/Strategic Metals Index concentrates in the strategic metals industry (and certain sub-industries thereof). By concentrating its assets in the strategic metals industry (and certain sub-industries thereof), the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

22

Risks of Investing in the Materials Sub-Industry. To the extent the Rare Earth/Strategic Metals Index includes securities of issuers in the materials sub-industry of the strategic metals industry, the Fund will invest in companies in such sub-industry. Companies in the materials sub-industry of the strategic metals industry may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

PERFORMANCE

The Fund commenced operations on October 27, 2010 and therefore does not have a performance history for a full calendar year. Visit www.vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2010
George Cao	Portfolio Manager	October 2010

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

23

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

INVESTMENT OBJECTIVE

Market Vectors RVE Hard Assets Producers ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of The Rogers™-Van Eck Hard Assets Producers Index (the “Hard Assets Producers Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder expenses (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses(a)	0.63%
Fee Waivers and Expense Reimbursement(a)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$198
5	$347
10	$783

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign hard asset producer companies. A company will be considered to be a hard asset producer company if it, directly or indirectly, derives at least 50% of its revenues from the production and/or distribution of commodities and commodity-related products and services, including among others, companies that fabricate mining or drilling equipment. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Hard Assets Producers Index by investing in a portfolio of securities that generally replicates the Hard Assets Producers Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Hard Assets Producers Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Hard Assets Producers Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Hard Assets Producers Index.

24

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Hard Assets Producers Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Hard Assets Industry. The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets industry, including agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Hard Assets Producers Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Hard Assets Producers Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Hard Assets Producers Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Hard Assets Producers Index, the Fund’s return may deviate significantly from the return of the Hard Assets Producers Index. In addition, the Fund may not be able to invest in certain securities included in the Hard Assets Producers Index, or invest in them in the exact proportions they represent of the Hard Assets Producers Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Hard Assets Producers Index is based on securities’ closing price on local foreign markets (i.e., the value of the Hard Assets Producers Index is not based on fair value prices), the Fund’s ability to track the Hard Assets Producers Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Hard Assets Producers Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the hard assets industry to the extent the Hard Assets Producers Index concentrates in the hard assets industry. By concentrating its assets in the hard assets industry, the Fund is subject to the

25

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF (continued)

risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+20.01%	3Q ’10
Worst Quarter:	-16.68%	2Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/29/2008)

Market Vectors RVE Hard Assets Producers ETF (return before taxes)	16.57%	-0.06%
Market Vectors RVE Hard Assets Producers ETF (return after taxes on distributions)	16.24%	-0.33%
Market Vectors RVE Hard Assets Producers ETF (return after taxes on distributions and sale of Fund Shares)	10.77%	-0.22%
The Rogers™-Van Eck Hard Assets Producers Index (reflects no deduction for fees, expenses or taxes)	16.70%	0.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.47%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2008
George Cao	Portfolio Manager	August 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

26

MARKET VECTORS SOLAR ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Solar Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Solar Energy IndexSM (the “Solar Energy Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.42%
Total Annual Fund Operating Expenses(a)	0.92%
Fee Waivers and Expense Reimbursement(a)	0.27%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.65%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$66
3	$266
5	$483
10	$1,107

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign companies primarily engaged in the production of solar power. Companies primarily engaged in the production of solar power, which derive at least 50% of their total revenues from the production of solar power and related products and services, include, but are not limited to, producers of solar power and solar power equipment, companies that install and integrate solar power systems and companies which provide the raw materials to solar power equipment producers. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Solar Energy Index by investing in a portfolio of securities that generally replicates the Solar Energy Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Solar Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Solar Energy Index.

27

MARKET VECTORS SOLAR ENERGY ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Solar Energy Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Solar Energy Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Solar Energy Industry. Companies engaged in the solar energy industry may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. In addition, the solar energy industry is at a relatively early stage of development and the extent to which solar energy will be widely adopted is uncertain. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, labor relations and tax and other government regulations. Shares of companies involved in the solar energy industry have historically been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the solar energy industry have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. If government subsidies and economic incentives for alternative energy sources, particularly solar power, are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the solar energy industry. In addition, changes in U.S., European and other governments’ policies towards solar energy technology also may have an adverse effect on the Fund’s performance.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Solar Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Solar Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Solar Energy Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Solar Index, the Fund’s return may deviate significantly from the return of the Solar Index. In addition, the Fund may not be able to invest in certain securities included in the Solar Index, or invest in them in the exact proportions they represent of the Solar Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Solar Energy Index is based on securities’ closing price on local foreign markets (i.e., the value of the Solar Energy Index is not based on fair value prices), the Fund’s ability to track the Solar Energy Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Solar Energy Index, the Fund generally would not sell a security because the security’s

28

issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the solar energy industry to the extent the Solar Energy Index concentrates in the solar energy industry. By concentrating its assets in the solar energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter	+34.09%	3Q ’10
Worst Quarter	-25.60%	2Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/21/2008)

Market Vectors Solar Energy ETF (return before taxes)	-28.65%	-38.07%
Market Vectors Solar Energy ETF (return after taxes on distributions)	-28.80%	-38.16%
Market Vectors Solar Energy ETF (return after taxes on distributions and sale of Fund Shares)	-18.62%	-29.95%
The Ardour Solar Energy IndexSM (reflects no deduction for fees, expenses or taxes)	-29.06%	-37.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-1.36%

29

MARKET VECTORS SOLAR ENERGY ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2008
George Cao	Portfolio Manager	April 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

30

MARKET VECTORS STEEL ETF

INVESTMENT OBJECTIVE

Market Vectors Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Steel Index (the “Steel Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.05%
Total Annual Fund Operating Expenses(a)	0.55%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.55%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$56
3	$176
5	$307
10	$689

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and ADRs of companies involved in the steel industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Steel Index by investing in a portfolio of securities that generally replicates the Steel Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Steel Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Steel Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Steel Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Steel Index concentrates in an industry or group of industries.

31

MARKET VECTORS STEEL ETF (continued)

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Steel Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel industry. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel industry may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel industry may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Steel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Steel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Steel Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Steel Index, the Fund’s return may deviate significantly from the return of the Steel Index. In addition, the Fund may not be able to invest in certain securities included in the Steel Index, or invest in them in the exact proportions they represent of the Steel Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Steel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Steel Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Steel Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the steel industry to the extent the Steel Index concentrates in the steel industry. By concentrating its assets in the steel industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

32

Annual Total Returns—Calendar Years

Best Quarter	53.31%	2Q’09
Worst Quarter	-50.25%	3Q’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (10/10/2006)

Market Vectors Steel ETF (return before taxes)	19.39%	17.06%
Market Vectors Steel ETF (return after taxes on distributions)	18.80%	16.26%
Market Vectors Steel ETF (return after taxes on distributions and sale of Fund Shares)	12.60%	14.41%
NYSE Arca Steel Index (reflects no deduction for fees, expenses or taxes)	19.89%	17.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	0.42%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

33

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

INVESTMENT OBJECTIVE

Market Vectors Uranium+Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Nuclear Energy Index (the “Nuclear Energy Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholders Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.07%
Total Annual Fund Operating Expenses(a)	0.57%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.57%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$58
3	$183
5	$318
10	$714

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in various aspects of the nuclear energy business. Companies primarily engaged in the nuclear energy business include those engaged in uranium mining, uranium enrichment, uranium storage, providing equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicates the Nuclear Energy Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Nuclear Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Nuclear Energy Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Nuclear Energy Index.

34

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Nuclear Energy Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Nuclear Energy Industry. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy industry may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations (terrorist threats in particular). These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Nuclear Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Nuclear Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Nuclear Energy Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Nuclear Energy Index, the Fund’s return may deviate significantly from the return of the Nuclear Energy Index. In addition, the Fund may not be able to invest in certain securities included in the Nuclear Energy Index, or invest in them in the exact proportions they represent of the Nuclear Energy Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of Nuclear Energy Index is based on securities’ closing price on local foreign markets (i.e., the value of the Nuclear Energy Index is not based on fair value prices), the Fund’s ability to track the Nuclear Energy Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security’s

35

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF (continued)

issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization and medium-capitalization companies could trail the returns on investments in stocks of large-capitalization companies.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the nuclear energy industry to the extent the Nuclear Energy Index concentrates in the nuclear energy industry. By concentrating its assets in the nuclear energy industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	28.59%	2Q ’09
Worst Quarter:	-33.93%	3Q ’08

36

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/13/2007)

Market Vectors Uranium+Nuclear Energy ETF (return before taxes)	16.37%	-9.83%
Market Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions)	14.72%	-10.86%
Market Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions and sale of Fund Shares)	10.64%	-8.72%
DAXglobal® Nuclear Energy Index (reflects no deduction for fees, expenses or taxes)	16.82%	-9.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-2.01%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 38 of this Prospectus.

37

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

38

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the a Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index.

Each Fund may invest its remaining assets in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in participation notes (“P-Notes”). Depositary receipts may be used by the Funds in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. Each Fund may also invest in, to the extent permitted by Section 12(d)(1) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. These risks listed below are applicable to all Funds unless otherwise noted.

Risk of Investing in Agriculture Investments (Market Vectors Agribusiness ETF and Market Vectors RVE Hard Assets Producers ETF only). Economic forces, including forces affecting the agricultural, commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. Companies involved in the agriculture industry may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture. Furthermore, companies involved in the agriculture industry are particularly sensitive to changing weather conditions and other natural disasters. In addition, these companies are also subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. In addition, the Fund’s portfolio companies must comply with a broad range of environmental

39

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

and food safety laws and regulations which could adversely affect the Fund. Additional or more stringent environmental and food safety laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risk of Investing in the Coal Industry (Market Vectors Coal ETF only). The profitability of companies in the coal industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, world events, terrorist attacks, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation, as well as market, economic and political risks of the countries where energy companies are located or do business. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims and are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Risk of Investing in the Alternative Energy Industry (Market Vectors Global Alternative Energy ETF and Market Vectors Solar Energy ETF only). Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, technological developments and general economic conditions, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

Risk of Investing in the Energy Sector (Market Vectors Coal ETF, Market Vectors Global Alternative Energy ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF and Market Vectors Uranium+Nuclear Energy ETF only). To the extent a Fund’s Index includes securities of issuers in the energy sector, such Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Gold Mining Industry (Market Vectors Gold Miners ETF and Market Vectors Junior Gold Miners ETF only). Because the Fund primarily invests in stocks and ADRs of companies that are involved in the gold mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the gold mining industry. Also, gold mining companies are highly dependent on the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be

40

unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Risk of Investing in the Gold and Silver Mining Industries ( Market Vectors Junior Gold Miners ETF only). Because the Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of companies in the gold mining and silver mining industries. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

A significant amount of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risks of Investing in Rare Earth and Strategic Metals (Market Vectors Rare Earth/Strategic Metals ETF only). Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 49 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Rare earth/strategic metals are used in a variety of technologies including, but not limited to, cellular phones, high performance batteries, flat screen televisions, and green energy technology such as wind, solar and geothermal, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications including radar, missile guidance systems, navigation and night vision, and superconductors and fiber-optic communication systems.

The use of rare earth/strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has from time to time strained the supply, and, as a result, there is a risk of a shortage of such materials in the world which could adversely affect the companies in the Fund’s portfolio. Competitive pressures may have a significant effect on the financial condition of companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals. Also, these companies are highly dependent on the demand for and price of rare earth/strategic metals which may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments.

Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small- to medium-capitalization companies with volatile share prices and can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Moreover, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining, and the risks of the hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims. Furthermore, demand for rare earth/strategic metals may change rapidly and unpredictably, including in light of the development of less expensive alternatives.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in the Solar Energy Industry (Market Vectors Global Alternative Energy ETF and Market Vectors Solar ETF only). Companies engaged in the solar energy industry may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. In addition, the solar energy industry is at a relatively early stage of development and the extent to which solar energy will be widely adopted is uncertain. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, labor relations and tax and other government regulations. Shares of companies involved in the solar energy industry have historically been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the solar energy industry have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. If government subsidies and economic incentives for alternative energy sources, particularly solar power, are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the solar energy industry. In addition, changes in U.S., European and other governments’ policies towards solar energy technology also may have an adverse effect on the Fund’s performance.

Risk of Investing in the Steel Industry (Market Vectors Steel ETF only). Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel industry. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel industry may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel industry may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims. Weather conditions, a strong or weak domestic economy and the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, depletion of resources and mandated expenditures for safety and pollution control devices.

Risk of Investing in the Nuclear Energy Industry (Market Vectors Uranium+Nuclear Energy ETF only). The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil, obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy industry may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations (terrorist threats in particular). These regulations may be subject to significant tightening by national and international authorities. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. In addition, governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate.

Uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. Such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly

42

other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the nuclear power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Risks of Regulatory Action and Changes in Governments. (Market Vectors Rare Earth/Strategic Metals ETF only) The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 90% of the world’s rare earth supplies, has implemented a reduction in its export quota of rare earth/strategic metals and has considered a complete ban on the export of such metals. The Chinese government’s plan of a further reduction in the export of rare earth/strategic metals, as well as the Chinese government’s consideration of a complete ban on the export of such materials could have a significant impact on industries around the globe and on the values of the businesses in which the Fund expects to invest. Moreover, while it is expected that China will consume most if not all, of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Risks of Investing in the Mining Industry. Because the Market Vectors Coal ETF, Market Vectors Gold Miners ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Steel ETF invest in stocks and depositary receipts of U.S. and foreign companies that are involved in mining, they are subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of gold and/or silver bullion or rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes.

Some of the companies in a Fund’s Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce these metals. Exploration and development involves significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risk of Investing in Foreign Securities. Each Fund may invest in foreign securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Because a Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The values of the currencies of the countries in which a Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Each Fund may, but is not obligated to, invest in derivative instruments to lock in certain currency exchange rates from time to time.

Risks of Investing in Depositary Receipts. Each Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are issued by banks or trust companies, and entitle the

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect a Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts may lead to tracking error.

Risks of Investing in Emerging Market Issuers (Market Vectors Agribusiness ETF, Market Vectors Coal ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Solar Energy ETF only). Each Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. The prices of certain securities listed on stock markets in emerging market countries have been subject to sharp fluctuations and sudden declines and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed stock markets. Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. An outbreak of hostilities could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to track its Index. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of

44

such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from those investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in a Fund may lose money.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. A Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Each Fund, except Market Vectors Gold Miners ETF and Market Vectors Steel ETF, is expected to fair value most or all of the foreign securities it holds. See “Shareholder Information—Determination of NAV.” To the extent a Fund calculates its NAV based

46

on fair value prices and the value of its Index is based on securities’ closing price on local foreign markets (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly.

Risk of Cash Transactions. Unlike most other ETFs, the Rare Earth/Strategic Metals ETF may effect a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. See “Creation and Redemption of Creation Units” in the SAI. Certain countries may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in a Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. Each Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. A Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Risk of Investing in Small- and Medium-Capitalization Companies. Each Fund may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Market Vectors Junior Gold Miners ETF and Market Vectors Rare Earth/Strategic Metals ETF may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risks of Investing in the Materials Sub-Industry. To the extent the Rare Earth/Strategic Metals Index includes securities of issuers in the materials sub-industry of the strategic metals industry, the Rare Earth/Strategic Metals ETF will invest in companies in such sub-industry. Companies engaged in the production and distribution of materials may be adversely affected by world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Additional Risks

Risk of Investing in Derivatives. Derivatives are financial instruments, such as swaps, options, warrants, futures contracts, currency forwards and participation notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause a Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell

48

the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Relationship to Commodities (Market Vectors Coal ETF, Market Vectors Gold Miners ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Steel ETF only). Each Fund’s respective Index measures the performance of equity securities of companies in the coal, gold and silver mining, rare earth/strategic metals and steel industries, as applicable. Each Fund’s respective Index does not measure the performance of direct investment in coal, gold, silver, rare earth/strategic metals or steel (as applicable) and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and, except with respect to Market Vectors Rare Earth/Strategic Metals ETF, to be created and redeemed in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds, to the extent used, generally is not expected to lead to a tax event for shareholders.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to Market Vectors Gold Miners ETF (the “Gold Miners Investment Management Agreement”) and an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the “Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to Market Vectors Gold Miners ETF. As of December 31, 2010, the Adviser managed approximately $31.3 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2010.

For the services provided to each Fund under the relevant Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs,

50

trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF and Market Vectors Junior Gold Miners ETF), 0.57% (with respect to Market Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to Market Vectors Coal ETF and Market Vectors RVE Hard Assets Producers ETF), 0.60% (with respect to Market Vectors Uranium+Nuclear Energy ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF) and 0.65% (with respect to Market Vectors Solar Energy ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Controller of Operations Administrations Division and Corporate Safety September 2006-December 2007 and a Senior Finance Associate (August 2004-August 2006) for United Airlines. He also served as a Management Consultant to PricewaterhouseCoopers LLP as well as a Financial Analyst for SAM Distribution Co. Ltd. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value most or all of the foreign equity securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities traded

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

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TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will return to 20% for taxable years beginning after December 31, 2012.

For taxable years beginning before January 1, 2013, the Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), a Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%, and is scheduled to increase to 31% after 2012. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short

53

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The Agribusiness Index and Nuclear Energy Index are published by Deutsche Börse AG. The Gold Miners Index and Steel Index are published by NYSE Euronext. The Junior Gold Miners Index and Rare Earth/Strategic Metals Index are published by 4asset-management GmbH (“4asset”). The Hard Assets Producers Index is published by S-Network Global Indexes, LLC (“S-Network”). The Ardour Global Index and Solar Energy Index are published by Ardour Global Indexes LLC (“Ardour”). The Coal Index is published by Stowe Global Indexes LLC (“Stowe”).

Deutsche Börse AG, NYSE Euronext, 4asset, Ardour and Stowe are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

54

DAXGLOBAL® AGRIBUSINESS INDEX

The Agribusiness Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges. The Agribusiness Index contains five major sub sectors: agriproduct operations, livestock operations, agricultural chemicals, agricultural equipment and ethanol/biodiesel. The Agribusiness Index is comprised of common stocks and depositary receipts that are listed for trading on major stock exchanges around the world. The Agribusiness Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Agribusiness Index is calculated and maintained by Deutsche Börse AG. The value of the Agribusiness Index is disseminated every 15 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Agribusiness Index. For companies already included in the Agribusiness Index, the market capitalization need only be greater than $120 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.8 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Agribusiness Index.

As of March 31, 2011, the Agribusiness Index included 45 securities of companies with a market capitalization range of between approximately $220 million and $48.4 billion and an average market capitalization of $9.8 billion. These amounts are subject to change.

The Agribusiness Index is calculated using a modified market capitalization weighting methodology. The Agribusiness Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Agribusiness Index:

(1)	the weight of any single component security may not account for more than 8% of the total value of the Agribusiness Index;

(2)

the aggregate weight of those component securities which individually represent more than 5% of the total value of the Agribusiness Index may not account for more than 40% of the total Agribusiness Index value; and

(3)	no other component securities will individually represent more than 4.5% of the total value of the Agribusiness Index.

The universe of potential securities eligible for inclusion in the Agribusiness Index are reviewed semiannually (generally, the third Friday of March and September) so that the Agribusiness Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Agribusiness Index. Changes to the component share weights of the Agribusiness Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

55

STOWE COAL INDEXSM

The Coal Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry. The Coal Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal. The Coal Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from sources listed above) in the coal industry.

Constituent stocks must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Coal Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Coal Index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the Coal Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Coal Index included 40 securities of companies with a market capitalization range of between approximately $180 million and $94.5 billion and an average market capitalization of $7.8 billion. These amounts are subject to change.

The Coal Index is calculated and maintained by Standard & Poor’s Custom Indices (“S&P”) on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “COAL.” Index values are disseminated every 15 seconds.

The Coal Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Coal Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Coal Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Coal Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Coal Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Coal Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Coal Index is issued no later than the Wednesday prior to the second Friday of a rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Coal Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

56

ARDOUR GLOBAL INDEXSM (EXTRA LIQUID)

The Ardour Global Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry. The Ardour Global IndexSM (Composite) (the “AGI Composite Index”) is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power (the “AGI Industry”). The AGI Composite Index strives to be inclusive of all companies worldwide that are principally engaged in alternative energy. The Ardour Global Index was determined to yield a benchmark value of approximately 2000 at its inception date, which was the close of trading on December 31, 1999. The Ardour Global Index represents the 30 stocks in the AGI Composite Index with the highest average daily trading volume value and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the Ardour Global Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Ardour Global Index. Stocks must have a three-month average daily trading price greater than $1.00 per share to be included in the AGI Composite Index.

As of March 31, 2011, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $640 million and $51.5 billion and an average market capitalization of $5.8 billion. These amounts are subject to change.

The Ardour Global Index and AGI Composite Index are each calculated and maintained by Dow Jones Indexes on behalf of Ardour. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “AGIXL.” Index values are disseminated every 15 seconds. The Ardour Global Index includes stocks of companies engaged in the entire chain of alternative energy production, including alternative energy fuels and resources (solar, wind, bio-fuels, water and geothermal), environmental technologies, energy efficiency and enabling technologies. Only companies which are “principally engaged” in the business of alternative energy, i.e., derive over 50% of their total revenues from the industry are eligible. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings.) Companies with R-Score (average three-month daily trading volume value (in thousands) divided by average three-month market capitalization (in millions)) of less than 25% of its total market capitalization, based on its average daily share volume for the three calendar months prior to inclusion, shall not be eligible for inclusion in the AGI Composite Index and therefore ineligible for inclusion in the Ardour Global Index.

The Ardour Global Index is calculated using a capitalization weighting methodology, adjusted for float. Ardour Global Index weightings may be modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Ardour Global Index (and the AGI Composite Index) is rebalanced quarterly, at the close of business on the third Friday of each calendar quarter. The share weights of Ardour Global Index components are adjusted on each rebalancing date, and new companies (IPOs) may be added to the Ardour Global Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The Ardour Global Index is reconstituted semi-annually on the dates of the June and December rebalancings and companies are added and/or deleted based upon the Ardour Global Index eligibility criteria.

The Ardour Global Index (and the AGI Composite Index) is reviewed quarterly to assure that all components continue to meet the eligibility requirements. New components (IPOs) that meet eligibility requirements may be added to the Ardour Global Index at the quarterly rebalancings. Components that fail to meet eligibility requirements are deleted semi- annually. Rebalancing data, including constituent weights and related information, is posted on the Ardour Global Index web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Ardour Global Index is issued no later than the Wednesday prior to the second Friday in a rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Ardour Global Index are not adjusted between rebalancing dates for shares issued or shares repurchased. However, in the event that a component company is deleted from the Index in the period between rebalancings due to a corporate action, a new company will be substituted in the Ardour Global Index in approximately the same weight as the removed company. The Ardour Global Index is calculated by Dow Jones Indexes.

57

NYSE ARCA GOLD MINERS INDEX

The Gold Miners Index is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold. The Gold Miners Index includes common stocks and ADRs of selected companies that are involved in mining for gold and that are listed for trading on the NYSE, NYSE Arca or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least 50,000 shares over the past six months are eligible for inclusion in the Gold Miners Index.

As of March 31, 2011, the Gold Miners Index included 30 securities of companies with a market capitalization range of between approximately $190 million and $51.8 billion and an average market capitalization of $9.1 billion. These amounts are subject to change.

The Gold Miners Index is calculated using a modified market capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;

(2)

the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having an index weight below 5%; and

(3)

the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 50% of the total Gold Miners Index value.

The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. The NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

58

MARKET VECTORS JUNIOR GOLD MINERS INDEX

The Junior Gold Miners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of foreign and domestic publicly traded companies of small- and medium-capitalization that are involved primarily in the mining for gold and/or silver. To be eligible for the Junior Gold Miners Index, companies must (i) generate at least 50% of their revenues from gold or silver mining, (ii) hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver when developed; or (iii) primarily invest in gold or silver. The Junior Gold Miners Index includes common stocks and depositary receipts of U.S. and foreign companies that are involved in mining for gold and/or silver and that are listed for trading on a leading stock exchange.

Constituent stocks of the Junior Gold Miners Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Junior Gold Miners Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Junior Gold Miners Index. Stocks must have a three- month average daily trading volume value of at least $1 million to be eligible for the Junior Gold Miners Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Junior Gold Miners Index included 55 securities of companies with a market capitalization range of between approximately $190 million and $3.1 billion and an average market capitalization of $1.1 billion. These amounts are subject to change.

The Junior Gold Miners Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Junior Gold Miners ETF. Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time).

The Junior Gold Miners Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Junior Gold Miners Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Junior Gold Miners Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Junior Gold Miners Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Junior Gold Miners Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Junior Gold Miners Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

59

MARKET VECTORS RARE EARTH/STRATEGIC METALS INDEX

The Rare Earth/Strategic Metals Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies primarily engaged in a variety of activities that are related to the producing, refining and recycling of rare earth and strategic metals and minerals.

Constituent stocks of the Rare Earth/Strategic Metals Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Rare Earth/Strategic Metals Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Rare Earth/Strategic Metals Index. Stocks must have a three-month average daily trading volume value of at least $1.0 million to be eligible for the Rare Earth/Strategic Metals Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “NMS securities” under Rule 600(b) of Regulation NMS. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Rare Earth/Strategic Metals Index included 25 securities of companies with a market capitalization range of between approximately $180 million and $5.3 billion and an average market capitalization of $1.4 billion. These amounts are subject to change.

The Rare Earth/Strategic Metals Index is calculated and maintained by Structured Solutions AG on behalf of the Index Provider. The Index Provider is not affiliated with the Fund. Index values are calculated on weekdays and are disseminated every 15 seconds between the hours of approximately 1:00 CET–23:30 CET.

The Rare Earth/Strategic Metals Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Rare Earth/Strategic Metals Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Rare Earth/Strategic Metals Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Rare Earth/Strategic Metals Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 30 trading days. The share weights of the Rare Earth/Strategic Metals Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of a quarter-end month. A press announcement identifying additions and deletions to the Rare Earth/Strategic Metals Index is issued five days prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

60

THE ROGERS™—VAN ECK HARD ASSETS PRODUCERS INDEX

The Hard Assets Producers Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The Hard Assets Producers Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Index constituents include certain companies that produce products and services directly related to the production of commodities, but not the commodities themselves.

As of March 31, 2011, the Hard Assets Producers Index included 337 securities of companies with a market capitalization range of between approximately $465 million and $417.2 billion and an average market capitalization of $19.8 billion. These amounts are subject to change.

The six sectors are weighted based on estimates of the global consumption of various commodities included in each of the sectors. Sector weights are set annually on the third Friday of the last month of the third calendar quarter and the Hard Assets Producers Index is rebalanced quarterly to the sector weights. The Hard Assets Producers Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production and/or distribution of commodities and commodity-related products and services.

The Hard Assets Producers Index strives to capture at least 95% of the global investable market capitalization of its various sectors with the exception of the agriculture sector, where the Hard Assets Producers Index strives to capture 100% of its global investable market capitalization. Constituent stocks must have a market capitalization of greater than $500 million on a rebalancing date to be added to the Hard Assets Producers Index. Stocks whose market capitalizations fall below $250 million as of any rebalancing date will be deleted from the Hard Assets Producers Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Hard Assets Producers Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

The Hard Assets Producers Index is calculated and maintained by S&P on behalf of S-Network Global Indexes LLC. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “RVEI.” Index values are disseminated every 15 seconds.

The Hard Assets Producers Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Hard Assets Producers Index is reconstituted quarterly, at the close of business on the third Friday of the last month of each calendar quarter, and companies are added and/or deleted based upon the Hard Assets Producers Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Hard Assets Producers Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Hard Assets Producers Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Hard Assets Producers Index’s web site prior to the start of trading on the first business day following the third Friday of the last month of each calendar quarter. A press announcement identifying additions and deletions to the Hard Assets Producers Index is issued no later than the Wednesday prior to the second Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Hard Assets Producers Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

61

ARDOUR SOLAR ENERGY INDEXSM

The Solar Energy Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production of solar power. The Solar Energy Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production of solar power in the following sectors: photovoltaic, concentrated solar power and solar thermal power; solar integrators; and related technologies.

The Solar Energy Index includes companies worldwide that are principally engaged (derive greater than 66% of revenues from applicable sources) in the production of solar power and related products and services. The Solar Energy Index was determined to yield a benchmark value of approximately 1000.00 at its inception date, which was the close of trading on December 31, 2004.

The Solar Energy Index strives to capture all companies engaged in the industry worldwide over a certain size and that meet certain minimum levels of daily and monthly trading activity. Constituent stocks must have a market capitalization of greater than $100 million on a rebalancing date to be added to the Solar Energy Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Solar Energy Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Solar Energy Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Solar Energy Index included 29 securities of companies with a market capitalization range of between approximately $120 million and $12.4 billion and an average market capitalization of $1.6 billion. These amounts are subject to change.

The Solar Energy Index is calculated and maintained by Dow Jones Indexes on behalf of Ardour. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “SOLRX.” Index values are disseminated every 15 seconds.

The Solar Energy Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and other relevant domestic and international investment regulations. The Solar Energy Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Solar Energy Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Solar Energy Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Solar Energy Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Solar Energy Index’s web site prior to the start of trading on the first business day following the third Friday of each calendar quarter. A press announcement identifying additions and deletions to the Solar Energy Index is issued no later than the Wednesday prior to the second Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Solar Energy Index are not adjusted between rebalancing dates for shares issued or shares repurchased. The Solar Energy Index is calculated by Dow Jones Indexes.

62

NYSE ARCA STEEL INDEX

The Steel Index is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore, and that are listed for trading on the NYSE, NYSE Arca or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least $1 million over the past three months are eligible for inclusion in the Steel Index.

As of March 31, 2011, the Steel Index included 26 securities of companies with a market capitalization range of between approximately $230 million and $175.3 billion and an average market capitalization of $20.5 billion. These amounts are subject to change.

The Steel Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Steel Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Steel Index; and

(2)	the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Steel Index may not account for more than 50% of the total Steel Index value.

The Steel Index is reviewed quarterly so that the Steel Index components continue to represent the universe of companies involved in iron ore mining or steel production. The NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Steel Index. Changes to the Steel Index compositions and/or the component share weights in the Steel Index typically take effect after the close of trading one business day prior to the last business day of each calendar quarter month in connection with the quarterly index rebalance.

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DAXGLOBAL® NUCLEAR ENERGY INDEX

The Nuclear Energy Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies engaged in the nuclear business that are traded on leading global exchanges. The Nuclear Energy Index covers seven major sub-sectors: uranium miners, uranium enrichment, uranium storage, equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation. The Nuclear Energy Index is comprised of common stocks and depositary receipts that are listed for trading on major stock exchanges around the world. The Nuclear Energy Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Nuclear Energy Index is calculated and maintained by Deutsche Börse AG. The value of the Nuclear Energy Index is disseminated every 15 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Nuclear Energy Index. For companies already included in the Nuclear Energy Index, the market capitalization need only be greater than $90 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.6 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Nuclear Energy Index.

As of March 31, 2011, the Nuclear Energy Index included 23 securities of companies with a market capitalization range of between approximately $160 million and $72.5 billion and an average market capitalization of $7.7 billion. These amounts are subject to change.

The Nuclear Energy Index is calculated using a modified market capitalization weighting methodology. The Nuclear Energy Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Nuclear Energy Index:

(1)	the weight of any single component security may not account for more than 8% of the total value of the Nuclear Energy Index;

(2)

the aggregate weight of those component securities which individually represent more than 5% of the total value of the Nuclear Energy Index may not account for more than 40% of the total Nuclear Energy Index value; and

(3)	no other component securities will individually represent more than 4.5% of the total value of the Nuclear Energy Index.

The universe of potential securities eligible for inclusion in the Nuclear Energy Index will be reviewed semiannually (generally, the third Friday of March and September) so that the Nuclear Energy Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Nuclear Energy Index. Changes to the component share weights of the Nuclear Energy Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with Deutsche Börse AG to use the Agribusiness Index and Nuclear Energy Index. Each of Market Vectors Agribusiness ETF and Market Vectors Uranium+ Nuclear Energy ETF are entitled to use their respective Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+ NUCLEAR ENERGY ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND/OR THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX NOR REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX ARE CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX OR THE NUCLEAR ENERGY INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX.

NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+ NUCLEAR ENERGY ETF.

IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+ NUCLEAR ENERGY ETF.

The Adviser has entered into a licensing agreement with Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext, to use the Gold Miners Index and Steel Index. Each of Market Vectors Gold Miners ETF and Market Vectors Steel ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

The Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading Market Vectors Gold Miners ETF.

The Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading Market Vectors Steel ETF.

THE SHARES OF EACH OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS

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LICENSE AGREEMENTS AND DISCLAIMERS (continued)

ETF AND MARKET VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF.

Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of each of the Gold Miners Index and Steel Index from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of each of the Gold Miners Index and Steel Index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the Trust as sub-licensee, licensee’s customers and counterparties, owners of Shares of Market Vectors Gold Miners ETF and Market Vectors Steel ETF, or any other person or entity from the use of each of the Gold Miners Index and Steel Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each of the Gold Miners Index and Steel Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.

The Adviser has entered into a licensing agreement with 4asset to use the Junior Gold Miners Index. The Adviser has also granted 4asset a license to use the phrase Market Vectors in connection with the Junior Gold Miners Index and 4asset will pay the Adviser a share of the revenues received by 4asset from the licensing of the Junior Gold Miners Index to a third party. Market Vectors Junior Gold Miners ETF is entitled to use the Junior Gold Miners Index pursuant to a sub-licensing arrangement with the Adviser.

The Adviser has entered into a licensing agreement with 4asset to use the Junior Gold Miners Index and Rare Earth/Strategic Metals Index. The Adviser has also granted 4asset a license to use the phrase Market Vectors in connection with the Junior Gold Miners Index and Rare Earth/Strategic Metals Index and 4asset will pay the Adviser a share of the revenues received by 4asset from the licensing of the Junior Gold Miners Index and Rare Earth/Strategic Metals Index to a third party. Market Vectors Junior Gold Miners ETF and Market Vectors Rare Earth/Strategic Metals ETF are entitled to use the Junior Gold Miners Index and Rare Earth/Strategic Metals Index, respectively, pursuant to a sub- licensing arrangement with the Adviser.

The Shares of Market Vectors Junior Gold Miners ETF and Market Vectors Rare Earth/Strategic Metals ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF particularly or the ability of the Junior Gold Miners Index or Market Vectors Rare Earth/Strategic Metals Index to track the performance of the gold mining or rare earth/strategic metals markets. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Junior Gold Miners Index and Rare Earth/Strategic Metals Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF into consideration in determining, composing or calculating the Junior Gold Miners Index or Rare Earth/Strategic Metals Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF.

4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE JUNIOR GOLD MINERS INDEX OR THE RARE EARTH/STRATEGIC METALS INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS JUNIOR GOLD MINERS ETF OR MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE JUNIOR GOLD MINERS INDEX OR MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE JUNIOR GOLD MINERS INDEX OR MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Market Vectors Junior Gold Miners ETF and Market Vectors Rare Earth/Strategic Metals ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit

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guarantee or assurance either with regard to the results of using the Junior Gold Miners Index, Rare Earth/Strategic Metals Index and/or its trade mark or its price at any time or in any other respect. The Junior Gold Miners Index and Rare Earth/Strategic Metals Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Junior Gold Miners Index and Rare Earth/Strategic Metals Index are calculated correctly. Irrespective of its obligations towards the 4asset, Structured Solutions AG has no obligation to point out errors in the Junior Gold Miners Index or the Rare Earth/Strategic Metals Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF, respectively. Neither publication of the Junior Gold Miners Index or the Rare Earth/Strategic Metals Index by Structured Solutions AG nor the licensing of the Junior Gold Miners Index or the Rare Earth/Strategic Metals Index or its trade mark for the purpose of use in connection with Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Junior Gold Miners ETF or Market Vectors Rare Earth/Strategic Metals ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Junior Gold Miners ETF’s or Market Vectors Rare Earth/Strategic Metals ETF’s Prospectus.

The Adviser has entered into a licensing agreement with Ardour to use the Ardour Global Index and Solar Energy Index. Each of Market Vectors Global Alternative Energy ETF and Market Vectors Solar Energy ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

ARDOUR’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE ADVISER OR THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM, (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR SOLAR ENERGY INDEX SM,” “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM”, “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE

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LICENSE AGREEMENTS AND DISCLAIMERS (continued)

ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

THE ARDOUR GLOBAL INDEX AND THE SOLAR ENERGY INDEX ARE CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX AND MARKET VECTORS SOLAR ENERGY ETF BASED ON THE SOLAR ENERGY INDEX ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR MARKET VECTORS SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR AND MARKET VECTORS SOLAR ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser has entered into a licensing agreement with Stowe to use the Coal Index. Market Vectors Coal ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

MARKET VECTORS COAL ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS COAL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF ANY INDEX. STOWE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF STOWE AND OF THE COAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE ADVISER OR MARKET VECTORS COAL ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF MARKET VECTORS COAL ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF SHARES OF MARKET VECTORS COAL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF ARE TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF.

STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS COAL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MARKET VECTORS COAL ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS COAL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S AND ITS THIRD PARTY LICENSOR’S ONLY RELATIONSHIP TO STOWE IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD

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PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE COAL INDEX. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF MARKET VECTORS COAL ETF OR THE TIMING OF THE ISSUANCE OR SALE OF MARKET VECTORS COAL ETF OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by Stowe.

The Adviser has entered into a licensing agreement with S-Network to use The Rogers™—Van Eck Hard Assets Producers Index. The Adviser has also granted S-Network a license to use the Van Eck name in connection with The Rogers™—Van Eck Hard Assets Producers Index and S-Network will pay the Adviser a share of the revenues received by S-Network from the licensing of The Rogers™—Van Eck Hard Assets Producers Index. Market Vectors RVE Hard Assets Producers ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with Market Vectors RVE Hard Assets Producers ETF. Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in Market Vectors RVE Hard Assets Producers ETF.

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser (“Licensee”) is the licensing of certain service marks and trade names of S-Network and of the Hard Assets Producers Index that is determined, composed and calculated by S-Network without regard to the Licensee or the Shares of Market Vectors RVE Hard Assets Producers ETF. S-Network has no obligation to take the needs of the Licensee or the owners of Shares of Market Vectors RVE Hard Assets Producers ETF into consideration in determining, composing or calculating the Hard Assets Producers Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

69

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network.

“Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors RVE Hard Assets Producers ETF or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

INDICATIVE VALUE CALCULATION

DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (TOGETHER, THE “INDICATIVE VALUE CALCULATION AGENT”) SHALL NOT BE LIABLE TO THE ADVISER, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INTRA-DAY INDICATIVE VALUE WITH RESPECT TO EACH OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF (THE “INDICATIVE VALUE”) OR ANY DATA RELATED THERETO (THE “DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE ADVISER, ANY CUSTOMER

70

OR THIRD PARTY IN RELIANCE UPON THE DATA. THE INDICATIVE VALUE CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE ADVISER, ANY INVESTOR IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF OR ANY ONE ELSE REGARDING THE DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CORRECTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER, ANY INVESTORS IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF OR OTHER PERSON IN CONNECTION WITH THE USE OF THE DATA. THE INDICATIVE VALUE CALCULATION AGENT SHALL NOT BE LIABLE TO THE ADVISER, ANY INVESTOR IN MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF OR OTHER THIRD PARTIES FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

71

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance since each Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

72

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Agribusiness ETF
	For the Year Ended December 31,			For the Period August 31, 2007(a) through December 31, 2007
	2010	2009	2008
Net asset value, beginning of period	$43.69	$27.71	$56.73	$40.90

Income from investment operations:
Net investment income	0.31	0.45	0.35	—	(b)
Net realized and unrealized gain (loss) on investments	9.72	15.95	(29.09)	15.83

Total from investment operations	10.03	16.40	(28.74)	15.83

Less:
Dividends from net investment income	(0.33)	(0.42)	(0.28)	—

Net asset value, end of period	$53.39	$43.69	$27.71	$56.73

Total return (c)	22.96%	59.18%	(50.64)%	38.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,624,216	$1,992,374	$679,014	$706,245
Ratio of gross expenses to average net assets	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses to average net assets	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.59%	0.58%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	0.78%	1.56%	0.66%	(0.02	)%(e)
Portfolio turnover rate	20%	35%	29%	4	%(d)

	Coal ETF
	For the Year Ended December 31,		For the Period January 10, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$35.93	$14.55	$40.39

Income from investment operations:
Net investment income	0.18	0.34	0.10
Net realized and unrealized gain (loss) on investments	11.15	21.35	(25.85)

Total from investment operations	11.33	21.69	(25.75)

Less:
Dividends from net investment income	(0.19)	(0.31)	(0.09)

Net asset value, end of period	$47.07	$35.93	$14.55

Total return (c)	31.55%	149.05%	(63.75	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$529,563	$418,528	$167,999
Ratio of gross expenses to average net assets	0.59%	0.64%	0.62	%(e)
Ratio of net expenses to average net assets	0.59%	0.64%	0.62	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.58%	0.63%	0.61	%(e)
Ratio of net investment income to average net assets	0.57%	1.51%	0.53	%(e)
Portfolio turnover rate	29%	50%	47	%(d)

(a)	Commencement of operations

(b)	Amount represents less than $0.005 per share

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized

(e)	Annualized

73

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Global Alternative Energy ETF
	For the Year Ended December 31,			For the Period May 3, 2007(a) through December 31, 2007
	2010	2009	2008
Net asset value, beginning of period	$25.17	$23.08	$59.50	$39.68

Income from investment operations:
Net investment income	0.20	0.09	0.15	—	(b)
Net realized and unrealized gain (loss) on investments	(5.10)	2.01	(36.43)	19.82

Total from investment operations	(4.90)	2.10	(36.28)	19.82

Less:
Dividends from net investment income	(0.19)	(0.01)	(0.14)	—

Net asset value, end of period	$20.08	$25.17	$23.08	$59.50

Total return (c)	(19.46)%	9.11%	(60.98)%	49.95	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$134,547	$212,645	$192,758	$238,018
Ratio of gross expenses to average net assets	0.60%	0.66%	0.62%	0.73	%(e)
Ratio of net expenses to average net assets	0.60%	0.66%	0.62%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.65%	0.60%	0.65	%(e)
Ratio of net investment income to average net assets	0.81%	0.34%	0.46%	0.01	%(e)
Portfolio turnover rate	30%	50%	29%	5	%(d)

	Gold Miners ETF
	For the Year Ended December 31,				For the Period May 16, 2006(a) through December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$46.15	$33.70	$45.89	$39.87	$39.72

Income from investment operations:
Net investment income	0.04	0.05	0.43	0.11	0.11
Net realized and unrealized gain (loss) on investments	15.65	12.51	(12.62)	6.66	0.16

Total from investment operations	15.69	12.56	(12.19)	6.77	0.27

Less:
Dividends from net investment income	(0.40)	(0.11)	—	(0.75)	(0.12)

Net asset value, end of period	$61.44	$46.15	$33.70	$45.89	$39.87

Total return (c)	34.01%	37.27%	(26.56)%	16.97%	0.67	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,677,408	$5,568,529	$2,672,363	$1,436,430	$440,696
Ratio of gross expenses to average net assets	0.53%	0.54%	0.56%	0.59%	0.68	%(e)
Ratio of net expenses to average net assets	0.53%	0.54%	0.55%	0.55%	0.55	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.54%	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets	0.05%	0.00%	0.15%	0.08%	0.69	%(e)
Portfolio turnover rate	3%	12%	13%	1%	4	%(d)

(a)	Commencement of operations

(b)	Amount represents less than $0.005 per share

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized

(e)	Annualized

74

	Junior Gold Miners ETF
	For the Year Ended December 31, 2010		For the Period November 10, 2009(a) through December 31, 2009
Net asset value, beginning of period	$25.81		$24.72

Income from investment operations:
Net investment loss	(0.10	)(e)	(0.01)
Net realized and unrealized gain on investments	17.03		1.10

Total from investment operations	16.93		1.09

Less:
Dividends from net investment income	(2.93)		—

Net asset value, end of period	$39.81		$25.81

Total return (b)	65.74%		4.41	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,123,857		$660,843
Ratio of gross expenses to average net assets	0.54%		0.59	%(d)
Ratio of net expenses to average net assets	0.54%		0.59	%(d)
Ratio of net investment loss to average net assets	(0.34)%		(0.43	)%(d)
Portfolio turnover rate	49%		20	%(c)

	Uranium+ Nuclear Energy ETF
	For the Year Ended December 31,			For the Period August 13, 2007(a) through December 31, 2007
	2010	2009	2008
Net asset value, beginning of period	$22.65	$19.30	$35.62	$40.18

Income from investment operations:
Net investment income	0.51	0.22	1.27	0.05
Net realized and unrealized gain (loss) on investments	3.19	3.55	(17.59)	(2.66)

Total from investment operations	3.70	3.77	(16.32)	(2.61)

Less:
Dividends from net investment income	(1.06)	(0.42)	—	(1.95)

Net asset value, end of period	$25.29	$22.65	$19.30	$35.62

Total return (b)	16.37%	19.52%	(45.82)%	(6.51	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$260,442	$157,402	$135,065	$126,453
Ratio of gross expenses to average net assets	0.57%	0.66%	0.61%	0.71	%(d)
Ratio of net expenses to average net assets	0.57%	0.66%	0.61%	0.65	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.63%	0.61%	0.65	%(d)
Ratio of net investment income to average net assets	2.53%	1.00%	1.31%	0.01	%(d)
Portfolio turnover rate	40%	45%	23%	10	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

(e)	Calculated based upon weighted average shares outstanding.

75

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Rare Earth/ Strategic Metals ETF
	For the Period October 27, 2010(a) through December 31, 2010
Net asset value, beginning of period	$19.76

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	3.93

Total from investment operations	3.92

Net asset value, end of period	$23.68

Total return (b)	19.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$236,782
Ratio of gross expenses to average net assets	0.63	%(d)
Ratio of net expenses to average net assets	0.57	%(d)
Ratio of net investment loss to average net assets	(0.38	)%(d)
Portfolio turnover rate	9	%(c)

	RVE Hard Assets Producers ETF
	For the Year Ended December 31,		For the Period August 29, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$33.58	$23.27	$39.60

Income from investment operations:
Net investment income	0.30	0.26	0.05
Net realized and unrealized gain (loss) on investments	5.26	10.30	(16.31)

Total from investment operations	5.56	10.56	(16.26)

Less:
Dividends from net investment income	(0.31)	(0.25)	(0.07)

Net asset value, end of period	$38.83	$33.58	$23.27

Total return (b)	16.57%	45.36%	(41.07	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$209,695	$97,394	$24,429
Ratio of gross expenses to average net assets	0.63%	0.98%	2.20	%(d)
Ratio of net expenses to average net assets	0.63%	0.65%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.26%	1.38%	1.49	%(d)
Portfolio turnover rate	19%	28%	19	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

76

	Solar Energy ETF
	For the Year Ended December 31,		For the Period April 21, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$15.58	$14.22	$40.68

Income from investment operations:
Net investment income	0.06	0.10	—(b	)
Net realized and unrealized gain (loss) on investments	(4.52)	1.35	(26.46)

Total from investment operations	(4.46)	1.45	(26.46)

Less:
Dividends from net investment income	(0.07)	(0.09)	—

Net asset value, end of period	$11.05	$15.58	$14.22

Total return (c)	(28.65)%	10.17%	(65.04	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$24,867	$34,279	$18,483
Ratio of gross expenses to average net assets	0.92%	0.96%	1.23	%(e)
Ratio of net expenses to average net assets	0.65%	0.66%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	0.50%	0.86%	(0.02	)%(e)
Portfolio turnover rate	37%	51%	52	%(d)

	Steel ETF
	For the Year Ended December 31,				For the Period October 10, 2006(a) through December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$61.57	$29.43	$85.02	$46.38	$40.51

Income from investment operations:
Net investment income	0.86	0.92	1.12	0.53	0.08
Net realized and unrealized gain (loss) on investments	11.08	32.20	(55.35)	38.60	5.94

Total from investment operations	11.94	33.12	(54.23)	39.13	6.02

Less:
Dividends from net investment income	(0.87)	(0.92)	(1.31)	(0.49)	(0.08)
Distributions from net realized gains	—	—	(0.05)	—	(0.01)
Return of capital	(0.16)	(0.06)	—	—	(0.06)

Total dividends and distributions	(1.03)	(0.98)	(1.36)	(0.49)	(0.15)

Net asset value, end of period	$72.48	$61.57	$29.43	$85.02	$46.38

Total return (c)	19.39%	112.51%	(63.79)%	84.36%	14.85	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$279,066	$390,947	$89,754	$250,821	$41,740
Ratio of gross expenses to average net assets	0.55%	0.59%	0.60%	0.62%	1.34	%(e)
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.54	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.54	%(e)
Ratio of net investment income to average net assets	1.04%	2.79%	1.44%	1.15%	0.79	%(e)
Portfolio turnover rate	13%	19%	21%	5%	1	%(d)

(a)	Commencement of operations

(b)	Amount represents less than $0.005 per share

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized

(e)	Annualized

77

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com/etf.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a

78

discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI will be available at www.vaneck.com/etf.

(Investment Company Act file no. 811-10325)

79

For more detailed information about the Funds, see the SAI dated May 1, 2011, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at vaneck.com/etf.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	888.MKT.VCTR vaneck.com

MVHAPRO

MAY  1,  2011

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS AFRICA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones Africa Titans 50 IndexSM (the “Africa Titans 50 Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.45%
Total Annual Fund Operating Expenses(a)	0.95%
Fee Waivers and Expense Reimbursement(a)	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.78%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$80
3	$286
5	$509
10	$1,151

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of companies (i) domiciled in Africa, (ii) primarily listed on an exchange in Africa or (iii) that generate at least 50% of their revenues in Africa. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Africa Titans 50 Index by investing in a portfolio of securities that generally replicates the Africa Titans 50 Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Africa Titans 50 Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Africa Titans 50 Index.

MARKET VECTORS AFRICA INDEX ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Africa Titans 50 Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Africa Titans 50 Index concentrates in an industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the Africa Titans 50 Index: basic materials and financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in African Issuers. Investment in securities of companies domiciled in Africa, primarily listed on an exchange in Africa or that generate at least 50% of their revenues in Africa involves risks not typically associated with investments in securities of issuers in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of certain African currencies may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of companies domiciled in Africa, primarily listed on an exchange in Africa or that generate at least 50% of their revenues in Africa and the income received by the Fund will be principally in African currencies. The Fund’s exposure to certain African currencies and changes in value of such African currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the particular African currency.

Risks of Investing in the Basic Materials Sector. To the extent the Africa Titans 50 Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector.

Risks of Investing in the Financial Services Sector. To the extent the Africa Titans 50 Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium- capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Africa Titans 50 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Africa Titans 50 Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Africa Titans 50 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the Africa

Titans 50 Index, or invest in them in the exact proportions they represent of the Africa Titans 50 Index, due to legal restrictions or limitations imposed by the goverments of certain African countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Africa Titans 50 Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Africa Titans 50 Index is not based on fair value prices), the Fund’s ability to track the Africa Titans 50 Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Africa Titans 50 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most exchange-traded funds (“ETFs”), the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Africa Titans 50 Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Africa. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	36.75%	2Q ’09
Worst Quarter	-10.21%	1Q ’09

MARKET VECTORS AFRICA INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/10/2008)

Market Vectors Africa Index ETF (return before taxes)	24.57%	-4.79%
Market Vectors Africa Index ETF (return after taxes on distributions)	24.09%	-5.17%
Market Vectors Africa Index ETF (return after taxes on distributions and sale of Fund Shares)	15.97%	-4.28%
Dow Jones Africa Titans 50 IndexSM (reflects no deduction for fees, expenses or taxes)	25.40%	-3.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.46%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2008
George Cao	Portfolio Manager	July 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS BRAZIL SMALL-CAP ETF

INVESTMENT OBJECTIVE

Market Vectors Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Brazil Small-Cap Index (the “Brazil Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.15%
Total Annual Fund Operating Expenses(a)	0.65%
Fee Waivers and Expense Reimbursement(a)	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$205
5	$359
10	$808

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of securities of Brazilian small-capitalization companies. A company is considered to be from Brazil if it is domiciled and primarily listed on an exchange in Brazil or generates at least 50% of its revenues in Brazil. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Brazil Small-Cap Index by investing in a portfolio of securities that generally replicates the Brazil Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Brazil Small-Cap Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Brazil Small-Cap Index.

MARKET VECTORS BRAZIL SMALL-CAP ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Brazil Small-Cap Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Brazil Small-Cap Index concentrates in an industry or group of industries. As of March 31, 2011 the following industries represent a significant portion of the Brazil Small-Cap Index: consumer discretionary, financial services and industrials.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Brazil. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian Real into foreign currency.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for petroleum, the depreciation of the Brazilian Real and future governmental measures seeking to maintain the value of the Brazilian Real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian Real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Because the Fund’s assets will be invested primarily in equity securities of Brazilian issuers and the income received by the Fund will be principally in Brazilian Real. The Fund’s exposure to the Brazilian Real and changes in value of the Brazilian Real versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Brazilian Real.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Risks of Investing in the Consumer Discretionary Sector. To the extent the Brazil Small-Cap Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector.

Risks of Investing in the Financial Services Sector. To the extent the Brazil Small-Cap Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in the Industrials Sector. To the extent the Brazil Small-Cap Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector.

Index Tracking Risk. The Fund’s return may not match the return of the Brazil Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Brazil Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Brazil Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Brazil Small-Cap Index, or invest in them in the exact proportions they represent of the Brazil Small- Cap Index, due to legal restrictions or limitations imposed by the government of Brazil or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Brazil Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Brazil Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Brazil Small-Cap Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Brazil Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization companies could trail the returns on investments in stocks of larger companies. As of the date of this Prospectus, the Brazil Small-Cap Index included 65 securities of companies with a market capitalization range of between $100 million and $4.0 billion with an average market capitalization of $1.6 billion. These amounts are subject to change.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions for principally cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Brazil Small-Cap Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Brazil. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+25.09%	3Q ’10
Worst Quarter:	-6.22%	1Q ’10

MARKET VECTORS BRAZIL SMALL-CAP ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/12/2009)

Market Vectors Brazil Small-Cap Index ETF (return before taxes)	25.57%	74.04%
Market Vectors Brazil Small-Cap Index ETF (return after taxes on distributions)	23.50%	71.94%
Market Vectors Brazil Small-Cap Index ETF (return after taxes on distributions and sale of Fund Shares)	17.13%	63.29%
Market Vectors Brazil Small-Cap Index (reflects no deduction for fees, expenses or taxes)	25.93%	73.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	24.54%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2009
George Cao	Portfolio Manager	May 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS EGYPT INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Egypt Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Egypt Index (the “Egypt Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	3.64%

Total Annual Fund Operating Expenses(a)	4.14%
Fee Waivers and Expense Reimbursement(a)	3.20%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.94%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$96
3	$965
5	$1,849
10	$4,127

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is currently comprised of securities of companies selected by 4asset-management GmbH (the “Index Provider”) on the basis on their market capitalizations in Egypt. Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach will attempt to approximate the investment performance of the Egypt Index by investing in a portfolio of securities that generally replicates the Egypt Index. The Adviser expects that, over time,

MARKET VECTORS EGYPT INDEX ETF (continued)

the correlation between the Fund’s performance and that of the Egypt Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Egypt Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Egypt Index concentrates in an industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the Egypt Index: financial services and telecommunications.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Egyptian Issuers. Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable.

The securities markets in Egypt are underdeveloped and may be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in Egypt are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. Recently, the securities markets in Egypt were closed for an extended period of time due to political and civil unrest.

The government in Egypt may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Egypt. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Egypt. Moreover, Egypt may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Egypt and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Emerging markets can experience high rates of inflation, deflation and currency devaluation. The value of the Egyptian pound may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Egyptian issuers and the income received by the Fund will be principally in Egyptian pounds. The Fund’s exposure to the Egyptian pound and changes in value of the Egyptian pound versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Egyptian pound.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

Risks of Investing in the Financial Services Sector. To the extent the Egypt Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in the Telecommunications Sector. To the extent the Egypt Index includes securities of issuers in the telecommunications sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium- capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Egypt Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Egypt Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Egypt Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the Egypt Index or invest in them in the exact proportions they represent of the Egypt Index, due to legal and regulatory rules and limitations imposed by the government of Egypt. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Egypt Index is based on the securities’ closing prices on local foreign markets (i.e., the value of the Egypt Index is not based on fair value prices), the Fund’s ability to track the Egypt Index may be adversely affected.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Egypt Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company represented in the Egypt Index. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may generally be concentrated in a particular sector or sectors or industry or group of industries to the extent the Egypt Index concentrates. In addition, the Fund’s assets will be concentrated in Egypt. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on February 16, 2010 and therefore does not have a performance history for a full calendar year. Visit www.vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	February 2010
George Cao	Portfolio Manager	February 2010

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

INVESTMENT OBJECTIVE

Market Vectors Environmental Services ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Environmental Services Index (the “Environmental Services Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses(a)	0.72%
Fee Waivers and Expense Reimbursement(a)	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.55%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$56
3	$213
5	$384
10	$879

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and American depositary receipts (“ADRs”) of companies involved in the environmental services industry. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Environmental Services Index by investing in a portfolio of securities that generally replicates the Environmental Services Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Environmental Services Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Environmental Services Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Environmental Services Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Environmental Services Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Environmental Services Industry. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to environmental services and consumer and industrial waste management, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Environmental Services Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Environmental Services Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Environmental Services Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Environmental Services Index, the Fund’s return may deviate significantly from the return of the Environmental Services Index. In addition, the Fund may not be able to invest in certain securities included in the Environmental Services Index, or invest in them in the exact proportions they represent of the Environmental Services Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Environmental Services Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in ADRs. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. With respect to ADRs not included in the Environmental Services Index, the Fund’s investments in ADRs may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Environmental Services Index. In addition, investments in ADRs may increase tracking error.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the environmental services industry to the extent the Environmental Services Index concentrates in the environmental services industry. By concentrating its assets in the environmental services industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment

MARKET VECTORS ENVIRONMENTAL SERVICES ETF (continued)

of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	25.65%	2Q ’09
Worst Quarter:	-21.21%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (10/10/2006)

Market Vectors Environmental Services ETF (return before taxes)	21.93%	7.24%
Market Vectors Environmental Services ETF (return after taxes on distributions)	21.52%	6.89%
Market Vectors Environmental Services ETF (return after taxes on distributions and sale of Fund Shares)	14.25%	6.03%
NYSE Arca Environmental Services Index (reflects no deduction for fees, expenses or taxes)	22.91%	7.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	0.42%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2006
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS GAMING ETF

INVESTMENT OBJECTIVE

Market Vectors Gaming ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Global Gaming IndexSM (the “Gaming Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.15%
Total Annual Fund Operating Expenses(a)	0.65%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.65%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$66
3	$208
5	$362
10	$810

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the global gaming industry. Companies primarily engaged in the global gaming industry include those engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies, and which derive at least 50% of their total revenues from such activities (including resort facilities related to casino operations). Such companies may include small- and medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gaming Index by investing in a portfolio of securities that generally replicates the Gaming Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Gaming Index before fees and expenses will be 95% or

MARKET VECTORS GAMING ETF (continued)

better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the Gaming Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Gaming Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Gaming Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Gaming Industry. Companies in the gaming industry are highly regulated, and state and Federal legislative changes (as well as the laws of other countries) can significantly impact their ability to operate in certain jurisdictions and the profitability of companies in the industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming companies owned by the Fund may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes. In addition, the gaming industry is characterized by the use of various forms of intellectual property, which are dependent upon patented technologies, trademarked brands and proprietary information. Companies operating in the gaming industry are subject to the risk of significant litigation regarding intellectual property rights, which may adversely affect and financially harm companies in which the Fund may invest. Furthermore, certain jurisdictions may impose additional restrictions on securities issued by gaming companies organized or operated in such jurisdictions that may be held by the Fund. In the event these restrictions limit the amount of securities issued by such gaming companies, this may increase the Fund’s index tracking risk.

Risks of Investing in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium-capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Gaming Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gaming Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gaming Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Gaming Index, the Fund’s return may deviate significantly from the return of the Gaming Index. In addition, the Fund may not be able to invest in certain securities included in the Gaming Index, or invest in them in the exact proportions they represent of the Gaming Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Gaming Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Gaming Index is not based on fair value prices), the Fund’s ability to track the Gaming Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gaming Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in the gaming industry to the extent the Gaming Index concentrates in the gaming industry. By concentrating its assets in the gaming industry, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	34.93%	2Q ’09
Worst Quarter	-12.03%	1Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/22/2008)

Market Vectors Gaming ETF (return before taxes)	36.97%	-5.40%
Market Vectors Gaming ETF (return after taxes on distributions)	35.74%	-6.07%
Market Vectors Gaming ETF (return after taxes on distributions and sale of Fund Shares)	24.04%	-4.96%
S-Network Global Gaming Index® (reflects no deduction for fees, expenses or taxes)	37.41%	-4.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	0.89%

MARKET VECTORS GAMING ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2008
George Cao	Portfolio Manager	January 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS GULF STATES INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Gulf States Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones GCC Titans 40 IndexSM (the “GCC Titans 40 Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	2.03%
Total Annual Fund Operating Expenses(a)	2.53%
Fee Waivers and Expense Reimbursement(a)	1.55%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.98%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$100
3	$639
5	$1,206
10	$2,749

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in equity securities, which may include depositary receipts, of companies (i) belonging to the Gulf Corporation Counsel (the “GCC”), (ii) primarily listed on an exchange in countries belonging to the GCC or (iii) that generate at least 50% of their revenues in countries belonging to the GCC. Such companies may include small- and medium-capitalization companies. Countries belonging to the GCC may include Bahrain, Kuwait, Oman, Qatar and the United Arab Emirates (“UAE”). The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the GCC Titans 40 Index by investing in a portfolio of securities that generally replicates the GCC Titans 40 Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the GCC Titans 40 Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the GCC Titans 40 Index.

MARKET VECTORS GULF STATES INDEX ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the GCC Titans 40 Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the GCC Titans 40 Index concentrates in an industry or group of industries. As of March 31, 2011, the following industry represents a significant portion of the GCC Titans 40 Index: financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in GCC Issuers. Investment in securities of companies domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC or that generate at least 50% of their revenues in countries belonging to the GCC involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in certain countries belonging to the GCC are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in certain countries belonging to the GCC are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in certain countries belonging to the GCC may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in certain countries belonging to the GCC. Moreover, certain countries belonging to the GCC may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in certain countries belonging to the GCC significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the currencies of certain countries belonging to the GCC may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of companies domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC or that generate at least 50% of their revenues in countries belonging to the GCC and the income received by the Fund will be principally in currencies of such countries. The Fund’s exposure to the currencies of certain countries belonging to the GCC and changes in value of such currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the particular currency of such countries belonging to the GCC.

Risks of Investing in the Financial Services Sector. To the extent the GCC Titans 40 Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium-capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the GCC Titans 40 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the GCC Titans 40 Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the GCC Titans 40 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the GCC Titans 40 Index, or invest in them in the exact proportions they represent of the GCC Titans 40 Index, due to legal restrictions or limitations imposed by the governments of certain countries belonging to the GCC or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the GCC Titans 40 Index is based on securities’ closing price on local foreign markets (i.e., the value of the GCC Titans 40 Index is not based on fair value prices), the Fund’s ability to track the GCC Titans 40 Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the GCC Titans 40 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions for principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the GCC Titans 40 Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in the GCC. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	33.00%	2Q ’09
Worst Quarter:	-16.07%	1Q ’09

MARKET VECTORS GULF STATES INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/22/2008)

Market Vectors Gulf States Index ETF (return before taxes)	23.57%	-19.26%
Market Vectors Gulf States Index ETF (return after taxes on distributions)	23.15%	-19.48%
Market Vectors Gulf States Index ETF (return after taxes on distributions and sale of Fund Shares)	15.32%	-16.08%
Dow Jones GCC Titans 40 IndexSM (reflects no deduction for fees, expenses or taxes)	24.87%	-19.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.70%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2008
George Cao	Portfolio Manager	July 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors India Small-Cap Index (the “India Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses(a)	0.96%

Total Annual Fund Operating Expenses(b)	1.46%
Fee Waivers and Expense Reimbursement(b)	0.61%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.85%

(a)	“Other Expenses” reflects the expenses at both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”) levels.

(b)

The Adviser has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$87
3	$402
5	$739
10	$1,694

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund currently intends to achieve its investment objective by investing substantially all of its assets in the Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius (“Mauritius”). The Subsidiary in turn will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index and depositary receipts based on the securities in the Fund’s benchmark index. The Fund’s benchmark index is currently comprised of small-capitalization companies selected by 4asset-management GmbH (the “Index Provider”) on the basis of their relative market capitalizations in India. As a result of the Fund’s investment in the Subsidiary, the Fund will normally invest at least 80% of its total assets in securities of small-capitalization Indian companies. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice

MARKET VECTORS INDIA SMALL-CAP INDEX ETF (continued)

to shareholders before it can be changed. The Adviser serves as investment adviser to both the Fund and the Subsidiary and, through this investment structure, the Fund expects to benefit from favorable tax treatment by the Indian Government pursuant to a tax treaty between India and Mauritius. Except where otherwise indicated, the term “Fund,” as used throughout this Summary Section, refers to the Fund and/or the Subsidiary, as applicable.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the India Small-Cap Index by investing in a portfolio of securities that generally replicates the India Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the India Small-Cap Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also utilize convertible securities, depositary receipts and participation notes to seek performance that corresponds to the India Small-Cap Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the India Small-Cap Index concentrates in an industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the India Small-Cap Index: industrials and financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Indian Issuers. Investment in securities of Indian issuers involve special considerations not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalizations, greater price volatility and substantially less liquidity than developed markets, such as the United States. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the India Small-Cap Index. In addition, the Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

The value of the Indian rupee may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Indian issuers and the income received by the Fund will be principally in Indian rupees. The Fund’s exposure to the Indian rupee and changes in value of the Indian rupee versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Indian rupee.

Risk of Investing in the Industrials Sector. To the extent the India Small-Cap Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector.

Risks of Investing in the Financial Services Sector. To the extent the India Small-Cap Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the India Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the India Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the India Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the India Small-Cap Index or invest in them in the exact proportions they represent of the India Small-Cap Index due to legal and regulatory rules and limitations imposed by India. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the India Small-Cap Index is based on the securities’ closing price on local foreign markets (i.e., the value of the India Small-Cap Index is not based on fair value prices), the Fund’s ability to track the India Small-Cap Index may be adversely affected.

Risk of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the India Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization companies could trail the returns on investments in stocks of larger companies. As of the date of this Prospectus, the India Small-Cap Index included 126 securities of companies with a market capitalization range of between $100 million and $0.9 billion with an average market capitalization of $0.4 billion. These amounts are subject to change.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than would be the case for a more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the India Small-Cap Index concentrates. In addition, the Fund’s assets will be concentrated in India. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on August 23, 2010 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2010
George Cao	Portfolio Manager	August 2010

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS INDONESIA INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Indonesia Index (the “Indonesia Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(a)	0.60%
Fee Waivers and Expense Reimbursement(a)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$192
5	$335
10	$750

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Indonesia Index by investing in a portfolio of securities that generally replicates the Indonesia Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Indonesia Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Indonesia Index.

MARKET VECTORS INDONESIA INDEX ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Indonesia Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Indonesia Index concentrates in an industry or group of industries. As of March 31, 2011 the following industry represents a significant portion of the Indonesia Index: financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Indonesia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Indonesian Rupiah may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Indonesian issuers and the income received by the Fund will be principally in Indonesian Rupiah. The Fund’s exposure to the Indonesian Rupiah and changes in value of the Indonesian Rupiah versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Indonesian Rupiah.

Risks of Investing in the Financial Services Sector. To the extent the Indonesia Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium-capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Indonesia Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Indonesia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Indonesia Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Indonesia Index, due to legal restrictions or limitations imposed by the government of Indonesia or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Indonesia Index is based on securities’ closing price on local foreign markets (i.e., the value of the Indonesia Index is not based on fair value prices), the Fund’s ability to track the Indonesia Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Indonesia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Indonesia Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Indonesia. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+18.45%	3Q ’10
Worst Quarter:	+2.01%	4Q ’10

MARKET VECTORS INDONESIA INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/15/2009)

Market Vectors Indonesia Index ETF (return before taxes)	40.94%	90.18%
Market Vectors Indonesia Index ETF (return after taxes on distributions)	40.47%	89.73%
Market Vectors Indonesia Index ETF (return after taxes on distributions and sale of Fund Shares)	26.60%	79.18%
Market Vectors Indonesia Index (reflects no deduction for fees, expenses or taxes)	41.34%	92.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	25.33%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2009
George Cao	Portfolio Manager	January 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Latin America Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Latin America Small-Cap Index (the “LatAm Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	2.37%

Total Annual Fund Operating Expenses(a)	2.87%
Fee Waivers and Expense Reimbursement(a)	2.24%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.63%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$64
3	$676
5	$1,315
10	$3,033

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of securities of Latin American small-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the LatAm Small-Cap Index by investing in a portfolio of securities that generally replicates the LatAm Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the LatAm Small-Cap Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF (continued)

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the LatAm Small-Cap Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the LatAm Small-Cap Index concentrates in such industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the LatAm Small-Cap Index: basic materials, consumer discretionary and industrials.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Latin America. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.

The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Risks of Investing in the Basic Materials Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund is subject to the risks faced by companies engaged in the production and distribution of basic materials.

Risks of Investing in the Consumer Discretionary Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector.

Risk of Investing in the Industrials Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the LatAm Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the LatAm Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the LatAm Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the LatAm Small-Cap Index, or invest in them in the exact proportions they represent of the LatAm Small-Cap Index, due to legal and regulatory rules and limitations imposed by certain Latin American countries. The Fund is expected to calculate its NAV based on fair value prices for all of the securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. To the extent the Fund calculates its NAV based on fair value prices and the value of the LatAm Small-Cap Index is based on the securities’ closing price on local foreign markets (i.e., the value of the LatAm Small-Cap Index is not based on fair value prices), the Fund’s ability to track the LatAm Small-Cap Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the LatAm Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization companies could trail the returns on investments in stocks of larger companies. As of the date of this Prospectus, the LatAm Small-Cap Index included 113 securities of companies with a market capitalization range of between approximately $100 million and $3 billion with an average market capitalization of $1.1 billion. These amounts are subject to change.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company represented in the LatAm Small-Cap Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may generally be concentrated in a particular sector or sectors or industry or group of industries to the extent the LatAm Small-Cap Index concentrates in such sectors or industries. In addition, the Fund’s assets will be concentrated in Latin America. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on April 6, 2010 and therefore does not have a performance history for a full calendar year. Visit www.vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2010
George Cao	Portfolio Manager	April 2010

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS POLAND ETF

INVESTMENT OBJECTIVE

Market Vectors Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Poland Index (the “Poland Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.44%
Total Annual Fund Operating Expenses(a)	0.94%
Fee Waivers and Expense Reimbursement(a)	0.34%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$266
5	$487
10	$1,124

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies domiciled and primarily listed on an exchange in Poland or that generate at least 50% of their revenues in Poland. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Poland Index by investing in a portfolio of securities that generally replicates the Poland Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Poland Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Poland Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Poland Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Poland Index concentrates in an industry or group of industries. As of March 31, 2011, the following industry represents a significant portion of the Poland Index: financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Polish Issuers. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Polish Zloty may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Polish issuers and the income received by the Fund will be principally in Polish Zloty. The Fund’s exposure to the Polish Zloty and changes in value of the Polish Zloty versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Polish Zloty.

Risks of Investing in the Financial Services Sector. To the extent the Poland Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium- capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Poland Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Poland Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Poland Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Poland Index, the Fund may not be able to invest in certain securities included in the Poland Index, due to legal restrictions or limitations imposed by the government of Poland or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Poland Index is based on securities’ closing price on local foreign markets (i.e., the value of the Poland Index is not based on fair value prices), the Fund’s ability to track the Poland Index may be adversely affected.

MARKET VECTORS POLAND ETF (continued)

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Poland Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Poland Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Poland. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+31.98%	3Q ’10
Worst Quarter:	-22.79%	2Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (11/24/2009)

Market Vectors Poland ETF (return before taxes)	13.49%	9.58%
Market Vectors Poland ETF (return after taxes on distributions)	13.16%	9.29%
Market Vectors Poland ETF (return after taxes on distributions and sale of Fund Shares)	8.77%	7.98%
Market Vectors Poland Index (reflects no deduction for fees, expenses or taxes)	13.52%	9.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	14.67%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Cao	Portfolio Manager	November 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS RUSSIA ETF

INVESTMENT OBJECTIVE

Market Vectors Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Russia+ Index (the “Russia+ Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses(a)	0.71%
Fee Waivers and Expense Reimbursement(a)	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$218
5	$386
10	$874

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks and depositary receipts of publicly traded companies that are domiciled in Russia. For the purposes of this policy, “publicly traded companies that are domiciled in Russia” means (i) companies organized in, or for which the principal trading market is in, Russia, (ii) companies, alone or on a consolidated basis, that have 50% or more of their assets invested in Russia or (iii) companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in Russia. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia+ Index by investing in a portfolio of securities that generally replicates the Russia+ Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Russia+ Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% of its total assets in securities that comprise the Russia+ Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Russia+ Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia+ Index concentrates in an industry or group of industries. As of March 31, 2011, the following industry represents a significant portion of the Russia+ Index: energy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.

Risks of Investing in the Energy Sector. To the extent the Russia+ Index includes securities of issuers in the energy sector, the Fund will invest in companies in the energy sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Russia+ Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Russia+ Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia+ Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Russia+ Index, the Fund may not be able to invest in certain securities included in the Russia+ Index, due to legal restrictions or limitations imposed by the government of Russia or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia+ Index is

MARKET VECTORS RUSSIA ETF (continued)

based on securities’ closing price on local foreign markets (i.e., the value of the Russia+ Index is not based on fair value prices), the Fund’s ability to track the Russia+ Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia+ Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia+ Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Russia. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter	+47.95%	2Q ’09
Worst Quarter	-52.99%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/24/2007)

Market Vectors Russia ETF (return before taxes)	21.27%	-0.22%
Market Vectors Russia ETF (return after taxes on distributions)	21.06%	-0.57%
Market Vectors Russia ETF (return after taxes on distributions and sale of Fund Shares)	13.82%	-0.43%
DAXglobal® Russia+ Index (reflects no deduction for fees, expenses or taxes)	23.05%	-0.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-2.19%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2007
George Cao	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

MARKET VECTORS VIETNAM ETF

INVESTMENT OBJECTIVE

Market Vectors Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Vietnam Index (the “Vietnam Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.42%
Total Annual Fund Operating Expenses(a)	0.92%
Fee Waivers and Expense Reimbursement(a)	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.76%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$78
3	$277
5	$494
10	$1,117

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam. In addition, the Fund may invest in securities of companies that generate at least 50% of their revenues from Vietnam, (ii) are expected to generate at least 50% of their revenues from Vietnam or (iii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Vietnam Index by investing in a portfolio of securities that generally replicates the Vietnam Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Vietnam Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Vietnam Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Vietnam Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Vietnam Index concentrates in an industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the Vietnam Index: energy and financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Vietnamese Issuers. Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Vietnam Dong may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Vietnamese issuers and the income received by the Fund will be principally in Vietnam Dong. The Fund’s exposure to the Vietnam Dong and changes in value of the Vietnam Dong versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Vietnam Dong.

Risks of Investing in Issuers Located Outside of Vietnam. It is currently anticipated that approximately 30% of the Vietnam Index will consist of securities of issuers located outside of Vietnam that have exposure to the Vietnamese market. Because securities of issuers located outside of Vietnam may not move in tandem with changes in the Vietnamese securities market, the Fund’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Risks of Investing in the Financial Services Sector. To the extent the Vietnam Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risks of Investing in the Energy Sector. To the extent the Vietnam Index includes securities of issuers in the energy sector, such Fund will invest in companies in the energy sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector.

MARKET VECTORS VIETNAM ETF (continued)

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium- capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Vietnam Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Vietnam Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Vietnam Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Vietnam Index, the Fund may not be able to invest in certain securities included in the Vietnam Index, due to legal restrictions or limitations imposed by the government of Vietnam or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Vietnam Index is based on securities’ closing price on local foreign markets (i.e., the value of the Vietnam Index is not based on fair value prices), the Fund’s ability to track the Vietnam Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Vietnam Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most ETFs, the Fund expects to effect all of its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Vietnam Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Vietnam. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+5.39%	4Q ’10
Worst Quarter	-1.81%	3Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/11/2009)

Market Vectors Vietnam ETF (return before taxes)	2.24%	1.95%
Market Vectors Vietnam ETF (return after taxes on distributions)	1.77%	1.57%
Market Vectors Vietnam ETF (return after taxes on distributions and sale of Fund Shares)	1.46%	1.44%
Market Vectors Vietnam Index (reflects no deduction for fees, expenses or taxes)	1.31%	3.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	20.87%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2009
George Cao	Portfolio Manager	August 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 46 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index.

Each Fund may invest its remaining assets in securities not included in their respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), other investment companies, and in swaps, options, futures contracts and currency forwards. Convertible securities and derivatives instruments, such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by the Funds in seeking performance that corresponds to its respective Index, and in managing cash flows. Depositary receipts may be used by a Fund in seeking performance that corresponds to its Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. Each Fund may also invest in, to the extent permitted by Section 12(d)(1) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. These risks listed below are applicable to all Funds unless otherwise noted.

Risk of Investing in Foreign Securities. Each Fund, except Market Vectors Environmental Services ETF, may invest in foreign securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Because a Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The values of the currencies of the countries in which a Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Each Fund may, but is not obligated to, invest in derivative instruments to lock in certain currency exchange rates from time to time.

Risks of Investing in Depositary Receipts. A Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts may lead to tracking error.

Risks of Investing in Emerging Market Issuers. Each Fund, except Market Vectors Environmental Services ETF and Market Vectors Gaming ETF, invests its assets in securities of emerging market issuers. Emerging market countries include certain countries in Africa, Brazil, Egypt, the GCC, India, Indonesia, Latin America, Poland, Russia and Vietnam. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.

Securities Markets. Because the securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries, securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which the Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on stock markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed stock markets. Moreover, stock markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. An outbreak of hostilities could negatively impact a Fund’s returns. Extremist groups in certain countries in the Middle East and North Africa region have traditionally held anti-Western views and are opposed to openness to foreign investments. Egypt borders the Gaza Strip and Israel and there are risks of further instability and violence in the region. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the Latin American region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, certain issuers located in emerging market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issues located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The Market Vectors India Small-Cap Index ETF does not expect to hedge its currency risk.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, a Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume is lower on Egyptian stock exchanges than on more developed stock markets and equities are generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of Egypt are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in Egypt places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Special Risk Considerations of Investing in Indian Issuers. Investment in securities of Indian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Economic Risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy. In recent years the Indian government has implemented several economic structural reforms which seek to achieve, among others, reduction in India’s fiscal deficit, a decrease in, and control of, the rate of inflation, the liberalization of India’s exchange and trade policies along with promoting a sound monetary policy, a reformation of the financial sector as well placing a greater reliance on market mechanism to direct economic activity. Despite recent downturns, the Indian economy has experienced generally sustained growth during the last several years. However, there are no guarantees this level of growth will continue. Additionally, the Indian economy is heavily dependent upon agriculture and thus the Fund’s investments may be susceptible to adverse weather changes include the threat of monsoons and other natural disasters.

Investment and Repatriation Restrictions. The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. In general, ownership by a foreign institutional investor (“FII”) is limited to 24% of the outstanding voting securities of an Indian issuer which limit can be further extended to the applicable foreign investment limit in a specific sector if the shareholders of a company pass a special resolution to that effect. No single FII or its sub-accounts (provided such sub-account is broad based) can hold more than 10% of the

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

total paid-up equity capital of an Indian company. Further, in the case of foreign corporates or individuals, each of such sub-account cannot invest more than 5% of the total paid-up equity capital of an Indian company. The Securities and Exchange Board of India (“SEBI”), the counterpart of the SEC in the United States, monitors foreign holdings and periodically announces current foreign ownership limitations and changes to such limits. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

Regulatory Risk. The Adviser is a qualified foreign institutional investor (“FII”) with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Fund’s ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

The Subsidiary’s investments will be made in accordance with investment restrictions prescribed under the FII regulation. If new policy announcements or regulations in India are made, including, potentially policies with retroactive effect, which require changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

Tax Risk. The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius and obtains benefits from favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a challenge in a lower court contesting the treaty’s applicability to entities such as the Fund; however, there can be no assurance that any future challenge will result in a favorable outcome. In recent years, there has been discussion in the Indian press that the treaty may be re-negotiated. There can be no assurance that the terms of the treaty will not be subject to re-negotiation in the future or subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any change in the provisions of this treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments. The Fund intends to elect to “pass-through” to the Fund’s shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Further, an investment in the Subsidiary involves certain tax risks. The Government of India has recently issued a Direct Tax Code Bill for discussion purposes, which if enacted will replace the existing Income Tax Act, 1961 effective from April 1, 2011. The provisions of the new Direct Tax Code, if enacted, could change the manner in which the Subsidiary or the portfolio companies are currently taxed in India, and could adversely impact the returns to the Fund and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the change. Prospective investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected.

Pursuant to the methodology of the Index Provider (defined herein) used to calculate and maintain the India Small-Cap Index, when a security in the India Small-Cap Index reaches its limitation on foreign ownership, it may not be removed from the India Small-Cap Index that day. The Market Vectors India Small-Cap Index ETF, however, may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the India Small-Cap Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its India Small-Cap Index may increase.

In addition, with respect to Market Vectors Vietnam ETF, pursuant to the methodology of the Index Provider (defined herein) used to calculate and maintain the Vietnam Index, a company may be removed from the Vietnam Index at a quarterly rebalancing as a result of reaching its limitation on foreign ownership. Consequently, Market Vectors Vietnam ETF may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Vietnam Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its Index may increase.

Each Fund, except Market Vectors Environmental Services ETF, is expected to fair value most or all of the foreign securities it holds except those securities primarily trusted on exchanges that close of the same time the Fund calculates its NAV. See “Shareholder Information—Determination of NAV.” To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing price on local foreign markets (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in a Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions. Unlike most other ETFs, Market Vectors Africa Index ETF and Market Vectors Russia ETF effect a portion of, and Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF and Market Vectors Vietnam ETF effect all of, their creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, each Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders. See “Creation and Redemption of Creation Units” in the Funds’ SAI. Certain countries may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s Shares than for more conventional ETFs.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Non-Diversified Risk. Each Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. In addition, certain Funds’ assets will be concentrated in a particular country or geographic region. Consequently, events affecting that country or geographic region will have a greater impact on the Fund’s NAV and may make the Fund more volatile than if the Fund were invested in a more geographically diverse portfolio of investments.

Risk of Investing in the Basic Materials Sector. (Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF and Market Vectors Latin America Small-Cap Index ETF only) To the extent a Fund’s Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. (Market Vectors Brazil Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF and Market Vectors Latin America Small-Cap Index ETF only) To the extent a Fund’s Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risks of Investing in the Consumer Staples Sector. (Market Vectors Indonesia Index ETF only) To the extent a Fund’s Index includes securities of issuers in the consumer staples sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Energy Sector. (Market Vectors Africa Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Poland ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF only) To the extent a Fund’s Index includes securities of issuers in the energy sector, such Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. (Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF only) To the extent a Fund’s Index includes securities of issuers in the financial services sector, such Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates. The profitability of companies in the financial services sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework.

Risk of Investing in the Industrials Sector. (Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF only) To the extent a Fund’s Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risks of Investing in the Information Technology Sector. (Market Vectors India Small-Cap Index ETF only) To the extent a Fund’s Index includes securities of issuers in the information technology sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Technology companies face intense competition, both domestically and internationally, which may have an adverse affect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risks of Investing in the Telecommunications Sector (Market Vectors Africa Index ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF and Market Vectors Russia ETF only) To the extent a Fund’s Index includes securities of issuers in the telecommunications sector, the Fund will invest in companies in such sector. As such, the fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Utilities Sector. (Market Vectors Poland ETF only) To the extent a Fund’s Index includes securities of issuers in the utilities sector, the Fund will invest in companies in such sector. As such, the fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental limitation on rates charged to customers.

Risk of Investing in Micro-Capitalization Companies. Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments, such as swaps, options, warrants, futures contracts, currency forwards and participation notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause a Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for Market Vectors Africa Index ETF and Market Vectors Russia ETF whose Shares are created and redeemed partially for cash and partially in-kind and Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF and Market Vectors Vietnam ETF whose Shares are created and redeemed principally for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of December 31, 2010, the Adviser managed approximately $31.3 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2010.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors Environmental Services ETF), 0.60% (with respect to Market Vectors Indonesia Index ETF and Market Vectors Poland ETF), 0.62% (with respect to Market Vectors Russia ETF and Market Vectors Brazil Small-Cap ETF), 0.63% (with respect to Market Vectors Latin America Small-Cap Index ETF) 0.65% (with respect to Market Vectors Gaming ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.78% (with respect to Market Vectors Africa Index ETF), 0.85% (with respect to Market Vectors India Small-Cap Index ETF), 0.94% (with respect to Market Vectors Egypt Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Controller of Operations Administrations Division and Corporate Safety (September 2006-December 2007) and a Senior Finance Associate (August 2004-August 2006) for United Airlines. He also served as a Management Consultant to PricewaterhouseCoopers LLP as well as a Financial Analyst for SAM Distribution Co. Ltd. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets when available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by another method that the Adviser believes will better reflect the security’s market value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value most or all of such securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time a Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays; New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will return to 20% for taxable years beginning after December 31, 2012.

For taxable years beginning before January 1, 2013, the Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), a Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%, and is scheduled to increse to 31% after 2012. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Mauritian Tax Status. The Subsidiary is wholly-owned by the Market Vectors India Small-Cap Index ETF (for purposes of this section, the “Fund”) and is a tax resident of Mauritius. The Subsidiary expects to obtain benefits under the tax treaty between Mauritius and India (referred to herein as the “tax treaty.”) In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, the Subsidiary will be eligible for the benefits under the tax treaty if it holds a valid tax residence certificate issued by the Mauritius income tax authorities. The tax treaty may be subject to re-negotiation and there can be no assurance that the terms of the treaty will not be subject to different interpretation. In addition, there is no assurance that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. In addition, the Subsidiary has applied for and obtained a tax residence certificate (“TRC”) from the Mauritius Revenue Authority for the purpose of the

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Mauritius-India Double Taxation Avoidance Agreement. The TRC is issued for a period of one year and thereafter renewable annually.

The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income. However, the Subsidiary will be entitled to a tax credit for foreign tax on its income which is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Fund outside of Mauritius, the amount of the foreign tax will be conclusively presumed to be equal to 80% of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to 3%. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable for income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to the Fund are exempt from Mauritius tax.

Provided that the Subsidiary does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows:

i.	capital gains are not subject to tax in India by virtue of the tax treaty between India and Mauritius;

ii.	dividends from Indian companies on which dividend distribution tax has been paid are distributed to the Subsidiary free of Indian tax;

iii.

any interest income earned on Indian securities is subject to withholding tax in India at the rate of 40%. This rate is reduced to 20% in the case of interest earned on loans provided in non-rupee currency. However if such interest arises out of Foreign Currency Convertible Bonds (“FCCBs”) held by the Subsidiary then such interest shall be taxed at the rate of 10%. All rates are exclusive of applicable surcharge and education cess.

The Subsidiary will seek to (i) comply with the requirements of the tax treaty, (ii) qualify as a tax resident of Mauritius, (iii) maintain its central management and control in Mauritius and (iv) continue to hold the TRC. Therefore the Fund’s management believes that the Subsidiary will be able to obtain the benefits of the tax treaty and benefits to the Fund ultimately. However, there can be no assurance that the Subsidiary will be granted a certificate of tax residency in the future. In addition, while the validity of the tax treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the tax treaty will not be subject to re- interpretation and re-negotiation in the future. Any change in the tax treaty’s application could have a material adverse affect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the tax treaty.

It is currently not clear whether income from entities such as the Subsidiary will be classified as “capital gains” income or as “business income” under Indian law. However, this distinction should not affect the ultimate tax consequences to the Subsidiary or the Fund. Under the tax treaty, capital gains from investment in Indian securities and depositary receipts issued with respect to Indian companies are exempt from tax, provided that the Subsidiary does not have a permanent establishment in India. Similarly, “business income” is not chargeable to tax in India under the treaty so long as the Subsidiary does not have a permanent establishment in India. The Subsidiary expects that it will be considered a tax resident of Mauritius and does not expect to be deemed to have a permanent establishment in India. If the Subsidiary were deemed to have such a permanent establishment, income attributable to that permanent establishment could be taxable in India at a rate of up to 40%.

In the event that the benefits of the treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as under:

i.

capital gains from the sale of listed Indian securities held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the STT (as discussed below) has been paid;

ii.	capital gains from the sale of listed Indian securities held for more than twelve months will be exempt from tax in India provided the STT has been paid;

iii.

capital gains from the sale of listed Indian securities not executed on the stock exchange or unlisted securities held for twelve months or less will be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%;

iv.	capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between non-resident investors, will not be subject to tax in India;

v.

gains from the disposal of shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to 12 months prior to disposal and long-term if such shares are held for more than 12 months prior to disposal. Short-term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long-term gains will be exempt from tax if STT has been paid.

Regardless of the application of the treaty, all transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax (“STT”), which is levied on the value of a transaction at rates not exceeding 0.125%. The STT can be set off against business income tax calculated under the Indian Income Tax Act, provided that the gains on the transactions subject to the STT are taxed as business income and not as capital gains. In the event the benefits of the Treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment (“PE”) in India, then the Subsidiary may be subject to Indian Mauritian Alternative Tax (“MAT”). If the MAT does apply, and the Indian income tax payable by the Subsidiary is less than 18.5% of its book profits, then the Subsidiary would be deemed to owe taxes of 18.5% of book profits. Such a fee would not be included in the fee charged by the Adviser. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

INDEX PROVIDERS

The Africa Titans 50 Index and GCC Titans 40 Index are published by Dow Jones Indexes (“Dow Jones”). The Environmental Services Index is published by NYSE Euronext. The Gaming Index is published by Stowe Global Indexes LLC (“Stowe”). The Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index are published by 4asset-management GmbH (“4asset”). The Russia+ Index is published by Deutsche Börse AG.

Dow Jones, NYSE Euronext, Stowe, 4asset and Deutsche Börse AG are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

DOW JONES AFRICA TITANS 50 INDEXSM

The Africa Titans 50 Index is a rules based index intended to give investors a means of tracking the overall performance of companies that are domiciled in Africa, primarily listed on an exchange in Africa, or that generate at least 50% of their revenues in Africa. The Africa Titans 50 Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies headquartered in Africa and companies generating the majority of their revenues in Africa.

Constituent stocks of the Africa Titans 50 Index must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Africa Titans 50 Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Africa Titans 50 Index. Stocks must have a twelve-month average daily turnover greater than $1 million to be included in the Africa Titans 50 Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings.)

As of March 31, 2011, the Africa Titans 50 Index included 50 securities of companies with a market capitalization range of between approximately $750 million and $37.4 billion and an average market capitalization of $9.1 billion. These amounts are subject to change.

The Africa Titans 50 Index is calculated and maintained by Dow Jones Indexes. Index values are calculated between the hours of approximately 6:00 p.m. (New York time) and 5:59 p.m. (New York time) Sunday through Friday. Index values are disseminated every 15 seconds.

The Africa Titans 50 Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Africa Titans 50 Index is reconstituted annually, at the close of business on the third Friday of each June, and companies are added and/or deleted based upon the Africa Titans 50 Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Africa Titans 50 Index on any quarterly rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Africa Titans 50 Index components are adjusted on each quarterly rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Africa Titans 50 Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS BRAZIL SMALL-CAP INDEX

The Brazil Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in Brazil or that generate at least 50% of their revenues in Brazil. In exceptional cases, companies with less than 50% of their revenues derived from Brazil may be eligible for inclusion in the Brazil Small-Cap Index.

The universe of small-capitalization companies that may be included in the Brazil Small-Cap Index is determined on the basis of such companies’ relative market capitalization as compared to the full free-float market capitalization of all publicly traded Brazilian companies. The Brazil Small-Cap Index generally only includes Brazilian companies ranking in the bottom 90-98% of the full free-float market capitalization of all Brazilian companies, but may also include companies whose market capitalization falls outside of this range but within the bottom 15% of companies ranked by market capitalization.

Constituent stocks of the Brazil Small-Cap Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Brazil Small-Cap Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Brazil Small-Cap Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Brazil Small-Cap Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Brazil Small-Cap Index included 65 securities if companies with a market capitalization range of between approximately $100 million and $4.0 billion and an average market capitalization of $1.6 billion. These amounts are subject to change.

The Brazil Small-Cap Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Brazil Small-Cap ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. (New York time) and 6:15 p.m. (New York time) (except from 7:00 p.m. (New York time) Friday through 6:15 p.m. (New York time) Sunday). Index values are disseminated every 15 seconds.

The Brazil Small-Cap Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Brazil Small-Cap Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Brazil Small-Cap Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Brazil Small-Cap Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Brazil Small-Cap Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Brazil Small-Cap Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS EGYPT INDEX

The Egypt Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt or that generate at least 50% of their revenues in Egypt. In exceptional cases, companies with less than 50% of their revenues derived from Egypt may be eligible for inclusion in the Egypt Index.

Constituent stocks of the Egypt Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Egypt Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Egypt Index. Stocks must have a three-month average daily trading volume of at least $1 million to be eligible for the Egypt Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Egypt Index included 28 securities of companies with a market capitalization range of between approximately $80 million and $8.7 billion and an average market capitalization of $1.4 billion. These amounts are subject to change.

The Egypt Index is calculated and maintained by Structured Solutions AG on behalf of the Index Provider. The Index Provider is not affiliated with the Fund. Egypt Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time). The Egypt Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Egypt Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Egypt Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Egypt Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 30 trading days. The share weights of the Egypt Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Egypt Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

NYSE ARCA ENVIRONMENTAL SERVICES INDEX

The Environmental Services Index is a modified equal dollar weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. The Environmental Services Index includes common stocks and ADRs of selected companies that are involved in management, removal and storage of consumer waste and industrial by-products and related environmental services, including waste collection, transfer and disposal services, recycling services, soil remediation, wastewater management and environmental consulting services, and that are listed for trading on the NYSE or quoted on the NASDAQ Global Market (“NASDAQ”). Only companies with a market capitalization greater than $100 million and a three-month trading price greater than $3.00 that have a daily average traded volume of at least $1 million over the past three months are eligible for inclusion in the Environmental Services Index.

As of March 31, 2011, the Environmental Services Index included 21 securities of companies with a market capitalization range of between approximately $80 million and $17.7 billion and an average market capitalization of $3.7 billion. These amounts are subject to change.

The Environmental Services Index is weighted based on the market capitalization of each of the component securities, which are applied in conjunction with the scheduled quarterly adjustments to the Environmental Services Index:

(1)	the top four components, ranked by market capitalization, are equally weighted to collectively represent 40% of the Environmental Services Index by weight;

(2)	the bottom five components, ranked by market capitalization, are equally weighted to collectively represent 10% of the Environmental Services Index by weight; and

(3)	the remaining components are equally weighted to collectively to represent 50% of the Environmental Services Index.

The Environmental Services Index is reviewed quarterly so that the Environmental Services Index components continue to represent the universe of companies involved in environmental services relating to consumer and industrial waste management. NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Environmental Services Index. Changes to the Environmental Services Index compositions and/or the component share weights in the Environmental Services Index typically take effect after the close of trading one business day prior to the last business day of each calendar quarter month in connection with the quarterly index rebalance.

S-NETWORK GLOBAL GAMING INDEXSM

The Gaming Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry. The Gaming Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies. The Gaming Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the gaming industry, including resort facilities related to casino operations.

Constituent stocks of the Gaming Index must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Gaming Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will be deleted from the Gaming Index. Stocks must have a three month average daily turnover greater than $1 million to be included in the Gaming Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Gaming Index included 55 securities of companies with a market capitalization range of between approximately $210 million and $28.9 billion and an average market capitalization of $3.7 billion. These amounts are subject to change.

The Gaming Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). Index values are disseminated every 15 seconds.

The Gaming Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Gaming Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Gaming Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Gaming Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Gaming Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Gaming Index’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Gaming Index is issued no later than the Wednesday prior to the second Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Gaming Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

DOW JONES GCC TITANS 40 INDEXSM

The GCC Titans 40 Index is a rules based index intended to give investors a means of tracking the overall performance of companies either domiciled in countries belonging to the GCC, primarily listed on an exchange in countries belonging to the GCC, or generating at least 50% of their revenues in countries belonging to the GCC. The GCC Titans 40 Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies headquartered in the GCC, i.e., in Bahrain, Kuwait, Oman, Qatar and UAE (if new countries are approved to the GCC, they will also be added to the GCC Titans 40 Index) and companies generating the majority of their revenues in Bahrain, Kuwait, Oman, Qatar and UAE (these markets have to be open for foreign investment in order to be eligible).

Constituent stocks of the GCC Titans 40 Index must have a market capitalization of greater than $100 million on a rebalancing date to be added to the GCC Titans 40 Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will be deleted from the GCC Titans 40 Index. Stocks must have a twelve-month average daily turnover greater than $1 million to be included in the GCC Titans 40 Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the GCC Titans 40 Index included 40 securities of companies with a market capitalization range of between approximately $240 million and $20.3 billion and an average market capitalization of $4.3 billion. These amounts are subject to change.

The GCC Titans 40 Index is calculated and maintained by Dow Jones Indexes. Index values are calculated between the hours of approximately 6:00 p.m. (New York time) and 5:59 p.m. (New York time) Sunday through Friday. Index values are disseminated every 15 seconds.

The GCC Titans 40 Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The GCC Titans 40 Index is reconstituted annually, at the close of business on the third Friday of each June, and companies are added and/or deleted based upon the GCC Titans 40 Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the GCC Titans 40 Index on any quarterly rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the GCC Titans 40 Index components are adjusted on each quarterly rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Index’s web site prior to the start of trading on the first business day following the third Wednesday of the calendar quarter. A press announcement identifying additions and deletions to the GCC Titans 40 Index is issued on the Tuesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS INDIA SMALL-CAP INDEX

The India Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in India or that generate at least 50% of their revenues in India. In exceptional cases, companies with less than 50% of their revenues derived from India may be eligible for inclusion in the India Small-Cap Index.

The universe of small-capitalization companies that may be included in the India Small-Cap Index is determined on the basis of such companies’ relative market capitalization as compared to the full free-float market capitalization of all publicly traded Indian companies. The Indian Small-Cap Index generally only includes Indian companies ranking in the bottom 90-98% of the full free-float market capitalization of all Indian companies, but may also include companies whose market capitalization falls outside of this range but within the bottom 15% of companies ranked by market capitalization.

Constituent stocks of the India Small-Cap Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the India Small-Cap Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the India Small-Cap Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the India Small-Cap Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the India Small-Cap Index included 126 securities of companies with a market capitalization range of between approximately $100 million and $0.9 billion and an average market capitalization of $0.4 billion. These amounts are subject to change.

The India Small-Cap Index is calculated and maintained by Structured Solutions AG on behalf of the Index Provider. The Index Provider is not affiliated with the Fund. India Small-Cap Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time). The India Small-Cap Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The India Small-Cap Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the India Small-Cap Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the India Small-Cap Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 30 trading days. The share weights of the India Small-Cap Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the India Small-Cap Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS INDONESIA INDEX

The Indonesia Index is a rules based index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. The Indonesia Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia. In exceptional cases, companies with less than 50% of their revenues derived from Indonesia may be eligible for inclusion in the Indonesia Index.

Constituent stocks of the Indonesia Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Indonesia Index. Stocks whose market capitalizations fall below $100 million as of any rebalancing date will no longer be eligible for the Indonesia Index. Stocks must have a three month average daily trading volume value of at least $1 million to be eligible for the Indonesia Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Indonesia Index included 35 securities of companies with a market capitalization range of between approximately $710 million and $26.1 billion and an average market capitalization of $7.2 billion. These amounts are subject to change.

The Indonesia Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Indonesia Index ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. (New York time) and 6:15 p.m. (New York time) (except from 7:00 p.m. (New York time) Friday through 6:15 p.m. (New York time) Sunday). Index values are disseminated every 15 seconds.

The Indonesia Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Indonesia Index is reconstituted quarterly, at the close of business on the third Friday in a quarter end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Indonesia Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Indonesia Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Indonesia Index components are adjusted also on a quarterly basis (every third Friday in a quarter end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Indonesia Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX

The LatAm Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region. In exceptional cases, companies with less than 50% of their revenues derived from the Latin American region may be eligible for inclusion in the LatAm Small-Cap Index.

The universe of small-capitalization companies that may be included in the LatAm Small-Cap Index is determined on the basis of such companies’ relative market capitalization as compared to the full free-float market capitalization of all publicly traded Latin American companies. The LatAm Small-Cap Index generally only includes Latin American companies ranking in the bottom 90-98% of the full free-float market capitalization of all Latin American companies, but may also include companies whose market capitalization falls outside of this range but within the bottom 15% of companies ranked by market capitalization.

Constituent stocks of the LatAm Small-Cap Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the LatAm Small-Cap Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the LatAm Small-Cap Index. Stocks must have a three- month average daily trading volume value of at least $1 million to be eligible for the LatAm Small-Cap Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the LatAm Small-Cap Index included 113 securities of companies with a market capitalization range of between approximately $100 million and $3 billion and an average market capitalization of $1.1 billion. These amounts are subject to change.

The LatAm Small-Cap Index is calculated and maintained by Structured Solutions AG on behalf of the Index Provider. The Index Provider is not affiliated with the Fund. LatAm Small-Cap Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time). The LatAm Small- Cap Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The LatAm Small-Cap Index is reconstituted quarterly, at the close of business on the third Thursday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the LatAm Small-Cap Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the LatAm Small-Cap Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 30 trading days. The share weights of the LatAm Small-Cap Index components are adjusted also on a quarterly basis (every third Thursday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Thursday of the calendar quarter. A press announcement identifying additions and deletions to the LatAm Small-Cap Index is issued on the Tuesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

MARKET VECTORS POLAND INDEX

The Poland Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Poland or that generate at least 50% of their revenues in Poland. In exceptional cases, companies with less than 50% of their revenues derived from Poland may be eligible for inclusion in the Poland Index.

Constituent stocks of the Poland Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Poland Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Poland Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Poland Index and issuers of such stocks must have traded at least 25,000 shares each month over the last six months. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Poland Index included 26 securities of companies with a market capitalization range of between approximately $320 million and $19.1 billion and an average market capitalization of $5.4 billion. These amounts are subject to change.

The Poland Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Poland ETF. Poland Index values are calculated daily and are disseminated every 60 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time). The Poland Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Poland Index is reconstituted quarterly, at the close of business on the third Friday in a quarter-end month (i.e., March, June, September and December) and companies are added and/or deleted based upon the Poland Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Poland Index on a quarterly basis, provided the companies meet all eligibility criteria and have been trading for more than 10 trading days. The share weights of the Poland Index components are adjusted also on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on 4asset’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Poland Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

DAXGLOBAL® RUSSIA+ INDEX

The Russia+ Index is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of certain depositary receipts and stocks of publicly traded companies that are domiciled in Russia and traded in Russia and on leading global exchanges. Russia’s major industries include oil and gas exploration and production, telecommunication, steel production, mining and electricity generation. The Russia+ Index is a modified market capitalization weighted index comprised of publicly traded companies that are domiciled in Russia. The Russia+ Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Russia+ Index is calculated and maintained by Deutsche Börse AG. The value of the Russia+ Index is disseminated every 15 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time). The Russia+ Index includes securities of selected companies that are domiciled in Russia that are listed for trading on exchanges. Only companies with market capitalizations greater than $180 million that have a worldwide average daily trading value of at least $1.2 million (over the past six months as well as over each of the past two months) and have maintained a monthly aggregated trading volume of 300,000 shares over each of the past six months are eligible for inclusion in the Russia+ Index. For companies already included in the Russia+ Index, the market capitalization need only be greater than $120 million, while the average trading volume must be at least $800,000. The average daily trading value needs to be greater than $0.8 million (over the past six months) while the average daily value traded criteria for each of the last two months is not applied for companies already included in the Russia+ Index.

As of March 31, 2011, the Russia+ Index included 47 securities of companies with a market capitalization range of between approximately $350 million and $197.1 billion and an average market capitalization of $20.3 billion. These amounts are subject to change.

The Russia+ Index is calculated using a modified market capitalization weighting methodology. The Russia+ Index is weighted based on the market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Russia+ Index:

(1)	the weight of any single component security may not account for more than 8% of the total value of the Russia+ Index;

(2)

the aggregate weight of those component securities which individually represent more than 5% of the total value of the Russia+ Index may not account for more than 40% of the total Russia+ Index value; and

(3)	no other component securities will individually represent more than 4.5% of the total value of the Russia+ Index.

The universe of potential securities eligible for inclusion in the Russia+ Index will be reviewed semiannually (generally, the third Friday of March and September) so that the Russia+ Index components continue to represent the universe of all relevant sub-sectors. Deutsche Börse AG may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in Deutsche Börse AG’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Russia+ Index. Changes to the Russia+ Index compositions and/or the component share weights in the Russia+ Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

MARKET VECTORS VIETNAM INDEX

The Vietnam Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors exposure to Vietnam. As of March 31, 2011, approximately 70% of the market capitalization of the Vietnam Index was composed of securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam. The remaining securities included in the Vietnam Index consist of companies that generate at least 50% of their revenues from Vietnam, (ii) are expected to generate at least 50% of their revenues from Vietnam or (iii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. While initially 70% of the market capitalization of the Vietnam Index is expected to be composed of securities of companies which are domiciled in Vietnam and primarily listed on an exchange in Vietnam and which generate at least 50% of their revenues from Vietnam, this percentage is expected to increase in the future.

Constituent stocks of the Vietnam Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Vietnam Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Vietnam Index. Stocks must have a three-month average daily turnover greater than $1 million to be eligible for the Vietnam Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

As of March 31, 2011, the Vietnam Index included 31 securities of companies with a market capitalization range of between approximately $70 million and $54 billion and an average market capitalization of 3.6 billion. These amounts are subject to change.

The Vietnam Index is calculated and maintained by Structured Solutions AG on behalf of 4asset. 4asset is not affiliated with Market Vectors Vietnam ETF. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately 7:00 p.m. and 6:15 p.m. (Eastern time) the following day, except from 7:00 p.m. Friday through 6:15 p.m. (Eastern time) Sunday. Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Vietnam Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with Dow Jones to use the Africa Titans 50 Index and GCC Titans 40 Index. Each of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

“Dow Jones,” “Dow Jones Africa Titans 50 IndexSM” and “Dow Jones GCC Titans 40 IndexSM” are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser. Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF, based on the Africa Titans 50 Index and GCC Titans 40 Index, respectively, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such products.

The Share of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF or any member of the public regarding the advisability of trading in Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Dow Jones and of the Africa Titans 50 Index and GCC Titans 40 Index, which are determined, composed and calculated by Dow Jones without regard to the Adviser or Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF. Dow Jones has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF into consideration in determining, composing or calculating the Africa Titans 50 Index and GCC Titans 40 Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF to be listed or in the determination or calculation of the equation by which Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS AFRICA INDEX ETF AND MARKET VECTORS GULF STATES INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

The Adviser has entered into a licensing agreement with Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext, to use the Environmental Services Index. Market Vectors Environmental Services ETF is entitled to use the Environmental Services Index pursuant to a sub-licensing arrangement with the Adviser.

The Environmental Services Index, a trademark of NYSE Euronext or its affiliates, is licensed for use by the Adviser in connection with Market Vectors Environmental Services ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Environmental Services ETF and makes no warranty or representation as to the accuracy and/or completeness of the Environmental Services Index or results to be obtained by any person from using the Environmental Services Index in connection with trading of Market Vectors Environmental Services ETF.

THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF. PARTICULARLY OR THE ABILITY OF THE INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE ENVIRONMENTAL SERVICES INDEX. THE ENVIRONMENTAL SERVICES INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET

VECTORS ENVIRONMENTAL SERVICES ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF.

The Adviser has entered into a licensing agreement with Stowe to use the Gaming Index. Market Vectors Gaming ETF is entitled to use the Gaming Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS GAMING ETF PARTICULARLY. STOWE’S ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF STOWE AND OF THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE LICENSEE OR MARKET VECTORS GAMING ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF SHARES OF MARKET VECTORS GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE GAMING INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS GAMING ETF IS TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS GAMING ETF.

STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF MARKET VECTORS GAMING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors Gaming ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors Gaming ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Gaming ETF particularly or the ability of the Gaming Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to Stowe is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Gaming Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors Gaming ETF or the timing of the issuance or sale of the Shares of Market Vectors Gaming ETF or in the determination or calculation of the equation by which the Shares of Market Vectors Gaming ETF are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Gaming ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by Stowe.

The Adviser has entered into a licensing agreement with 4asset to use each of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index. The Adviser has also granted 4asset a license to use the phrase Market Vectors in connection with each of the Brazil Small-Cap Index, Egypt Index, India Small-Cap

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index, and 4asset will pay the Adviser a share of the revenues received by 4asset from the licensing of each of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index to a third party. Each of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors LatAm Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF particularly or the ability of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index to track the performance of its relative securities market. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF into consideration in determining, composing or calculating the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF.

4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BRAZIL SMALL-CAP ETF, MARKET VECTORS EGYPT INDEX ETF, MARKET VECTORS INDIA SMALL-CAP INDEX ETF, MARKET VECTORS INDONESIA INDEX ETF, MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF, MARKET VECTORS POLAND ETF AND MARKET VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Brazil Small-Cap Index, Egypt Index, India Small-Cap

Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards 4asset, Structured Solutions AG has no obligation to point out errors in the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Neither publication of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index by Structured Solutions AG nor the licensing of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, LatAm Small-Cap Index, Poland Index and Vietnam Index or its trade mark for the purpose of use in connection with the Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF’s Prospectus.

The Adviser has entered into a licensing agreement with Deutsche Börse AG to use the Russia+ Index. Market Vectors Russia ETF is entitled to use the Russia+ Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF MARKET VECTORS RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE RUSSIA+ INDEX AND/OR THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE RUSSIA+ INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE RUSSIA+ INDEX IS CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS A VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS A VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE RUSSIA+ INDEX.

NEITHER THE PUBLICATION OF THE RUSSIA+ INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE RUSSIA+ INDEX AS WELL AS THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS RUSSIA ETF.

IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE RUSSIA+ INDEX, THE RUSSIA+ INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE RUSSIA+ INDEX AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE RUSSIA+ INDEX AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS RUSSIA ETF.

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance since each Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Africa Index ETF
	For the Year Ended December 31,			For the Period July 10, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$28.15	$21.64		$40.25

Income from investment operations:
Net investment income	0.44	0.16		0.27
Net realized and unrealized gain (loss) on investments	6.47	6.58		(18.69)

Total from investment operations	6.91	6.74		(18.42)

Less:
Dividends from net investment income	(0.38)	(0.23)		(0.19)

Net asset value, end of period	$34.68	$28.15		$21.64

Total return (b)	24.57%	31.15%		(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$107,515	$36,591		$4,328
Ratio of gross expenses to average net assets	0.95%	1.43%		3.15	%(d)
Ratio of net expenses to average net assets	0.83%	0.84%		0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.83%	0.83%		0.83	%(d)
Ratio of net investment income to average net assets	1.63%	0.93%		2.39	%(d)
Portfolio turnover rate	19%	30%		16	%(c)

	Brazil Small-Cap ETF
	For the Year Ended December 31, 2010	For the Period May 12, 2009(a) through December 31, 2009

Net asset value, beginning of period	$48.39	$24.74

Income from investment operations:
Net investment income	0.72	0.13
Net realized and unrealized gain on investments	11.65	23.97

Total from investment operations	12.37	24.10

Less:
Dividends from net investment income	(0.78)	(0.20)
Distributions from net realized gains	(2.79)	(0.25)

Total dividends and distributions	(3.57)	(0.45)

Net asset value, end of period	$57.19	$48.39

Total return (b)	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.67%	1.01	%(d)
Portfolio turnover rate	84%	72	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Egypt Index ETF
	For the Period February 16, 2010(a) through December 31, 2010
Net asset value, beginning of period	$20.57

Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.74)

Total from investment operations	(0.61)

Less:
Dividends from net investment income	(0.16)

Net asset value, end of period	$19.80

Total return (b)	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,887
Ratio of gross expenses to average net assets	4.14	%(d)
Ratio of net expenses to average net assets	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(d)
Ratio of net investment income to average net assets	1.57	%(d)
Portfolio turnover rate	49	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

	Gulf States Index ETF
	For the Year Ended December 31,
			For the Period July 22, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$19.04	$18.05	$40.06

Income from investment operations:
Net investment income (loss)	0.21	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	4.28	0.92	(21.91)

Total from investment operations	4.49	1.17	(22.01)

Less:
Dividends from net investment income	(0.23)	(0.18)	—

Net asset value, end of period	$23.30	$19.04	$18.05

Total return (b)	23.57%	6.48%	(54.94	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	18%	43%	13	%(c)

	India Small-Cap Index ETF
	For the Period August 24, 2010(a) through December 31, 2010
Net asset value, beginning of period	$19.70

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.56

Total from investment operations	0.55

Net asset value, end of period	$20.25

Total return (b)	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,658
Ratio of gross expenses to average net assets	1.46	%(d)
Ratio of net expenses to average net assets	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85	%(d)
Ratio of net investment loss to average net assets	(0.17	)%(d)
Portfolio turnover rate	29	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Indonesia Index ETF
	For the Year Ended December 31, 2010		For the Period January 15, 2009(a) through December 31, 2009
Net asset value, beginning of period	$62.03		$24.89

Income from investment operations:
Net investment income	0.75		0.27
Net realized and unrealized gain on investments	24.64		37.05

Total from investment operations	25.39		37.32

Less:
Dividends from net investment income	(0.82)		(0.18)

Net asset value, end of period	$86.60		$62.03

Total return (b)	40.94%		149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$623,500		$201,600
Ratio of gross expenses to average net assets	0.60%		0.72	%(d)
Ratio of net expenses to average net assets	0.60%		0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.60%		0.71	%(d)
Ratio of net investment income to average net assets	1.31%		1.31	%(d)
Portfolio turnover rate	31%		26	%(c)

	Latin America Small-Cap Index ETF
	For the Period April 6, 2010(a) through December 31, 2010

Net asset value, beginning of period	$24.91

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	7.70

Total from investment operations	7.76

Less:
Dividends from net investment income	(0.21)

Net asset value, end of period	$32.46

Total return (b)	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,966
Ratio of gross expenses to average net assets	2.87	%(d)
Ratio of net expenses to average net assets	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(d)
Ratio of net investment income to average net assets	0.67	%(d)
Portfolio turnover rate	48	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

	Poland ETF
	For the Year Ended December 31, 2010	For the Period November 24, 2009(a) through December 31, 2009
Net asset value, beginning of period	$24.08	$24.71

Income from investment operations:
Net investment income (loss)	0.23	(0.01)
Net realized and unrealized gain (loss) on investments	3.02	(0.62)

Total from investment operations	3.25	(0.63)

Less:
Dividends from net investment income	(0.23)	—

Net asset value, end of period	$27.10	$24.08

Total return (b)	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$52,842	$7,223
Ratio of gross expenses to average net assets	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	1.39%	(0.45	)%(d)
Portfolio turnover rate	35%	9	%(c)

	Russia ETF
	For the Year Ended December 31,			For the Period April 24, 2007(a) through December 31, 2007
	2010	2009	2008
Net asset value, beginning of period	$31.05	$13.06	$52.29	$39.22

Income from investment operations:
Net investment income	0.17	0.08	0.37	0.10
Net realized and unrealized gain (loss) on investments	6.43	17.99	(39.23)	13.08

Total from investment operations	6.60	18.07	(38.86)	13.18

Less:
Dividends from net investment income	(0.18)	(0.08)	(0.37)	(0.11)

Net asset value, end of period	$37.47	$31.05	$13.06	$52.29

Total return (b)	21.27%	138.36%	(74.31)%	33.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,607,965	$1,409,641	$403,623	$800,069
Ratio of gross expenses to average net assets	0.71%	0.80%	0.62%	0.70	%(d)
Ratio of net expenses to average net assets	0.65%	0.70%	0.62%	0.69	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.69%	0.62%	0.69	%(d)
Ratio of net investment income to average net assets	0.62%	0.45%	1.27%	0.86	%(d)
Portfolio turnover rate	16%	29%	23%	33	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Vietnam ETF
	For the Year Ended December 31, 2010	For the Period August 11, 2009(a) through December 31, 2009
Net asset value, beginning of period	$25.12	$25.04

Income from investment operations:
Net investment income	0.40	—	(b)
Net realized and unrealized gain on investments	0.16	0.12

Total from investment operations	0.56	0.12

Less:
Dividends from net investment income	(0.34)	—
Distributions from net realized gains	—	(0.04)

Total dividends and distributions	(0.34)	(0.04)

Net asset value, end of period	$25.34	$25.12

Total return (c)	2.24%	0.46	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$243,294	$79,139
Ratio of gross expenses to average net assets	0.92%	0.96	%(e)
Ratio of net expenses to average net assets	0.84%	0.96	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.84%	0.96	%(e)
Ratio of net investment income to average net assets	2.47%	0.07	%(e)
Portfolio turnover rate	45%	26	%(d)

	Environmental Services ETF
	For the Year Ended December 31,				For the Period October 10, 2006(a) through December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$42.68	$35.27	$51.87	$44.55	$39.93

Income from investment operations:
Net investment income	0.50	0.36	0.38	0.33	0.02
Net realized and unrealized gain (loss on investments	8.86	7.43	(16.61)	7.53	4.65

Total from investment operations	9.36	7.79	(16.23)	7.86	4.67

Less:
Dividends from net investment income	(0.50)	(0.38)	(0.37)	(0.54)	(0.05)

Net asset value, end of period	$51.54	$42.68	$35.27	$51.87	$44.55

Total return (c)	21.93%	22.07%	(31.30)%	17.64%	11.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,927	$25,606	$24,687	$36,312	$40,095
Ratio of gross expenses to average net assets	0.72%	0.86%	0.68%	0.86%	1.41	%(e)
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.55	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets	1.12%	0.94%	0.73%	0.75%	0.24	%(e)
Portfolio turnover rate	6%	24%	32%	3%	3	%(d)

(a)	Commencement of operations

(b)	Amount represents less than $0.005 per share

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized

(e)	Annualized

	Gaming ETF
	For the Year Ended December 31,		For the Period January 22, 2008(a) through December 31, 2008
	2010	2009
Net asset value, beginning of period	$23.60	$17.54	$39.39

Income from investment operations:
Net investment income	0.72	0.40	0.56
Net realized and unrealized gain (loss) on investments	7.99	6.17	(22.18)

Total from investment operations	8.71	6.57	(21.62)

Less:
Dividends from net investment income	(0.81)	(0.49)	(0.23)
Distributions from net realized gains	(0.02)	—	—
Return of capital	—	(0.02)	—

Total dividends and distributions	(0.83)	(0.51)	(0.23)

Net asset value, end of period	$31.48	$23.60	$17.54

Total return (b)	36.97%	37.47%	(54.89	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$129,062	$110,935	$2,631
Ratio of gross expenses to average net assets	0.65%	0.71%	3.89	%(d)
Ratio of net expenses to average net assets	0.65%	0.66%	0.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	2.53%	3.08%	2.81	%(d)
Portfolio turnover rate	11%	33%	19	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com/etf.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI will be available at www.vaneck.com/etf.

(Investment Company Act file no. 811-10325)

For more detailed information about the Funds, see the SAI dated May 1, 2011, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at vaneck.com/etf.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon
SEC Registration Number: 333-123257
1940 Act Registration Number: 811-10325     888.MKT.VCTR

MVINTPRO     vaneck.com

May 1, 2011

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index.* The Fund does not invest directly in China A-shares, but gains exposure to the China A-share market by investing in swaps that are linked to the performance of China A-shares. An investment in the Fund involves a significant degree of risk, including, but not limited to, the following:

•

The Adviser’s ability to manage the Fund depends upon the availability of China A-shares and the willingness of swap counterparties to engage in swaps with the Fund linked to the performance of China A-shares. A counterparty’s inability to continue to enter into swaps with the Fund could have a material adverse effect on the Fund.

•

The Fund may suffer significant losses if a swap counterparty fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Given that, at present, there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of China A-shares, the Fund may enter into swap transactions with as few as one counterparty at any time.

•	Swaps in which the Fund invests may need to be reset on a regular basis which may increase the likelihood that the Fund will generate short-term capital gains and/or ordinary income.

See “Summary Information—Principal Risks of Investing in the Fund—Risks of Investing in Swaps,” “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund” and “Shareholder Information—Tax Information” for a further discussion of these and other risks of investing in the Fund.

*	The CSI 300 Index is a registered trademark of China Securities Index Co., Ltd.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS CHINA ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors China ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses(a)	0.61%
Total Annual Fund Operating Expenses(b)	1.11%
Fee Waivers and Expense Reimbursement(b)	0.39%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.72%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$74
3	$314
5	$574
10	$1,317

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period from October 13, 2010 (the Fund’s commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index and/or in investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise its benchmark index. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Index is comprised of China A-shares (“A-shares”). The Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulation.

A-shares are issued by companies incorporated in mainland China. A-shares are traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. The A-share market in the People’s Republic of China (“China” or the “PRC”) is made available to

1

domestic PRC investors and certain foreign investors, including principally those who have been approved as a Qualified Foreign Institutional Investor (“QFII”) and have obtained a QFII license. A QFII license may be obtained by application to the China Securities Regulatory Commission (“CSRC”). After obtaining a QFII license, the QFII would also apply to the China’s State Administration of Foreign Exchange (“SAFE”) for a specific aggregate dollar amount investment quota (the “A-share Quota”) in which the QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a QFII license. Therefore, in order for the Fund to invest directly in A-shares, the Adviser would need to apply for a QFII license and obtain an A-share Quota.

The Adviser has submitted an application for a QFII license in order to allow the Fund to invest directly in A-shares. There is no assurance that the Adviser will be able to obtain a QFII license and, if so, when such license would be granted. Furthermore, there are significant legal and operational obstacles that will need to be resolved before the Fund can invest directly in the A-share market, including repatriation restrictions and A-share Quota limitations. Until the Adviser obtains a QFII license, and the significant legal and operational obstacles are resolved, the Fund will not invest directly in A-shares. See “Risks of Investing in the Fund—Risk of Investing in China—Investments in A-shares” and “—Investment and Repatriation Restrictions.”

Therefore, unless and until the Fund is able to invest directly in A-shares, the Fund intends to invest in swaps and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares including swaps on the Index and/or the A-shares which comprise the Index. The Fund may also invest in swaps on funds that seek to replicate the performance of the Index or directly in securities of such funds. The notional values of these swaps and other derivative instruments will count towards the Fund’s 80% investment policy and cash and cash equivalents related to the swaps and other derivative instruments will not be counted towards the calculation of total assets. Assets not invested in swaps and other derivatives will be invested primarily in money market instruments.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risks of the Fund’s Investment Strategy. The Index is comprised of A-shares. In seeking to replicate the Index, the Fund does not invest directly in A-shares, but gains exposure to the A-share market by investing in swaps that are linked to the performance of A-shares. The Adviser’s ability to manage the Fund will depend upon the availability of A-shares and the willingness of swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. To the extent that the A-share Quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the Fund may be reduced or eliminated which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-shares.

If the Fund is unable to obtain sufficient exposure to the performance of the Index because of the limited availability of swaps linked to the performance of A-shares, the Fund could, among other things, as a defensive measure suspend creations until the Adviser determines that the requisite swap exposure is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. To the extent that such events result in a termination event under the Fund’s swap agreements, the risks related to the limited availability of swaps would be compounded and the Fund may be adversely affected. Alternatively, the Fund could change its investment objective and could thus track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments.

Risks of Investing in Swaps. The Fund will invest in swaps on the Index or on securities comprising the Index. The Fund may also invest in swaps on other funds that track the Index or invest directly in the shares of such funds. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. Investments in swaps linked to the performance of A-shares are subject to general risks associated with A-shares and the QFII system. It is not possible to predict the future development of the QFII system and the CSRC may even impose restrictions on QFIIs’ operations. Such restrictions may adversely affect the ability of potential counterparties to enter into swaps linked to the performance of A-shares. In addition, the existence of a liquid trading market for the A-shares may depend on whether there is supply of, and demand for, such A-shares. Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective.

In addition, capital gains realized by QFIIs on the sale of A-shares are likely subject to tax in China, however the precise method of calculating and collecting the tax has not been determined. There is a risk that PRC tax authorities may seek to collect tax on capital gains realized by QFIIs on the sale of A-shares without giving any prior warning. If such tax is collected, the tax liability

2

will be payable by the QFII and may be passed on to and borne by the Fund. In addition, the Fund’s investments in swaps and other derivative instruments may be less tax-efficient than a direct investment in A-shares and may be subject to special U.S. federal income tax rules that could negatively affect the Fund. Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect and, as a result the Fund may be found to have failed to maintain its qualification as a regulated investment company (“RIC”) or to be subject to additional U.S. tax liability. Because swaps on A-shares are denominated in U.S. dollars and the underlying A-shares represented by the swaps are denominated in Chinese RMB, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The terms of the swaps require the payment of the U.S. dollar equivalent of the RMB distributions and dividends received by the QFII, meaning that the Fund is exposed to foreign exchange risk and fluctuations in value between the U.S. dollar and the RMB.

Risks of Investing in Other Funds. The Fund may invest in shares of other funds, including exchange-traded funds (“ETFs”) that track the Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs.

Risks of Direct Investment in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese Government or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Risk of Cash Transactions. Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the vale of one or more issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in China. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

Risks of Investing in China. The Fund’s investments are concentrated in China. As a result, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more

3

geographically diversified funds. Whether the Fund invests directly in China through A-shares or indirectly through swaps or other means described in this Prospectus, investments in China involve certain risks and special considerations not typically associated with investing in the United States. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable.

The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control and the Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Emerging markets can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in securities of Chinese issuers and the income received by the Fund will be principally in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the RMB.

Shares May Trade At Prices Different Than NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. Price differences may be due, in large part, to supply and demand forces at work in the secondary trading market for Shares. In addition, to the extent that the costs of the swaps in which the Fund will invest are passed through to authorized participants, those costs may be reflected in higher secondary market prices. Furthermore, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

PERFORMANCE

The Fund commenced operations on October 13, 2010 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2010
George Cao	Portfolio Manager	October 2010

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

4

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, the Fund will hold or gain exposure to all of the securities that comprise the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

The Fund may invest its remaining assets in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options, futures contracts and currency forwards. In addition, the Fund may invest its remaining assets in B-shares, which are shares of companies incorporated in mainland China that are traded in the mainland B-share markets; China H-shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange; securities of Red Chip Companies, which are companies with certain minimum proportions of mainland Chinese entity shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange; and securities of Chinese-related companies, which are companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. Convertible securities, depositary receipts and derivative instruments such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest in, to the extent permitted by Section 12(d)(1) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Risks of Investing in Swaps.The Fund invests in swaps on the Index or on securities comprising the Index. The Fund may also invest in swaps on other funds that track the Index or invest directly in the shares of such funds. The use of swap agreements

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include:

Limited Availability of Swaps.The Adviser’s ability to manage the Fund in accordance with its stated investment objective will depend upon the continuing availability of A-shares and the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. To the extent that the A-share Quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding A-share Quotas of QFIIs administered by SAFE, QFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs may be limited or prohibited from providing the Fund access to A-share Quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

If the Fund is unable to obtain sufficient exposure to the performance of the Index because of the limited availability of swaps linked to the performance of A-shares, the Fund could, among other things, as a defensive measure suspend creations until the Adviser determines that the requisite swap exposure is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. To the extent that such events result in a termination event under the Fund’s swap agreements, the risks related to the limited availability of swaps would be compounded and the Fund may be adversely affected. Alternatively, the Fund could change its investment objective and could thus track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments.

Counterparty Risk. Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into swaps on A-shares and the Fund expects to use swaps as the principal means to gain exposure to the Index. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Liquidity Risk. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-shares. In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Risks of A-shares and the QFII System. Investments in swaps linked to the performance of A-shares are subject to general risks associated with A-shares and the QFII system. For example, although the CSRC may relax QFII eligibility requirements, making investments in A-shares easier and more widespread, this cannot be guaranteed. It is not possible to predict the future development of the QFII system and the CSRC may even impose restrictions on QFIIs’ operations. Such restrictions may adversely affect the ability of potential counterparties to enter into swaps linked to the performance of A-shares. In addition, the existence of a liquid trading market for the A-shares may depend on whether there is supply of, and demand for, such A-shares. The price at which swaps on A-shares may be purchased or sold by the Fund upon any rebalancing activities or otherwise and the NAV of the Fund may be adversely affected if trading markets for A-shares are limited or absent.

Tax Risk. In addition, capital gains realized by QFIIs on the sale of A-shares are likely subject to tax in China, however the precise method of calculating and collecting the tax has not been determined. There is a risk that PRC tax authorities may

6

seek to collect tax on capital gains realized by QFIIs on the sale of A-shares without giving any prior warning. If such tax is collected, the tax liability will be payable by the QFII. In such event, under the terms of the swaps or as otherwise agreed between the Fund and a counterparty, any tax levied on and payable by the QFII in the PRC may be passed on to and borne by the Fund to the extent such tax is indirectly attributable to the Fund through its holdings of the relevant swaps. In addition, when the Fund sells a swap on A-shares, the sale price may take account of the QFII’s tax liability.

The Fund’s investments in swaps and other derivative instruments may be less tax-efficient than a direct investment in A-shares. Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. For example, swaps in which the Fund will invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a regulated investment company (“RIC”) or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Risk of Investing in Other Funds. The Fund may invest in shares of other funds, including ETFs that track the Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards the Fund’s expense cap.

Risk of Direct Investment in Foreign Securities. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

To the extent the Fund invests in A-shares, the Fund will invest in securities denominated in RMB and the income received by the Fund in respect of such investments will be in RMB. In such circumstances, changes in currency exchange rates may negatively impact the Fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to RMB may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB and, as noted below, will bear the risk of any inability to convert the RMB.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the State Administration for Foreign Exchange. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the Fund.

In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. The Fund’s return may also deviate significantly from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund is unable to enter into swaps or other derivatives linked to the performance of the Index or securities comprising the Index, it may enter into swaps or other derivatives linked to the performance of other funds that seek to track the performance of the Index. These funds may trade at a premium or discount to NAV, which may result in additional tracking error for the Fund.

In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade. Moreover, the Fund may be delayed in purchasing or selling securities included in the Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Relevant PRC laws and regulations may limit the ability of the QFII to acquire A-shares in certain PRC issuers from time to time and, in addition, a QFII may not be able to acquire A-shares to hedge the swaps in which the Fund invests. In such case, this may restrict the issuance, and therefore the purchase, of swaps linked to these A-shares by the Fund. This may occur in a number of circumstances, such as (i) where the QFII holds in the aggregate 10% of the total share capital of a listed PRC issuer (regardless of the fact that the QFII may hold its interest on behalf of a number of different ultimate clients), and (ii) where the aggregated holdings in A-shares of all QFIIs (whether or not connected in any way to the Fund) already equal 20% of the total share capital of a listed PRC issuer. In the event that these limits are exceeded, the relevant QFIIs will be required to dispose of the A-shares in order to comply with the relevant requirements and, in respect of (ii), each QFII will dispose of the relevant A-shares on a “last in first out” basis. As a consequence, in such circumstances, the Fund may need to adopt a representative sampling strategy in order to achieve its investment objective which may cause increased tracking error. Furthermore, the tracking error of the Fund may be increased by the overall costs of maintaining the swaps. As a result of such costs the value of the swaps may differ from the price of the A-shares to which such swaps are linked, leading to an increased tracking error.

The Fund is expected to fair value most or all of the foreign securities it holds. See “Shareholder Information—Determination of NAV.” To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) may also impact the Fund’s ability to replicate the performance of the Index. In addition, to the extent the Fund utilizes swaps and other derivative instruments, which it currently intends to use as its principal means to replicate the Index, its return may not correlate as well with the Index as would be the case if the Fund purchased all the securities in the Index directly.

Risk of Cash Transactions. Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund currently intends to effect all redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid

8

being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. See “Creation and Redemption of Creation Units” in the Fund’s SAI. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the Fund from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. In addition, the Fund’s assets will be concentrated in China. Consequently, events affecting China will have a greater impact on the Fund’s NAV and may make the Fund more volatile than if the Fund were invested in a more geographically diverse portfolio of investments.

Risk of Investing in China. There are significant legal and operational hurdles that must be resolved before the Fund can operate as an ETF that invests directly in A-shares through the Adviser. Because the Fund cannot invest in A-shares in excess of the A-share Quota of the Adviser, the size of the Fund’s investment in A-shares may be significantly limited. In addition, there are significant restrictions on the repatriation of gains and income that may affect the Fund’s ability to satisfy redemption requests.

Whether the Fund invests directly in China through A-shares or indirectly through swaps or other means described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the A-shares in the Index.

The laws, regulations, including the investment regulations allowing QFIIs to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2011 through 2015) was approved in March 2011. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that such growth will be sustained in the future.

Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may

10

change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The Fund’s rights with respect to its investments generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund.

It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investments in A-shares. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. All repatriations of gains and income on A-shares require the approval of SAFE.

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, investment regulations promulgated by the CSRC came into effect that provided a legal framework for QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-PRC investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on implementing the investment regulations, a QFII may invest in stocks listed and

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

traded on a stock exchange, bonds listed and traded on a stock exchange, investment companies, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC. Based on recent announcements by PRC officials, QFIIs may be permitted to trade stock index futures (within their quotas) upon the promulgation of new rules. The contemplated restrictions include, without limitation, that QFIIs may trade stock index futures for hedging purposes only, and not for speculative purposes. However, there is no guarantee that the new rules will become effective or ultimately will be drafted in such a manner as to permit such investments. Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 20% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors. In September 2009, SAFE issued the Measures on the Foreign Exchange Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC, which regulates the foreign exchange activities of QFIIs.

As of the end of 2010, the CSRC had granted licenses to 106 QFIIs bringing total investment quotas to US$19.72 billion in A-shares and other permitted securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Adviser will continue to benefit from the A- share Quota if the A-share Quota is reduced or eliminated by SAFE at some point in the future. The Fund cannot predict what would occur if the Adviser’s A-share Quota, if granted, were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by the Fund in A-shares, to the extent permitted, and other Chinese financial instruments regulated by the CSRC, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.

To the extent the Fund invests directly in the A-share market, the Adviser, if licensed as a QFII, will be required to remit the entire investment principal for its A-share Quota into a local sub-custodian account within such time period as specified by SAFE after the Adviser obtains a foreign exchange registration certificate from SAFE, the Chinese government agency responsible for foreign exchange administration. Once remitted, investment capital may only be repatriated at certain designated times. Repatriation of investment capital and profits is currently subject to a lock-up period and other restrictions.

To the extent the Fund does not distribute all of its net capital gain in a given year, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, to the extent the Fund invests directly in the A-share market, if the Fund does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at

12

the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders.

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Investment Regulations. To the extent the Fund qualifies as an “Open-ended China Fund” as defined under the relevant PRC laws to invest directly in A-shares, the investment regulations under which the Fund will invest in China and which regulate repatriation and currency conversion are relatively new. The application and interpretation of those investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. In addition, those investment regulations give CSRC and SAFE wide discretion and there is no precedent or certainty as to how this discretion may be exercised, either now or in the future. The A-share Quota is subject to review from time to time by the CSRC and SAFE and currently may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the Adviser’s A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

Custody Risks of Investing in A-shares. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). To the extent the Fund invests directly in A-shares, securities purchased by the Adviser, if licensed and in its capacity as a QFII, on behalf of the Fund, can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund will pay the cost of the account. The Adviser may not use the account for any other purpose than for maintaining the Fund’s assets. To the extent the Fund invests directly in A-shares, the Fund will obtain a legal opinion from the Fund’s Chinese counsel, confirming that, as a matter of Chinese law, the Adviser, as a QFII, will have no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert, notwithstanding the legal opinion referred to above, that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Adviser could seize assets of the Fund. In addition, it may be difficult for investors to have any legal recourse against such counsel in connection with its legal opinion.

Because the A-share Quota, if obtained, would be in the name of the Adviser rather than the Fund, there is a risk that regulatory actions taken against the Adviser by PRC government authorities may affect the Fund.

Use of up to Three QFII Brokers per Exchange. To the extent the Fund invests directly in A-shares, regulations adopted by the CSRC and SAFE under which the Fund will invest in China specify that all securities traded by the Adviser, if licensed as a QFII, on behalf of the Fund must be executed through one of three specified brokers per exchange. Prior to the adoption of these regulations, QFIIs were required to execute trades of securities through a single specified broker for each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. However, the recently adopted measures may not have been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and it is uncertain when these measures will be implemented or whether they will be effectuated in an efficient manner. As a result, if and when the Adviser is licensed as a QFII, it will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers.

Foreign Currency Considerations. To the extent the Fund invests directly in A-shares, the Fund’s assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in RMB. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make

13

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currently, there is no market in China in which the Fund may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Disclosure of Interests and Short Swing Profit Rule. The Fund is subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-shares, B-shares, H-shares and convertible securities of the listed company). If the reporting requirement is triggered, the Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; and (d) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the invested company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat, inter alia, all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser or its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by the Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once the Fund and parties acting in concert reach the 5% trading threshold as to any invested company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine the Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require the Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

The shareholder disclosure of interest requirements described above may expose the Fund’s holdings and plans to the public with an adverse impact on the Fund’s performance, including by allowing third parties to trade based on information about the Fund’s holdings and intentions that the Fund would otherwise maintain as confidential.

14

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company. Because no single underlying foreign investor investing through a QFII (e.g., the Fund) may currently hold more than 10% of the total outstanding shares in one listed company, it is currently unlikely that the Fund’s trading would trigger the more detailed reporting or tender offer requirements at the higher thresholds.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a PRC company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Shares May Trade At Prices Different Than NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. Price differences may be due, in large part, to supply and demand forces at work in the secondary trading market for Shares. In addition, to the extent that the costs of the swaps in which the Fund will invest are passed through to authorized participants, those costs may be reflected in higher secondary market prices. Furthermore, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Additional Risks

Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Limited History of Active Market/No Guarantee of Active Trading Market. The Fund is a recently organized series of an investment company. While the Fund’s Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares..

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Fund. As of December 31, 2010, the Adviser managed approximately $31.3 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2010.

For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may

15

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

waive all or a portion of its fee. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006—December 2007) and a Senior Finance Associate (August 2004—August 2006) for United Airlines. Because the Fund is new, Messrs. Liao and Cao will be serving as the portfolio managers of the Fund since its inception. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value most or all of the foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index. This may adversely affect the Fund’s ability to track the Index. With respect to securities traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

16

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intra-day), that the Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

For taxable years beginning before January 1, 2013, the Fund may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that the Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options and futures transactions. Those special tax rules can negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Until the Adviser obtains a QFII license, the Fund intends to invest significantly in swaps and other derivative instruments and will not invest directly in A-shares. The U.S. tax treatment of such investments may generally be less efficient than a direct investment in A-shares. Furthermore, the Fund may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

The Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as PFICs for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

18

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of the Fund’s assets will consist of foreign securities.

If you are not a citizen or resident alien of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund does not expect to pay significant amounts of interest related dividends. The Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28% and is scheduled to increase to 31% after 2012. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long -term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is published by China Securities Index Co., Ltd (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

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CSI 300 INDEX

The Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A- shares) and must not be experiencing obvious abnormal fluctuations or market manipulation.

As of March 31, 2011, the Index included 300 securities of companies with a market capitalization range of $1.3 billion to $300.9 billion and an average market capitalization of $9.3 billion. These amounts are subject to change.

When selecting constituent stocks for the Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in case of new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Index.

The weighting of a company in the Index is intended to be a reflection of the current importance of that company in the market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Index. The constituents of the Index are frequently reviewed by the Index Provider to ensure that the Index continues to reflect the state and structure of the underlying market it measures. The Index is calculated in real time and is published every six seconds in RMB. The composition of the Index is reviewed semi-annually every January and July.

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LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by the Index Provider. The Index is compiled and calculated by the Index Provider. The Index Provider will apply all necessary means to ensure the accuracy of the Index. However, neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in Index values and constituent list vests in the Index Provider. Neither the publication of the Index by the Index Provider nor the granting of a license regarding the Index as well as the Index Trademark for the utilization in connection with the Fund, which derived from the Index, represents a recommendation by the Index Provider for a capital investment or contains in any manner a warranty or opinion by the Index Provider with respect to the attractiveness on an investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

MARKET VECTORS CHINA ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
	FOR THE PERIOD OCTOBER 13, 2010 (a) THROUGH DECEMBER 31, 2010

Net asset value, beginning of period	$40.75

Income from investment operations:
Net investment loss	(0.07)
Net realized and unrealized gain on investments	(0.77)

Total from investment operations	(0.84)

Less:
Dividends from net investment income	(1.08)
Return of capital	(0.02)

Total dividends	(1.10)

Net asset value, end of period	$38.81

Total return (b)	(2.00	)%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$19,404
Ratio of gross expenses to average net assets	1.11	%(d)
Ratio of net expenses to average net assets	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(d)
Ratio of net investment loss to average net assets	(0.70	)%(d)
Portfolio turnover rate	0	%(c)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com/etf.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

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ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Fund’s SAI will be available at vaneck.com/etf.

(Investment Company Act file no. 811-10325)

24

For more detailed information about the Fund, see the SAI dated May 1, 2011, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, by visiting the Van Eck website at vaneck.com/etf.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325 888.MKT.VCTR vaneck.com	888.MKT.VCTR vaneck.com

PEKPRO

MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2011

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated May 1, 2011 (each a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

Market Vectors Africa Index ETF	NYSE Arca, Inc.	AFK
Market Vectors Agribusiness ETF	NYSE Arca, Inc.	MOO
Market Vectors Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF
Market Vectors China ETF	NYSE Arca, Inc.	PEK
Market Vectors Coal ETF	NYSE Arca, Inc.	KOL
Market Vectors Egypt Index ETF	NYSE Arca, Inc.	EGPT
Market Vectors Environmental Services ETF	NYSE Arca, Inc.	EVX
Market Vectors Gaming ETF	NYSE Arca, Inc.	BJK
Market Vectors Global Alternative Energy ETF	NYSE Arca, Inc.	GEX
Market Vectors Gold Miners ETF	NYSE Arca, Inc.	GDX
Market Vectors Gulf States Index ETF	NYSE Arca, Inc.	MES
Market Vectors India Small-Cap Index ETF	NYSE Arca, Inc.	SCIF
Market Vectors Indonesia Index ETF	NYSE Arca, Inc.	IDX
Market Vectors Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ
Market Vectors Latin America Small-Cap Index ETF	NYSE Arca, Inc.	LATM
Market Vectors Poland ETF	NYSE Arca, Inc.	PLND
Market Vectors Rare Earth/Strategic Metals ETF	NYSE Arca, Inc	REMX
Market Vectors Russia ETF	NYSE Arca, Inc.	RSX
Market Vectors RVE Hard Assets Producers ETF	NYSE Arca, Inc.	HAP
Market Vectors Solar Energy ETF	NYSE Arca, Inc.	KWT
Market Vectors Steel ETF	NYSE Arca, Inc.	SLX
Market Vectors Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR
Market Vectors Vietnam ETF	NYSE Arca, Inc.	VNM

          A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

TABLE OF CONTENTS
(continued)

ii

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 41 investment portfolios. This SAI relates to 23 investment portfolios, Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors China ETF, Market Vectors Coal ETF, Market Vectors Egypt Index ETF, Market Vectors Environmental Services ETF, Market Vectors Gaming ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF, Market Vectors Uranium+Nuclear Energy ETF and Market Vectors Vietnam ETF (each, a “Fund” and, together, the “Funds”). The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and generally (except for Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors China ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF) in exchange for specified securities held by each Fund and a specified cash payment. Creation Units of Market Vectors Africa Index ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Russia ETF are issued and redeemed partially for cash and partially in-kind for securities generally included in each Fund’s Index (defined herein). Creation Units of Market Vectors Brazil Small-Cap ETF, Market Vectors China ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF and Market Vectors Vietnam ETF are issued and redeemed principally for cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 100,000 Shares (for Market Vectors China ETF) and 50,000 Shares of each other Fund.

          The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

General

          The Market Vectors India Small-Cap Index ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius (the “Subsidiary”), that has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both the Fund and the Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to the Market Vectors India Small-Cap Index ETF to mean the Fund and/or the Subsidiary, as applicable.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

2

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts are not currently available for the Index of each Fund.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use

3

futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. Each Fund intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

4

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertible Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

5

Participation Notes

          All Funds. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

          Market Vectors India Small-Cap Index ETF only. As per the Securities and Exchange Board of India (“SEBI”) disclosure norms governing issuance of offshore derivative instruments (including P-Notes or such other derivative instruments whose value is directly linked to underlying Indian securities) by any foreign institutional investor (“FII”), an FII is required to disclose to SEBI, on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within seven days following the end of the calendar month. In light of the above, if any FII or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FII and accordingly will be required to file such disclosure with SEBI. FIIs that do not have any outstanding offshore derivatives are not required to make such filing. FIIs are allowed to issue participatory notes and offshore derivate instruments to those entities that are regulated by an appropriate regulatory authority in the countries of their incorporation or establishment. SEBI has prohibited the issuance of participatory notes by sub-accounts of FIIs. FIIs are also not permitted to issue, subscribe for or purchase any offshore derivative instruments, directly or indirectly, to or from, Indian residents or non-resident Indians.

6

SEBI Takeover Regulations (Market Vectors India Small-Cap Index ETF Only)

          The provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 (“Takeover Code”) may apply to the Fund. Under the provisions of the Takeover Code, any acquirer who acquires more than 5%, 10%, 14%, 54% or 74% of the shares or voting rights of an Indian listed company is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding. Furthermore, the acquirer is required to inform the company and the stock exchange about any change in its holding beyond 2% of the paid-up capital of such company.

          Upon the acquisition of 15% or more of shares or voting rights or acquisition of control of the company, whether direct or indirect, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 20% of all the outstanding shares of the company at a minimum offer price as determined pursuant to the provisions of the Takeover Code (“Open Offer”). Under the provisions of the Takeover Code, any existing shareholder of an Indian listed company holding 15% or more but less than 55% of the shares of the company is entitled to acquire an additional 5% share or voting rights in the company, in any financial year ending March 31st, without making a public offer for such an acquisition. SEBI has made a recent amendment to the Takeover Code that dispensed with the requirement of a public announcement for consolidation through creeping acquisition up to 5% for persons holding above 55%, but below 75%. However, such acquisition can be made only through open market purchases and no consolidation will be allowed thereunder by means of a bulk/block/negotiated deal or through preferential allotment.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Board of the Trust and the Board of Directors of the Subsidiary (to the extent that such restrictions are applicable to the Market Vectors India Small-Cap Index ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund and the Subsidiary, respectively. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Market Vectors India Small-Cap Index ETF, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the

7

original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund, except Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF and Market Vectors Rare Earth/Strategic Metals ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, Market Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

8

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in securities not included in its respective index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

          The Adviser is a qualified FII with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Market Vectors India Small-Cap Index ETF’s ability to make and dispose of investments. Investments under SEBI (Foreign Institutional Investors) Regulations, 1995 (“FII Regulations”) and Foreign Exchange Management (transfer or issue of security by a person resident outside India) Regulations, 2000 are permitted only in the following:

•

securities in the primary and secondary markets including shares, debentures (FII investments are restricted to listed debt securities) and warrants (as per the applicable Consolidated Foreign Direct Investment Policy) of companies unlisted, listed or to be listed on a recognized stock exchange in India;

•

units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•	dated government securities;

•	derivatives traded on a recognized stock exchange;

•	commercial paper; and

•	security receipts of asset reconstruction companies.

          Further, FIIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FIIs are allowed to tender their shares in

9

case of an open offer following the takeover bid by an acquirer. FIIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations.

          FIIs which have issued derivative instruments based on underlying Indian securities such as P-Notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

          The extent to which percentage positions may be taken in index options and index futures by the Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, following are the regulatory positions that the Adviser (as an FII) and the Subsidiary (as a sub-account) would have to observe under the applicable provisions of the securities laws of India:

          The aggregate FII holding in any Indian company cannot exceed twenty-four percent (24%) of the entire paid-up equity capital of that company which limit can be further extended to the applicable foreign investment limit in a specific sector if the shareholders of a company pass a special resolution to that effect. Further, no single FII or its sub-accounts (provided such sub-account is broad based) can hold more than ten percent (10%) of the total paid-up equity capital of an Indian company. Further, in the case of foreign corporates or individuals, each of such sub-account cannot invest more than five percent (5%) of the total paid-up equity capital of an Indian company.

          In addition, currently the overall limit for FII investments in corporate bonds with a remaining maturity of over five years issued by companies in the infrastructure sector is $25 billion. At present, FIIs and their sub-accounts can only invest in listed debt instruments, although there is an exception for investments in unlisted debt instruments of infrastructure companies, subject to a lock-in period of three years. During this lock-in period, however, FIIs are allowed to trade these instruments with each other.

10

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          In the event that the securities in a Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the

11

performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which a Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

Tax Risks—Market Vectors India Small-Cap Index ETF

          An investment in the Subsidiary involves certain tax risks. The Government of India has recently issued a Direct Tax Code Bill for discussion purposes, which if enacted will replace the existing Income Tax Act, 1961 effective 2012. The provisions of the new Direct Tax Code, if enacted, could change the manner in which the Subsidiary or the portfolio companies are currently taxed in India, and could adversely impact the returns to the Market Vectors India Small-Cap Index ETF and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the change. Prospective investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund.

12

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

          The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by a Fund on a given day. While the equity securities value component estimates the current market value of a Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of a Fund’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time) on each Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

14

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow,	Chairman	Since 2008	Founder and CEO,	41	Director, Audit
53*†	Trustee	Since 2006	DanCourt Management LLC (strategy consulting firm), March 1999 to present.		Committee Chairman and Compensation Committee member, Forward Management, LLC, 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee.
R. Alastair Short, 57*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	48

Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	48	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

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Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 47[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	41	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.

4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

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Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

          The Board of the Trust met five times during the fiscal year ended December 31, 2010.

          The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the

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Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2010.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2010.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen

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the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          The general management of the Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Africa Index ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Agribusiness ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Brazil Small-Cap ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors China ETF (As of December 31, 2010)

David H. Chow	None	Over $100,000	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	$1 – $10,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Coal ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Egypt Index ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Environmental Services ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Gaming ETF, (As of December 31, 2010)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	$1 – $10,000

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Global Alternative Energy ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Gold Miners ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Gulf States Index ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors India Small-Cap Index ETF (As of December 31, 2010)

David H. Chow	Over $100,000	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in Market Vectors Indonesia ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Junior Gold Miners ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Latin America Small-Cap Index ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Poland ETF (As of December 31, 2010)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	$10,001 – $50,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Rare Earth/Strategic Metals ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Russia ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors RVE Hard Assets Producers ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Solar Energy ETF (As of December 31, 2010)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	$1 – $10,000

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Steel ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Uranium+Nuclear Energy ETF (As of December 31, 2010)	Dollar Range of Equity Securities in Market Vectors Vietnam ETF (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)

David H. Chow	Over $100,000	None	None	Over $100,000
R. Alastair Short	None	None	None	$50,001-$100,000
Richard D. Stamberger	None	None	None	Over $100,000
Jan F. van Eck	None	None	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

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          The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2010. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$180,375	$180,375	N/A	N/A	$180,375
R. Alastair Short	$155,875	$0	N/A	N/A	$234,625
Richard D. Stamberger	$149,750	$74,875	N/A	N/A	$238,500
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.

(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a

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report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Management of the Funds.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to Market Vectors Gold Miners ETF pursuant to the Investment Management Agreement between Market Vectors Gold Miners ETF and the Adviser (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds pursuant to an investment management agreement between the Trust and the Adviser (the “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the Market Vectors India Small-Cap Index ETF will be made outside of India.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the

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annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Environmental Services ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF), 0.57% (with respect to Market Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to Market Vectors Coal ETF and Market Vectors Junior Gold Miners ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF, Market Vectors Russia ETF and Market Vectors Uranium+Nuclear Energy ETF), 0.63% (with respect to Market Vectors Latin America Small-Cap Index ETF), 0.65% (with respect to Market Vectors Brazil Small-Cap ETF, Market Vectors Gaming ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Poland ETF and Market Vectors Solar Energy ETF), 0.68% (with respect to Market Vectors Indonesia Index ETF), 0.72% (with respect to Market Vectors China ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.83% (with respect to Market Vectors Africa Index ETF), 0.85% (with respect to Market Vectors India Small-Cap Index ETF), 0.94% (with respect to Market Vectors Egypt Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended December 31, 2008, 2009 and 2010, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2008	2009	2010	2008	2009	2010

Market Vectors Africa Index ETF	$11,442	$94,606	$312,149	$52,003	$110,325	$73,866	07/10/08
Market Vectors Agribusiness ETF	$6,398,915	$6,451,161	$9,683,678	$0	$0	$0	08/31/07
Market Vectors Brazil Small-Cap ETF	N/A	$892,535	$4,043,084	N/A	$0	$0	05/12/09
Market Vectors China ETF	N/A	N/A	$25,537	N/A	$0	$19,744	10/13/10
Market Vectors Coal ETF	$1,102,300	$1,306,388	$1,729,384	$0	$0	$0	01/10/08
Market Vectors Egypt Index ETF	N/A	N/A	$20,296	N/A	N/A	$130,810	02/16/10
Market Vectors Environmental Services ETF	$180,262	$105,309	$133,880	$45,468	$63,750	$47,580	10/10/06
Market Vectors Gaming ETF	$14,960	$388,863	$563,585	$95,694	$36,878	$0	01/22/08
Market Vectors Global Alternative Energy ETF	$1,366,880	$1,045,995	$817,023	$0	$15,372	$0	05/03/07
Market Vectors Gold Miners ETF	$8,946,585	$22,155,522	$33,219,788	$163,023	$0	$0	05/16/06
Market Vectors Gulf States Index ETF	$13,643	$32,894	$57,595	$31,480	$240,048	$179,830	07/22/08
Market Vectors India Small-Cap Index ETF	N/A	N/A	$57,777	N/A	N/A	$69,625	08/24/10
Market Vectors Indonesia Index ETF	N/A	$339,351	$2,240,640	N/A	$6,597	$0	01/15/09
Market Vectors Junior Gold Miners ETF	N/A	$321,201	$6,267,896	N/A	$0	$0	11/10/09

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	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Market Vectors Latin America Small-Cap Index ETF	N/A	N/A	$36,328	N/A	N/A	$163,813	04/06/10
Market Vectors Poland ETF	N/A	$2,421	$160,029	N/A	$31,708	$86,288	11/24/09
Market Vectors Rare Earth/Strategic Metals ETF	N/A	N/A	$106,254	N/A	N/A	$12,115	10/27/10
Market Vectors Russia ETF	$4,474,728	$3,957,791	$9,423,905	$0	$782,094	$1,060,310	04/24/07
Market Vectors RVE Hard Assets Producers ETF	$14,306	$261,215	$628,117	$42,099	$173,336	$0	08/29/08
Market Vectors Solar Energy ETF	$76,827	$127,023	$136,508	$89,752	$75,854	$71,951	04/21/08
Market Vectors Steel ETF	$1,191,221	$1,042,654	$1,668,464	$118,602	$75,361	$8,094	10/10/06
Market Vectors Uranium+Nuclear Energy ETF	$907,538	$763,227	$920,067	$0	$0	$0	08/13/07
Market Vectors Vietnam ETF	N/A	$105,980	$725,796	N/A	$0	$108,555	08/11/09

          Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Subsidiary Investment Management Agreement. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser does not receive any fees from the Subsidiary. The Subsidiary Investment Management Agreement continues in effect until June 30, 2011, and thereafter only if approved annually by the Board of Directors of the Subsidiary.

          The Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the Board of Directors of the Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Subsidiary’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Subsidiary. Pursuant to the Subsidiary Investment Management Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

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The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to Market Vectors Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Mauritius Administrator

          Multiconsult Limited, located at Rogers House, 5 President John Kennedy St., Port-Louis, Mauritius, serves as the Subsidiary’s Mauritius administrator. The Subsidiary pays Multiconsult Limited a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Subsidiary in order to comply with requirements of the Mauritian Company Law and the Financial Services Commission of Mauritius; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Subsidiary also reimburses Multiconsult Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Funds and the Subsidiary pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ and the Subsidiary’s assets. The Bank of New York serves as each Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, except for Market Vectors Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from Market Vectors Gold Miners ETF to The Bank of New York for providing fund accounting services to Market Vectors Gold Miners ETF.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously

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offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

          As of March 31, 2011, Messrs. Liao and Cao managed the following:

	Other Accounts Managed (As of December 31, 2010)			Accounts with respect to which the advisory fee is based on the performance of the account

Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Hao-Hung (Peter) Liao	Registered investment companies	23	$20.42 billion	0	0

	Other pooled investment vehicles	0	0	0	0

	Other accounts	0	0	0	0

George Cao	Registered investment companies	23	$20.42 billion	0	0

	Other pooled investment vehicles	0	0	0	0

	Other accounts	0	0	0	0

          Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

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Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          The portfolio holdings of Messrs. Liao and Cao, as of December 31, 2010 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Peter Liao
Market Vectors Africa Index ETF	X
Market Vectors Agribusiness ETF		X
Market Vectors Brazil Small-Cap ETF	X
Market Vectors China ETF	X
Market Vectors Coal ETF		X
Market Vectors Egypt Index ETF	X
Market Vectors Environmental Services ETF		X
Market Vectors Gaming ETF	X
Market Vectors Global Alternative Energy ETF		X
Market Vectors Gold Miners ETF		X
Market Vectors Gulf States Index ETF		X
Market Vectors India Small-Cap Index ETF	X
Market Vectors Indonesia Index ETF		X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Junior Gold Miners ETF	X
Market Vectors Latin America Small-Cap Index ETF	X
Market Vectors Poland ETF		X
Market Vectors Rare Earth/Strategic Metals ETF	X
Market Vectors Russia ETF		X
Market Vectors RVE Hard Assets Producers ETF	X
Market Vectors Solar Energy ETF	X
Market Vectors Steel ETF	X
Market Vectors Uranium+Nuclear Energy ETF		X
Market Vectors Vietnam ETF	X
George Cao
Market Vectors Africa Index ETF	X
Market Vectors Agribusiness ETF			X
Market Vectors Brazil Small-Cap ETF	X
Market Vectors China ETF	X
Market Vectors Coal ETF	X
Market Vectors Egypt Index ETF	X
Market Vectors Environmental Services ETF	X
Market Vectors Gaming ETF	X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Global Alternative Energy ETF	X
Market Vectors Gold Miners ETF	X
Market Vectors Gulf States Index ETF	X
Market Vectors India Small-Cap ETF	X
Market Vectors Indonesia Index ETF	X
Market Vectors Junior Gold Miners ETF	X
Market Vectors Latin America Small-Cap Index ETF	X
Market Vectors Poland ETF	X
Market Vectors Rare Earth/Strategic Metals ETF	X
Market Vectors Russia ETF	X
Market Vectors RVE Hard Assets Producers ETF	X
Market Vectors Solar Energy ETF	X
Market Vectors Steel ETF	X
Market Vectors Uranium+Nuclear Energy ETF	X
Market Vectors Vietnam ETF	X

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be

29

obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended December 31, 2008, 2009 and 2010, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2008	2009	2010

Market Vectors Africa Index ETF	$48,053	$144,870	$312,268	07/10/08
Market Vectors Brazil Small-Cap ETF	N/A	$943,802	$525,846	05/12/09
Market Vectors Agribusiness ETF	$790,923	$629,412	$1,345,575	08/31/07
Market Vectors China ETF	N/A	N/A	$0	10/13/10
Market Vectors Coal ETF	$201,869	$186,165	$147,740	01/10/08
Market Vectors Egypt Index ETF	N/A	N/A	$39,856	02/16/10
Market Vectors Environmental Services ETF	$10,275	$7,941	$3,539	10/10/06
Market Vectors Gaming ETF	$4,314	$57,078	$21,494	01/22/08
Market Vectors Global Alternative Energy ETF	$113,145	$144,603	$60,310	05/03/07
Market Vectors Gold Miners ETF	$485,780	$1,005,913	$400,287	05/16/06
Market Vectors Gulf States Index ETF	$29,004	$33,534	$54,747	07/22/08
Market Vectors India Small-Cap Index ETF	N/A	N/A	$60,574	08/24/10
Market Vectors Indonesia Index ETF	N/A	$31,478	$249,268	01/15/09
Market Vectors Junior Gold Miners ETF	N/A	$163,323	$887,396	11/10/09
Market Vectors Latin America Small-Cap Index ETF	N/A	N/A	$20,765	04/06/10
Market Vectors Poland ETF	N/A	$856	$18,881	11/24/09
Market Vectors Russia ETF	$814,506	$724,884	$22,740	04/24/07
Market Vectors Rare Earth/Strategic Metals ETF	N/A	N/A	$960,568	10/27/10
Market Vectors RVE Hard Assets Producers ETF	$3,005	$20,367	$32,925	08/29/08
Market Vectors Solar Energy ETF	$12,319	$17,566	$15,044	04/21/08
Market Vectors Steel ETF	$2,516	$67,277	$73,635	10/10/06
Market Vectors Uranium+Nuclear Energy ETF	$60,455	$87,492	$100,931	08/13/07
Market Vectors Vietnam ETF	N/A	$191,675	$433,410	08/11/09

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BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for

31

maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

          The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of each Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units of a Fund (except Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by a Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors China ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF and Market Vectors Vietnam ETF invest, Creation Units of Market Vectors Africa Index ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Russia ETF are issued partially for cash and partially in-kind for securities generally included in such Fund’s Index and Creation Units of Market Vectors Brazil Small-Cap ETF, Market Vectors China ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF are issued principally for cash. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

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          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 100,000 Shares (for Market Vectors China ETF) or 50,000 Shares (for each other Fund) (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the

34

substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

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          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be

36

sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local

37

law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with the Fund’s swap transactions (with respect to Market Vectors China ETF only), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in each Fund’s Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust

38

for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with the Fund’s swap transactions (with respect to Market Vectors China ETF only), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Funds through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An

39

additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit or require cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The Market Vectors India Small-Cap Index ETF generally intends to effect creation transactions of Creation Units on the Business Day after the trade date (“T+1”) and settle redemption transactions of cash on the fourth Business Day following the trade date (“T+4”). The Fund may effect deliveries of Creation Units and redemption cash on a basis other than T+1 or T+4, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within T+1 and T+4, respectively, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

          The holidays applicable to the Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar years 2011 and 2012 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (the following holiday schedule is subject to potential changes in the securities market):

40

2011
ARGENTINA
April 21	August 15
April 22	October 16
May 25	December 8
June 20	December 30

AUSTRALIA
January 3	April 22	May 16	August 17	December 26
January 26	April 25	June 6	September 26	December 27
March 7	April 26	June 13	October 3
March 14	May 2	August 1	November 1

AUSTRIA
January 6	June 13	November 1
April 22	June 23	December 8
April 25	August 15	December 26
June 2	October 26	December 30

BAHRAIN
February 26	August 31	November 8	December 18
May 1	September 1	November 27	December 19
August 30	November 6	December 4
August 31	November 7	December 5

BELGIUM
April 22	June 13	November 11
April 25	July 21	December 26
June 2	August 15
June 3	November 1

BRAZIL
January 20	April 21	October 12
January 25	April 22	November 2
March 7	June 23	November 15
March 8	September 7	December 30

CANADA
January 3	May 23	September 5	December 27
January 4	June 24	October 10
February 21	July 1	November 11
April 22	August 1	December 26

CHILE
April 22	September 19
June 20	October 10
June 27	November 1
August 15	December 8

CHINA
January 3	February 7	May 5	October 5
January 17	February 8	May 6	October 6
January 31	February 9	May 30	October 7
February 1	February 21	July 4	October 10
February 2	May 2	September 5	November 11
February 3	May 3	October 3	November 24
February 4	May 4	October 4	December 26

DENMARK
April 21	June 2
April 22	June 13
April 25	December 26
May 20

FINLAND
January 6	June 24
April 22	December 6
April 25	December 26
June 2

41

EGYPT
February 15	August 31	November 7
April 24	September 1
April 25	October 6
May 1	November 6

FRANCE
April 22	August 15
April 25	November 1
June 2	November 11
July 14	December 26

GERMANY
January 6	June 2	October 3
March 7	June 13	November 1
April 22	June 23	December 26
April 25	August 15

GREECE
January 6	April 25	December 26
March 7	June 15
March 25	August 15
April 22	October 28

HONG KONG
February 2	April 22	June 6	December 26
February 3	April 25	July 1	December 27
February 4	May 2	September 13
April 5	May 10	October 5

HUNGARY
March 14	October 31
March 15	November 1
April 25	December 26
June 13

INDIA
January 26	April 12	June 30	August 31	October 28
February 16	April 14	July 1	September 1	November 7
March 2	April 16	August 15	September 30	November 10
April 1	April 22	August 19	October 6	December 6
April 4	May 17	August 23	October 26

INDONESIA
February 3	May 17	August 29	September 2	December 30
February 14	June 2	August 30	November 7
April 4	June 27	August 31	November 28
April 22	August 17	September 1	December 26

IRELAND
January 3	May 2	December 26
March 17	June 6	December 27
April 22	August 1	December 28
April 25	October 31

ITALY
January 6	June 29	December 26
April 22	August 15
April 25	November 1
June 2	December 8

JAPAN
January 3	April 29	July 18	November 3
January 10	May 3	September 19	November 23
February 11	May 4	September 23	December 23
March 21	May 5	October 10

KUWAIT
February 15	November 5	November 9
June 28	November 6	December 25

42

August 31	November 7	December 26
September 1	November 8	December 27

LUXEMBOURG
April 22	June 13	November 1
April 25	June 23	December 26
June 2	August 15

MALAYSIA
January 1	February 4	May 30	August 30	November 7
February 1	April 15	May 31	August 31	November 28
February 2	May 2	June 4	September 1	December 26
February 3	May 17	August 29	October 26

MEXICO
February 7	September 16
March 21	November 2
April 21	November 21
April 22	December 12

MOROCCO
January 11	September 1
February 16	November 7
February 17	November 8
August 3	November 18

NETHERLANDS
April 22	December 26
April 25
June 2
June 13

NEW ZEALAND
January 3	April 22	December 26
January 14	April 25	December 27
January 24	June 6	June 6
January 31	October 24

NORWAY
April 21	June 2
April 22	June 13
April 25	December 26

PHILIPPINES
February 25	August 31	December 30
April 21	November 1
April 22	November 2
August 8	November 30

POLAND
April 22	August 15
April 25	November 1
May 3	November 11
June 23	December 26

PORTUGAL
March 8	June 13	November 1
April 22	June 23	December 1
April 25	August 15	December 8
June 10	October 5	December 26

QATAR
August 30	November 7
August 31	November 8
September 1	November 9
November 6

RUSSIA
January 3	January 7	March 8	June 13

43

January 4	January 10	May 2	November 4
January 5	February 23	May 9
January 6	March 7	May 10

SAUDI ARABIA
August 29	September 4	November 7
August 30	September 24	November 8
August 31	November 5	November 9
September 3	November 6

SINGAPORE
January 1	May 2	October 26
February 3	May 17	November 17
February 4	August 9	December 26
April 22	August 30

SOUTH AFRICA
March 21	May 2	December 26
April 22	June 16
April 25	August 9
April 27	December 16

SOUTH KOREA
February 2	April 5	August 15	December 30
February 3	May 5	September 12
February 4	May 10	September 13
March 1	June 6	October 3

SPAIN
January 6	May 2	September 9	December 6
April 21	May 3	October 12	December 8
April 22	July 25	November 1	December 26
April 25	August 15	November 9

SWEDEN
January 6	June 6
April 22	June 24
April 25	December 26
June 2

SWITZERLAND
January 6	June 13	August 15	December 26
April 22	June 23	September 8
April 25	June 29	November 1
June 2	August 1	December 8

TAIWAN
January 31	February 4	May 2
February 1	February 7	June 6
February 2	February 28	September 12
February 3	April 5	October 10

THAILAND
January 3	April 14	May 17	October 24
February 17	April 15	July 1	December 5
April 6	May 2	July 18	December 12
April 13	May 5	August 12

TURKEY
May 12	September 1	November 8
August 29	September 2	November 9
August 30	October 28
August 31	November 7

UNITED ARAB EMIRATES
January 1	August 30	November 7
February 15	August 31	November 26
June 29	November 5	December 3
August 6	November 6	December 4

44

UNITED KINGDOM
January 3	May 30
April 22	August 29
April 25	December 26
May 2	December 27

VENEZUELA
January 10	April 21	June 27	October 12
March 7	April 22	July 4	October 31
March 8	June 6	July 5	December 12
April 19	June 24	August 15

VIETNAM
January 1
April 30
May 1
September 2

2012
ARGENTINA
March 24	May 1	August 20	December 25
April 2	May 25	October 15	December 31
April 5	June 18	December 8
April 6	July 9	December 24

AUSTRALIA
January 2	April 6	May 21	August 15	December 26
January 26	April 9	June 6	October 1
March 5	April 25	June 11	November 6
March 12	May 7	August 6	December 25

AUSTRIA
January 6	May 17	October 26	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24
May 1	August 15	December 25

BAHRAIN
February 4	August 20	November 14	December 17
May 1	October 25	November 22
August 18	October 26	November 23
August 19	October 27	December 16

BELGIUM
April 6	May 18	December 25
April 9	May 28	December 26
May 1	August 15
May 17	November 1

BRAZIL
January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20

CANADA
January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25

CHILE
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31

CHINA
January 2	January 30	May 7	October 4
January 16	January 31	May 28	October 5

45

January 23	February 20	July 4	October 8
January 24	May 1	September 3	November 12
January 25	May 2	October 1	November 22
January 26	May 3	October 2	December 25
January 27	May 4	October 3

DENMARK
April 5	May 17	December 25
April 6	May 28	December 26
April 9	June 5	December 31
May 4	December 24

FINLAND
January 6	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31
May 1	December 24

EGYPT
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

FRANCE
April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25

GERMANY
January 6	May 1	August 15	December 25
February 20	May 17	October 3	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24

GREECE
January 6	April 13	June 4
February 27	April 16	August 15
April 6	August 15	December 25
April 9	May 1	December 26

HONG KONG
January 2	April 6	October 1	December 25
January 23	April 9	October 2	December 26
January 24	May 1	October 23	December 31
April 4	July 2	December 24

HUNGARY
March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24

INDIA
January 26	April 6	August 18	October 24
February 20	April 14	August 20	October 27
March 8	May 1	August 22	November 13
March 23	June 30	September 19	November 15
April 2	July 2	September 29	November 28
April 4	August 15	October 2	December 25

INDONESIA
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16

46

IRELAND
January 2	May 1	October 29	December 27
March 19	May 7	December 24
April 6	June 4	December 25
April 9	August 6	December 26

ITALY
January 6	May 1	December 24
April 6	June 29	December 25
April 9	August 15	December 26
April 25	November 1	December 31

JAPAN
January 2	April 30	July 16	December 24
January 3	May 3	September 17	December 31
January 9	May 4	October 8
March 20	May 5	November 23

KUWAIT
February 4	February 26
February 5
February 25
February 26

LUXEMBOURG
January 1	May 1	June 23	December 25
April 22	June 2	August 15	December 26
April 25	June 13	November 1

MALAYSIA
January 2	May 1	August 20	November 15
January 23	May 7	August 21	December 25
January 24	May 30	August 31
February 1	May 31	October 26
February 6	June 2	November 13

MEXICO
February 6	April 6	November 20
March 19	May 1	December 12
March 21	November 2	December 25
April 5	November 19

MOROCCO
January 11	August 14	November 6
February 6	August 20	November 15
May 1	August 21
July 30	October 26

NETHERLANDS
April 6	May 17
April 9	May 28
April 30	December 25
May 1	December 26

NEW ZEALAND
January 2	April 6	October 22
January 3	April 9	December 25
January 30	April 25	December 26
February 6	June 4

NORWAY
April 5	May 1	December 25
April 6	May 17	December 26
April 9	May 28

PHILIPPINES
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24

47

May 1	November 1	December 25

POLAND
April 6	June 7	December 26
April 9	August 15
May 1	November 1
May 3	December 25

PORTUGAL
February 21	May 1	October 5	December 26
April 6	June 7	November 1
April 9	June 13	December 24
April 25	August 15	December 25

QATAR
August 19
September 3
October 25
December 18

RUSSIA
January 2	January 9	April 30	November 5
January 3	February 23	May 1	December 31
January 4	February 24	May 9
January 5	March 8	June 11
January 6	March 9	June 12

SAUDI ARABIA
August 13

SINGAPORE
January 2	May 5	October 26
January 23	May 7	November 13
April 6	August 9	December 25
May 1	August 20

SOUTH AFRICA
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24

SOUTH KOREA
January 23	April 12	August 15	December 25
January 24	May 1	October 1	December 31
March 1	May 28	October 3
April 5	June 6	December 19

SPAIN
January 6	April 9	August 15	December 6
March 20	May 1	October 12	December 25
April 5	May 2	November 1	December 26
April 6	May 15	November 9

SWEDEN
January 6	May 17	December 25
April 6	June 6	December 26
April 9	June 22	December 31
May 1	December 24

SWITZERLAND
January 2	April 9	June 7	September 6	December 26
January 6	May 1	June 29	November 1	December 31
March 19	May 17	August 1	December 24
April 6	May 28	August 15	December 25

TAIWAN
January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28

48

January 24	April 4

THAILAND
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5

TURKEY
April 23	October 25
August 20	October 26
August 21	October 28
August 30	October 29
April 23	October 25

UNITED KINGDOM
January 2	May 28
April 6	August 27
April 9	December 25
May 7	December 26

VENEZUELA
January 9	April 5	May 21	July 24
February 20	April 6	June 11	August 13
February 21	April 19	July 2	October 12
March 19	May 1	July 5	November 5

VIETNAM
January 2	January 25
January 23	January 26
January 24

          The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2011 and 2012, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2011

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

China	01/26/11	02/10/11	15
	01/27/11	02/11/11	15
	01/28/11	02/14/11	17

Denmark	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8

Indonesia	08/24/11	09/05/11	12
	08/25/11	09/06/11	12
	08/26/11	09/07/11	12

Ireland	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11

Japan	04/27/11	05/06/11	9
	04/28/11	05/09/11	11
	05/02/11	05/10/11	8

Malaysia	01/26/11	02/07/11	12
	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
	08/24/11	09/02/11	9

49

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2011

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

	08/25/11	09/05/11	11
	08/26/11	09/06/11	11

Norway	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8

Qatar	08/25/11	09/04/11	10
	08/28/11	09/05/11	8
	08/29/11	09/0611	8
	11/01/11	11/10/11	9
	11/02/11	11/13/11	11
	11/03/11	11/14/11	11

Russia	12/28/11	01/10/12	13
	12/29/11	01/11/12	13
	12/30/11	01/12/12	13

South Africa	03/14/11	03/22/11	8
	03/15/11	03/23/11	8
	03/16/11	03/24/11	8
	03/17/11	03/25/11	8
	03/18/11	03/28/11	10
	04/15/11	04/26/11	11
	04/18/11	04/28/11	10
	04/19/11	04/29/11	10
	04/20/11	05/03/11	13
	04/21/11	05/04/11	13
	04/26/11	05/05/11	9
	04/28/11	05/06/11	8
	04/29/11	05/09/11	10
	06/09/11	06/17/11	8
	06/10/11	06/20/11	10
	06/13/11	06/21/11	8
	06/14/11	06/22/11	8
	06/15/11	06/23/11	8
	08/02/11	08/10/11	8
	08/03/11	08/11/11	8
	08/04/11	08/12/11	8
	08/05/11	08/15/11	10
	08/08/11	08/16/11	8
	12/09/11	12/19/11	10
	12/12/11	12/20/11	8
	12/13/11	12/21/11	8
	12/14/11	12/22/11	8
	12/15/11	12/23/11	8
	12/19/11	12/27/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11

Spain	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8

Taiwan	01/27/11	02/08/11	12
	02/28/11	02/09/11	12

Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8

Turkey	08/25/11	09/05/11	11
	08/26/11	09/06/11	11

Venezuela	04/15/11	04/25/11	10
	04/18/11	04/26/11	8

50

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2012

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	05/30/12	05/10/12	10
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13
Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
Finland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Ireland	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
Italy	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
The Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8

51

South Africa	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
Spain	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Switzerland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10
Taiwan	01/17/12	01/27/12	10
	01/18/12	01/30/12	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

52

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time differences between the United States and certain countries in which a Fund invests, securities on these exchanges will not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value most or all of the foreign equity securities held by the Fund, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

53

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

54

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of April 11, 2011:

Market Vectors Africa Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of America National Association 1825 E Buckeye Rd, Phoenix, AR, 85034	6.30
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	12.19
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	8.04
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	8.89
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.77
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.14
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	5.62

Market Vectors Agribusiness ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	12.08
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	11.42
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.31
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.04

Market Vectors Brazil Small-Cap ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York Mellon One Wall Street, New York, NY,10286	5.69
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	11.88
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.52
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.68
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	11.00
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	8.12

Market Vectors China ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

BNP Paribas Prime Brokerage, Inc 787 7th Avenue, 8th Floor, New York, NY, 10019	20.00

55

Market Vectors China ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	7.35
First Clearing LLC 901 East Byrd Street, 15th Floor, Richmond, VA, 23219	6.60
JPMorgan Chase Bank NA, DBTC Americas/Deutsche Bank AG, London 1111Polaris Parkway, Columbus, OH, 43240	7.52
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryan Park, 250 Vesey Street, New York, NY, 10036	7.01
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.45
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	14.78

Market Vectors Coal ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	8.94
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	10.48
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.21
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	12.06
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	7.61
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.63

Market Vectors Egypt Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	19.17
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	10.99
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.26
Interactive Brokers Group LCC One Pickwick Plaza, Greenwich, CT, 06830	5.19
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	5.27
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	7.39

56

Market Vectors Environmental Services ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	5.90
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.24
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	18.73
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	14.18
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	8.03

Market Vectors Gaming ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	15.04
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue, Purchase, NY, 10577	10.43
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.44
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	19.18
UBS Financial Services Inc 1285 Avenue of the Americas, New York, NY, 10019

Market Vectors Global Alternative Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	6.47
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	11.25
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	8.71
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue, Purchase, NY, 10577	5.25
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.99
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	5.45

57

Market Vectors Gold Miners ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	11.20
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	8.26
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.92
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	7.11
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	5.56
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	8.50
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	7.31

Market Vectors Gulf States Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	13.12
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	8.35
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	23.15
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.14
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	7.16

Market Vectors India Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	20.34
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	5.54
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.55
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	7.04
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	14.10
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	6.69

58

Market Vectors India Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.61

Market Vectors Indonesia Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	25.54
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	12.47
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.10
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.40
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	6.93

Market Vectors Junior Gold Miners ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	13.43
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	11.73
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.17
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	5.97
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	12.49
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.77
UBS Financial Services Inc. 1285 Avenue of the Americas, New York, NY, 10019	5.25

Market Vectors Latin America Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	20.74
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.05

59

Market Vectors Latin America Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.06
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	10.28
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	9.63
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.13
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	7.32
Scottrade, Inc. 12800 Corporate Hill Drive, St. Louis, MO, 63131

Market Vectors Poland ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	23.50
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.34
Goldman, Sachs & Co. 200 West Street, New York, NY, 10282	10.55
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	9.12
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	6.99

Market Vectors Rare Earth/Strategic Metals ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	24.35
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.06
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.96
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.03
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	6.22
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	8.96

60

Market Vectors Russia ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York Mellon One Wall Street, New York, NY,10286	5.7
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	36.92
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	7.73
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	6.61

Market Vectors RVE Hard Assets Producers ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York Mellon, The/Mellon Trust of New England, National Association 700 South Flower Street, Suite 200, Los Angele, CA, 90017	17.04
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	5.40
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	10.51
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	6.80
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	7.54
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	7.47
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	16.06

Market Vectors Solar Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York Mellon One Wall Street, New York, NY,10286	5.36
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	14.01
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	12.55
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	7.25
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.34
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	5.16
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	5.11
UBS Financial Services Inc. 1285 Avenue of the Americas, New York, NY, 10019	5.25

61

Market Vectors Steel ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.67
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	19.81
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.71
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	5.70
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.03

Market Vectors Uranium+Nuclear Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	11.82
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.11
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	5.19
Desjardins Securities Inc 1170 Peel Street, Suite 300, Montreal, Quebec, A8 H3B 0A9	10.27
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.68
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	6.36

Market Vectors Vietnam ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	20.06
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.30
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.21
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.69
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	5.97
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	9.17

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TAXES

          The following information also supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Tax Information.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. However, to the extent the Market Vectors China ETF invests directly in the A-share market, if the Fund does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Code. To the extent the Market Vectors China ETF invests significantly in swaps and other derivative instruments that are subject to special tax rules, it is possible that, because the application of the special rules may be uncertain, the manner in which these special rules are applied by the Fund may be determined to be incorrect, and the Fund may be found to have failed to maintain its qualification as a RIC. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The Market Vectors India Small-Cap Index ETF has made an election to cause the Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, that Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of certain Funds’ assets will consist of foreign securities.

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          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. For taxable years beginning before January 1, 2013, certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies” for U.S. federal income tax purposes (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes. Until the Adviser obtains a QFII license, the Market Vectors China ETF intends to invest significantly in swaps and other derivative instruments and will not invest directly in A-shares. This may generally be less tax-efficient than a direct investment in A-shares. Furthermore, the Market Vectors China ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares.

          The Market Vectors China ETF may make investments, both directly and through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or

64

otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund does not expect to pay significant amounts of interest related dividends. Each Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% in 2013. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

India Tax Matters

          Please note that the tax implications in this section are based on the current provisions of the Indian tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The Market Vectors India Small-Cap Index ETF and the Subsidiary, as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice.

General

          The basis of charge of Indian income tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is subject to taxation in India on worldwide income and subject to certain tax exemptions, which are afforded under the provisions of the India Income Tax Act, 1961 (“ITA”). A person who is treated as a non-resident for Indian income tax purposes is generally subject to tax in India only on such person’s Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or being a non-resident, has an Indian source of income or has income received (whether accrued or otherwise) in India.

          The taxation of the Subsidiary in India is governed by the provisions of the ITA, read with the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty. In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius. In light of Circular No. 789 dated April 13, 2000, issued by the Central Board of Direct Taxes, the Subsidiary would be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a Tax Residency Certificate by the Mauritius Income Tax Authorities. Thus, the Subsidiary will seek a Mauritius tax residency certificate. The Supreme Court of India has upheld the validity of Circular 789 and accordingly, the Subsidiary should be eligible for the benefits under the Treaty.

          The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The tax consequences for the Subsidiary on account of the application of the Treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows (all rates are exclusive of applicable surcharges and cess, if any):

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(i)

Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds (“FCCBs”)) or Global Depositary Receipts (“GDRs”) or American Depositary Receipts (“ADRs”) issued by Indian companies will not be subject to tax in India;

(ii)

Dividends on shares received from an Indian company on which dividend distribution tax has been paid is exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the rate of 15%;

(iii)

Interest income from loans made in Indian Rupees will be taxed at a rate of 42% on a net basis. Interest income from loans made or debt securities held in India will be taxed at the rate of 20%. However if such interest arises out of FCCBs held by the Subsidiary then such interest shall be taxed at the rate of 10%;

          In light of some recent judicial precedents in India, the gains arising on disposal of shares or securities could be characterized by the tax authorities as business income and not as capital gains. As per the provisions of the Treaty, if the gains arising on sale of shares or securities are characterized as business income, the same would be taxable in India only if the Fund has a permanent establishment in India.

          In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

(i)

Capital gains from the sale of listed Indian securities held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid;

(ii)	Capital gains from the sale of listed Indian securities held for more than twelve months will be exempt from tax in India provided the STT has been paid;

(iii)

Capital gains from the sale of listed Indian securities not executed on the stock exchange or unlisted securities held for twelve months or less will be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%;

(iv)	Capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between nonresident investors, will not be subject to tax in India;

(v)

Gains from the disposal of shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to12 months prior to disposal and long term if such shares are held for more than 12 months prior to disposal. Short term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long term gains will be exempt from tax if STT has been paid.

Minimum Alternative Tax

          In the event the benefits of the Treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to minimum alternative tax (“MAT”). As per the ITA, if the tax payable by a company (including a foreign fund) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% of such

67

book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

Securities Transaction Tax

          The exemption for long term capital gains and the reduction of the rate on short term capital gains are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the Securities Transaction Tax (“STT”) is collected by the respective stock exchanges at the applicable rates on the transaction value.

          The Subsidiary will also be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are as follows:

•	0.125% on the purchase of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

•	0.125% on the sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

•

0.025% on the sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India where the contract for sale is settled otherwise then by the actual delivery or transfer of shares or units.

•	0.017% on the sale of derivatives in a recognized stock exchange in India.

•	0.25% on the sale of units of an equity oriented fund to the Fund.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 41 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and

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such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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FINANCIAL STATEMENTS

          The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

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LICENSE AGREEMENTS AND DISCLAIMERS

          The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          The information contained herein regarding the DAXglobal® Agribusiness Index (the “Agribusiness Index”), DAXglobal® Nuclear Energy Index (the “Nuclear Index”) and DAXglobal® Russia+ Index (the “Russia+ Index”) was provided by the Deutsche Börse AG.

          THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX AND/OR THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND/OR THE RUSSIA+ INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX ARE CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX OR THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX.

          NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF.

          IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO THE ADVISER THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE

71

AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF, MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF AND MARKET VECTORS RUSSIA ETF.

          The information contained herein regarding CSI 300 Index (the “CSI Index”) was provided by China Securities Index Co., Ltd. (“China Securities”).

          The Market Vectors China ETF is neither sponsored nor promoted, distributed or in any other manner supported by China Securities. CSI Indices are compiled and calculated by China Securities. China Securities will apply all necessary means to ensure the accuracy of the CSI Index. However, neither China Securities nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the CSI Index and neither China Securities nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in CSI Index values and constituent lists vests in China Securities. Neither the publication of the CSI Index by China Securities nor the granting of a license regarding the CSI Index as well as the Index Trademark for the utilization in connection with the Market Vectors China ETF, which derived from the CSI Index, represents a recommendation by China Securities for a capital investment or contains in any manner a warranty or opinion by China Securities with respect to the attractiveness on an investment in the Market Vectors China ETF.

          The information contained herein regarding the NYSE Arca Environmental Services Index, (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index”) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext.

          The Environmental Services Index, a trademark of NYSE Euronext or its affiliates (“NYSE Euronext”), is licensed for use by the Adviser in connection with Market Vectors Environmental Services ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Environmental Services ETF and makes no warranty or representation as to the accuracy and/or completeness of the Environmental Services Index or results to be obtained by any person from using the Environmental Services Index in connection with trading of Market Vectors Environmental Services ETF.

          The Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading Market Vectors Gold Miners ETF.

          The Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading Market Vectors Steel ETF.

          EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE NYSE EURONEXT.

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          THE SHARES OF EACH OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX. EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF.

          ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, THE ADVISER’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF MARKET VECTORS ENVIRONMENTAL SERVICES ETF, MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH OF THE ENVIRONMENTAL SERVICES INDEX, GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,

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CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”) and Ardour Solar Energy IndexSM (the “Solar Energy Index”) and provided by Ardour Global Indexes LLC (“Ardour”).

          THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

          ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          “ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR SOLAR ENERGY INDEXSM”, “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          THE ARDOUR GLOBAL INDEX AND THE SOLAR ENERGY INDEX ARE CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX AND MARKET VECTORS SOLAR ENERGY ETF BASED ON THE SOLAR ENERGY INDEX ARE NOT SPONSORED, ENDORSED, SOLD OR

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PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR MARKET VECTORS SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR AND MARKET VECTORS SOLAR ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Stowe Coal IndexSM (the “Coal Index”) and the S-Network Global Gaming IndexSM (the “Gaming Index”) was provided by Stowe Global Indexes, LLC (“Stowe”).

          THE SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX AND GAMING INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKETS. STOWE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES AND OF THE COAL INDEX AND THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE ADVISER OR MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX OR THE GAMING INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN

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THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF ARE TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF.

          STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS COAL ETF AND MARKET VECTORS GAMING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR GAMING INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF particularly or the ability of the Coal Index or the Gaming Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to Stowe is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Coal Index and the Gaming Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or the timing of the issuance or sale of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF or in the determination or calculation of the equation by which the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Coal ETF and Market Vectors Gaming ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE COAL INDEX AND GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY

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INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw Hill Companies, Inc. These marks have been licensed for use by Stowe.

          The information contained herein regarding the Dow Jones Africa Titans 50 IndexSM (the “Africa Titans 50 Index”) and Dow Jones GCC Titans 40 IndexSM (the “GCC Titans 40 Index:”) was provided by Dow Jones Indexes.

          “Dow Jones,” “Dow Jones Africa Titans 50 IndexSM” and “Dow Jones GCC Titans 40 IndexSM” are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser. Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF, based on the Africa Titans 50 Index and GCC Titans 40 Index, respectively, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such products.

          The Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF or any member of the public regarding the advisability of trading in Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Dow Jones and of the Africa Titans 50 Index and GCC Titans 40 Index, which are determined, composed and calculated by Dow Jones without regard to the Adviser or Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF. Dow Jones has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF into consideration in determining, composing or calculating the Africa Titans 50 Index and GCC Titans 40 Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF to be listed or in the determination or calculation of the equation by which Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF.

          DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS AFRICA INDEX ETF AND MARKET VECTORS GULF STATES INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT,

77

PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

          The information contained herein regarding The Rogers™-Van Eck Hard Assets Producers Index (the “Hard Assets Producers Index”) was provided by S-Network Global Indexes, LLC (“S-Network “).

          S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with Market Vectors RVE Hard Assets Producers ETF. The Shares of Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of Market Vectors RVE Hard Assets Producers ETF.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Hard Assets Producers Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of Market Vectors RVE Hard Assets Producers ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors RVE Hard Assets Producers ETF into consideration in determining, composing or calculating the Hard Assets Producers Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability

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of the Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to The Rogers™-Van Eck Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network.

          “Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors RVE Hard Assets Producers ETF or in futures particularly.

          BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT,

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PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          The information contained herein regarding the Market Vectors Brazil Small-Cap Index (the “Brazil Small-Cap Index”), Market Vectors Egypt Index (the “Egypt Index”), Market Vectors India Small-Cap Index (the “India Small-Cap Index”), Market Vectors Indonesia Index (the “Indonesia Index”), Market Vectors Junior Gold Miners Index (the “Junior Gold Miners Index”), Market Vectors Latin America Small-Cap Index (the “LatAm Small-Cap Index”), Market Vectors Poland Index (the “Poland Index”), Market Vectors Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”) and Market Vectors Vietnam Index (the “Vietnam Index”) was provided by 4asset-management GmbH (“4asset”).

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by 4asset. 4asset makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF particularly or the ability of the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners index, Poland Index and Vietnam Index to track the performance of its relative securities market. 4asset’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index that is determined, composed and calculated by 4asset without regard to the Adviser or the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF. 4asset has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF into consideration in determining, composing or calculating the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index,

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Rare Earth/Strategic Metals Index and Vietnam Index. 4asset is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF are to be converted into cash. 4asset has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF.

          4ASSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND 4ASSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. 4ASSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BRAZIL SMALL CAP-ETF, MARKET VECTORS EGYPT INDEX ETF, MARKET VECTORS INDIA SMALL-CAP INDEX ETF, MARKET VECTORS INDONESIA INDEX ETF, MARKET VECTORS JUNIOR GOLD MINERS ETF, MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF, MARKET VECTORS POLAND ETF, MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF AND MARKET VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. 4ASSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL 4ASSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Brazil Small-Cap Index, Egypt Index, India

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Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Brazil Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards 4asset, Structured Solutions AG has no obligation to point out errors in the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF. Neither publication of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index by Structured Solutions AG nor the licensing of the Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index and Vietnam Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Brazil Small Cap-ETF, Market Vectors Egypt Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Vietnam ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Brazil Small Cap-ETF’s, Market Vectors Egypt Index ETF’s, Market Vectors India Small-Cap Index ETF’s, Market Vectors Indonesia Index ETF’s, Market Vectors Junior Gold Miners ETF’s, Market Vectors Latin America Small-Cap Index ETF’s, Market Vectors Poland ETF’s, Market Vectors Rare Earth/Strategic Metals ETF’s and Market Vectors Vietnam ETF’s Prospectus.

          The Market Vectors India Small-Cap Index ETF invests substantially all of its assets in the Subsidiary, SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a Category 1 Global Business License to the Subsidiary to conduct the business of “investment holding.” Neither investors in the Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s or the Fund’s failure.

          The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

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APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

          A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a

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Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;

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	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

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While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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Proxy Paper Policy Guidelines

An Overview of the Glass Lewis Approach to Proxy Advice

2010 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

[1] NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to

[2] If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3] We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

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schools where a board member is a professor; or charities where a director serves on the board or is an executive[4]; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. [6]

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically

[4] We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

[5] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6] Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7] We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a

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shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[9]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments

[8] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

[9] “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[10]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[11]

[10] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[11] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.

The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.

[12] In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[13] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

9

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;
•	The restatement is accompanied by an SEC inquiry or investigation;
•	The restatement involves revenue recognition;
•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]
20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance

[14] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.

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6.

The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:[15]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

[15] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16] Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17] In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.

All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

[18] In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Regarding the nominating and or governance committee, we will recommend voting against the following:[19]

1.

All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed.[23]
3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:[24]

19 Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

20 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

21 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.
22 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

24 Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]
4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[27]
5.

The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk

25 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

26 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

27 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

28 We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.

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exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[29], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[30]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and

29 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

30 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been held up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3.

A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

31 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,”2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

32 Spencer Stuart Board Index, 2009, p. 19

33 There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

17

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[34]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties,

[34] The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4.

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.
2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3.	Independence of the audit committee: The audit committee should consist solely of independent directors.
4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC

19

proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”35

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

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When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Retirement Provisions

Director Term and Age Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor,

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garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is

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reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like

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directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.” 38

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

38 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
39 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Linking Pay with Performance

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine

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executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

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•	The overall design and structure of the Company’s executive compensation program;
•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
•	The quality and content of the Company’s CD&A disclosure and
•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

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Equity-Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

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7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

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Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

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The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.[40]

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that

40 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting

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opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”[41] In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration

41 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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(i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of

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shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?

2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4)	Do shareholders have the right to call special meetings of shareholders?

5)	Are there other material governance issues at the Company?

6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The

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historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or

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more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;
•	Any changes in the fee structure paid to the investment advisor; and
•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being

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performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. Environmental, Social and Governance Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

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Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size
•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)
•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)
•	Existence of anti-takeover protections or other entrenchment devices
•	Opportunities for shareholder action (e.g., ability to act by written consent)
•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We

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believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in

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the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption

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of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the

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company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has been suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;
•	The relevant company’s current level of disclosure;
•	The level of sustainability information disclosed by the firm’s peers;
•	The industry in which the firm operates;
•	The level and type of sustainability concerns/controversies at the relevant firm, if any;
•	The time frame within which the relevant report is to be produced; and
•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way

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that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

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However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3.	The banning of provocative religious or political emblems from the workplace;
4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;
5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses

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can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;
•	Health care coverage should be continuous;
•	Health care coverage should be affordable to individuals and families;
•	The health insurance strategy should be affordable and sustainable for society; and
•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national

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policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively

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correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?
•	How does the Company’s political expenditure policy and disclosure compare to its peers?
•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

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